Exhibit 4.2


                             Dated 19 November 2004
                       ------------------------------------









                            THE REPUBLIC OF BULGARIA
                                 ACTING THROUGH
                            THE PRIVATISATION AGENCY
                           OF THE REPUBLIC OF BULGARIA

                                       and

                                   CEZ, a. s.








                          ----------------------------
                       SHARE PRIVATISATION SALE AGREEMENT
                          ----------------------------
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
                                    Contents
Clause                                                                                       Page

1   Definitions and Interpretations............................................................3

2   Subject of the Agreement...................................................................8

3   Conditions precedent and consequences of conditionality....................................9

4   Completion................................................................................11

5   Seller's Pre-Completion Covenants.........................................................14

6   Buyer's Pre-Completion Covenants..........................................................16

7   Mutual Pre-Completion Covenants...........................................................17

8   Buyer's Post-Completion Covenants.........................................................17

9   Seller's Post-Completion Covenants........................................................21

10  Indemnification by Seller.................................................................22

11  Indemnification by Buyer..................................................................27

12  Warranties of the Seller..................................................................28

13  Warranties of the Buyer...................................................................31

14  Confidentiality and Public Announcement...................................................32

15  Arbitration...............................................................................33

16  Miscellaneous.............................................................................34

17  Classified Information....................................................................36

Schedule 1.1 (B)   Escrow Agreement...........................................................39

Schedule 1.1 (C)   Restated By-laws...........................................................40

Schedule 3.2.2   Territory of Electricity Distribution and Supply Licenses....................41

Schedule 3.2.3   Part A - Form of Settlement Agreement........................................42

Schedule 3.2.3   Part B - Form of Annex 1 to the Settlement Agreement.........................43

Schedule 4.3.3   Supervisory Board............................................................44

Schedule 10.9   Net Worth Auditor Procedures..................................................46

Schedule 11.4.1   Seller Claim Notice.........................................................47

Schedule 12.2.1  Information on the Companies.................................................48

Schedule 12.2.7  Subsidiaries of the Companies................................................50

Schedule 12.2.8  Litigation or Arbitration Proceedings........................................51

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
Schedule 12.2.9  Permits, Approvals and Licences..............................................74

Schedule 12.2.10(a)  Disclosed Real Estate Claims.............................................75

Schedule 13.4.2   Buyer's Power of Attorney...................................................78

Schedule 13.4.23   Buyer Funds Declaration....................................................79

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SHARE PRIVATISATION SALE AGREEMENT (the "Agreement") is dated 19 November 2004 and is made BETWEEN:

(1) THE REPUBLIC OF BULGARIA acting through THE PRIVATISATION AGENCY OF THE REPUBLIC OF BULGARIA (the "Privatisation Agency" or the "Seller"), duly empowered pursuant to the Privatisation and Post-Privatisation Control Act, promulgated in State Gazette Issue No. 28 of March 19, 2002, as amended (the "Privatisation Act"), duly represented by Mr. Atanas Kirilov Bangachev, Executive Director, holder of identity card no. 101175201, issued on 27.10.2000 by the Ministry of the Interior, Blagoevgrad Department, Personal Identification No. 7602190162; and

(2) CEZ, a. s. (the "Buyer"), a joint stock company duly incorporated and validly existing under the laws of the Czech Republic, having its seat and registered office at Duhova 2/1444, 140 53 Prague 4, Czech Republic, Business Identification Number 45274649, registered in the commercial register maintained by the municipal court in Prague, Czech Republic, under section B, file number 1581, represented by Mr. Martin Roman, Chairman of the Board of Directors, citizen of the Czech Republic, Birth No. 691029/5546, residing at Kamenice 26, Kamenice 251 68, Czech Republic, holding passport No, 34150108, issued in Ricany, Czech Republic, on 14 May 2003 valid until 14 May 2013, and Mr. Radomir Lasak, Member of the Board of Directors, citizen of the Czech Republic, Birth No. 651202/1780, residing at Krajnikova 142, Dobrichovice 252 29, Czech Republic, holding passport No, 34435864, issued in Cernosice, Czech Republic, on 20 October 2003 valid until 20 October 2013;

The Seller and the Buyer together are referred to in this Agreement as the "parties" and each of them is referred to as a "party".

WHEREAS:

This Agreement is executed pursuant to Art. 1, para 2, item 1, Art 3, para 1 and para 7, Art. 4, para 1, Art 32, para 1, item 3 and Chapter VIIa of the Privatisation Act; the Regulation on Auctions and Tenders (promulgated in State Gazette issue No. 85 dated 26 September 2003), the strategy for the privatisation of the Companies ratified by Parliament on 29 July 2003 (promulgated in State Gazette issue No.69 dated 5 August 2003), and in accordance with Decision No. 2484-I dated 24 October 2003 of the Privatisation Agency (promulgated in State Gazette issue No. 95 dated 28 October 2003), the Decision No 581/16.07.2004 of the Council of Ministers on the selection of a buyer, the Decision of the Supervisory Board of the Privatisation Agency dated 8 November 2004 (Minutes No. 69) and Decision No. 898 of the Council of Ministers dated 12 November 2004 concerning approval of this agreement (together the "Tender Regulations").

NOW IT IS HEREBY AGREED as follows:

1    Definitions and Interpretations

1.1 For the purposes of this Agreement unless the context otherwise requires the following words and expressions will have the following meaning:

     "Applicable Law" means the Bulgarian laws, decrees, ordinances, orders, regulations, instructions and other normative acts, Bulgarian court decisions or arbitral awards, and decisions of the Council of Ministers and of the Parliament.

     "Bank Guarantee" means the bank guarantee established with the Guarantee Bank pursuant to clause 4.2.2(b) in an amount equal to the Guarantee Amount.

     "Board of Directors" means the Board of Directors of a Company as appointed in accordance with the By-Laws.

     "Bulgarian Leva" or "BGN" means the currency of the Republic of Bulgaria which, at the time of payment, is legal tender in the Republic of Bulgaria.

     "Business Day" means a day on which banks are generally open in Sofia, Bulgaria, and Prague, Czech Republic, for the transaction of normal banking business.

     "Buyer Claim" has the meaning ascribed to such term in clause 10.5.2.

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     "Buyer Share" means a Share with respect to a Company owned by the Buyer who has acquired such Share pursuant to this Agreement.

     "Buyer's Warranties" means the warranties of the Buyer set out in clause
     13.

     "By-Laws" means the by-laws of each Company in effect as of the Signing
     Date.

     "Companies" means, together, Company 1, Company 2 and Company 3 and "Company" will mean any one of them.

     "Company 1" means the electricity distribution and supply company Elektrorazpredelenie - Stolichno EAD, Sofia, having its seat and address of management at 330, Tzar Simeon St., Ilinden Municipality, 1309 Sofia, Bulgaria, capital to the amount of BGN 1,928,000 (one million and nine hundred and twenty eight thousand Bulgarian Leva) entered into the Trade Register of the Sofia City Court with Decision No. 1 of 27 April 2000, under c.c. 6358.

     "Company 1 Shares" means the 129,176 (one hundred and twenty nine thousand one hundred and seventy six) physical ordinary registered voting shares in Company 1, each having a par value of BGN 10 (ten Bulgarian Leva), representing 67% (sixty seven percent) of the total voting share capital of Company 1.

     "Company 2" means the electricity distribution and supply company Elektrorazpredelenie - Sofia Oblast EAD, Sofia having its seat and address of management at 2, Evropa Blvd., Vrabnitsa Municipality, 1360 Sofia, Bulgaria, capital to the amount of BGN 2,149,000 (two million and one hundred and forty nine thousand Bulgarian Leva) entered into the Trade Register of the Sofia City Court with Decision No. 1 of 28 April 2000 under c.c. 6315.

     "Company 2 Shares" means the 143,983 (one hundred and forty three thousand nine hundred and eighty three) physical ordinary registered voting shares in Company 2, each having a par value of BGN 10 (ten Bulgarian Leva), representing 67% (sixty seven percent) of the total voting share capital of Company 2.

     "Company 3" means the electricity distribution and supply company Elektrorazpredelenie - Pleven EAD, Pleven having its seat and address of management at 73 Doiran St., 5800 Pleven, Bulgaria, capital to the amount of BGN 1,206,000 (one million and two hundred and six thousand Bulgarian
     Leva) entered into the Trade Register of the Pleven Regional Court with Decision No. 833 of 28 April 2000 under c.c. 833.

     "Company 3 Shares" means the 80,802 (eighty thousand eight hundred and two) physical ordinary registered voting shares in Company 3, each having a par value of BGN 10 (ten Bulgarian Leva), representing 67% (sixty seven percent) of the total voting share capital of Company 3.

     "Completion" means the completion of the privatisation sale and purchase of the Sale Shares under this Agreement by the performance by the Buyer and the Seller of their respective obligations under clause 4.

     "Completion Date" means either (a) 10 (ten) Business Days after the Condition Date or (b) such later date as contemplated by this Agreement, or
     (c) such later date as the parties may agree in writing.

     "Condition Date" means the date on which all Conditions Precedent set forth at clauses 3.1.1, 3.1.4, 3.2.1, 3.2.2 and 3.2.3 have been met (or waived, as the case may be).

     "Conditions Precedent" means the conditions precedent set out in clauses
     3.1 and 3.2.

     "CPC" means the Bulgarian Commission on Protection of the Competition established pursuant to the Protection of the Competition Act of Bulgaria, promulgated in State Gazette Issue No. 52 of 1998, last amended in State Gazette Issue No. 107 of 2003.

     "CPC Decision" means a decision by the CPC described in clauses 3.1.1 and 3.2.1.

     "Deposit" will have the meaning given to it in clause 2.3.

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     "Encumbrances" means all claims, charges, mortgages (whether by fixed or floating charge), pledges, liens, security interests, encumbrances, equities, put and call options and other third party rights.

     "Energy Act" means the Energy Act promulgated in State Gazette Issue No.107 of 9 December 2003.

     "Escrow Account" means the bank account established by the Buyer and the Seller pursuant to the terms of the Escrow Agreement.

     "Escrow Agent" means Bulbank AD, 7 Sveta Nedelia sq., 1000 Sofia, Bulgaria.

     "Escrow Agreement" means the escrow agreement attached hereto as Schedule
     1.1 (B).

     "Euro" or "EUR" means the currency defined in Art. 2 of Council Regulation
     (EC) No. 974/98 of 3 May 1998.

     "Financial Statements" means the audited balance sheets of each of the Companies as of 31 December 2002 and 2003 ("Balance Sheets") and the related audited statements of income, changes in stockholders' equity and cash flow for the financial years ended 2002 and 2003 in each case prepared in accordance with IFRS, together with the reports thereon of the Registered Auditors.

     "Governmental Entity" means any Bulgarian governmental or regulatory department, commission, board, agency or other similar entity, whether national, regional or municipal, acting pursuant to Applicable Law.

     "Guarantee Amount" means EUR 28,150,000 (twenty eight million and one hundred and fifty thousand Euro) an amount equal to 10% (ten percent) of the Purchase Price.

     "Guarantee Bank" means ING Bank N.V., with its registered seat at Amstelveenseweg 500, 1081 KL Amsterdam, The Netherlands, a company limited by shares and registered in the Trade Register of the Chamber of Commerce and Industry for Amsterdam under the file no. 33031431, acting in Bulgaria through its Sofia branch, registered with Sofia City Court, Company File 11357/94, Batch 18182, Volume 227, Register 1, page 168, BULSTAT K831553811, having its registered office at 12 Emil Bersinski Street, Ivan Vazov Region, Sofia 1408.

     "Indebtedness" means (i) all debentures, bonds, notes or other instruments representing borrowings with banks, financial institutions or other entities (ii), all agreements classified as capital leases pursuant to IFRS and (iii) all guarantees, indemnities or similar assurances against financial loss of any person with respect to the foregoing; provided that the indemnities provided in connection with the Settlement Agreement will not qualify as Indebtedness for the purposes of this definition.

     "Indemnification Damages" means all damages, not including lost profits but including costs of investigation and defence and reasonable attorneys' fees.

     "Information" means all information, whether oral or written (on whatever medium stored) provided by the Seller and the Minister to the Buyer in connection with the privatisation sale of the Sale Shares, together with all notes, data, analyses, compilations, studies or other documents derived from or otherwise reflecting such information.

     "IFRS" means the International Financial Reporting Standards adopted by the International Accounting Standards Board (IASB).

     "Long Stop Date" means 30 April 2005 or such later date as contemplated by this Agreement.

     "Management Board" means the Management Board of a Company to be appointed in accordance with the Restated By-Laws and as constituted from time to time.

     "Minister" means the Minister of Energy and Energy Resources of the Republic of Bulgaria.

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     "NEK" means Natzionalna Elektricheska Kompania EAD (National Electric
     Company) a company incorporated under the Law on Commerce, registered with the Sofia City Court under company file # 29869/1991, having its registered address at 8 Triaditza st., Oborishte Municipality, Sofia, Bulgaria.

     "OCA" means the Obligations and Contracts Act promulgated in State Gazette issue No. 275 of 1950, as amended from time to time.

     "Officer's Certificate" means, if to be delivered by the Buyer, a certificate or letter signed by a duly authorised officer of the Buyer and, if to be delivered by the Seller, a certificate or letter signed by a duly authorised representative of the Seller, as set out in Annex 10 of the Escrow Agreement.

     "Ordinance on Price Regulation" means the Ordinance on the Electricity Price Regulation promulgated in State Gazette issue no. 17 of 2004, as amended from time to time.

     "PEA" means the Protection of the Environment Act promulgated in State Gazette issue No. 91 of 2002, as amended from time to time.

     "PEA Regulation" means the Regulation (adopted by virtue of Decree No. 173 of the Council of Ministers dated 19 July 2004, promulgated in State Gazette issue No. 66 of 2004 and as amended from time to time) on the terms and conditions for determining the liability of the State and for negating damages to the environment arising, in the context of a privatisation transaction, as a direct result of the actions of the State prior to the date of the relevant privatisation.

     "Permitted Transferee" means either the European Bank for Reconstruction and Development, International Finance Corporation or the Black Sea Trade and Development Bank.

     "Post-Privatisation Control Agency" means a Governmental Entity within the meaning of Art. 18 of the Privatisation Act.

     "Pre-Completion Period" means the period from and including the Signing Date to and including the Completion Date.

     "Purchase Price" will have the meaning given to it in clause 2.2.

     "Registered Auditor" means a qualified chartered accountant or a firm of professional auditors registered with the special register of the Chartered Accountants Institute within the Republic of Bulgaria and approved in accordance with this Agreement.

     "Remaining Seller Share" means a Share in the capital of a Company owned by the Republic of Bulgaria following Completion.

     "Retention Amount" means EUR 56,300,000 (fifty six million and three hundred thousand Euro) an amount equal to 20% (twenty percent) of the Purchase Price.

     "Republic" or "Republic of Bulgaria" means the Bulgarian State acting through a Governmental Entity competent to act on its behalf.

     "Restated By-Laws" means the by-laws of each Company, substantially in the form of Schedule 1.1 (C), to be adopted at Completion as provided for in this Agreement.

     "Sale Shares" means the Company 1 Shares, the Company 2 Shares and the Company 3 Shares.

     "Seller's Account" means account of the Seller in Euro, opened at BNB - Head Office, Sofia, numbered 54 00150339, bank code 66196611, SWIFT BNBGBGSF.

     "Seller Indemnity Termination Date" means the date occurring 18 (eighteen) months after the date on which Completion occurs.

     "Seller's Warranties" means the warranties of the Seller set out in clause 12.

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     "SERC" means the State Energy Regulation Commission of the Republic of
     Bulgaria established pursuant to the Energy Act.

     "SERC 2004 Filings" means the filings required to be made with the SERC for the regulatory period 1 July 2004 to 31 December 2004.

     "SERC 2005 Filings" means the filings required to be made with the SERC for the first regulatory period beginning 1 January 2005.

     "Share" means one ordinary physical registered voting share in the capital of a Company.

     "Shareholders Agreements" means the shareholders agreements between the Buyer and the Minister, in his capacity of a body exercising the ownership rights of the Republic of Bulgaria in each Company, with respect to each Company entered into simultaneously with the execution of this Agreement and which shareholders agreements will become effective upon Completion.

     "Signing Date" means the date hereof.

     "Supervisory Board" means the Supervisory Board of a Company to be appointed in accordance with the Restated By-Laws and as constituted from time to time.

     "Tax" or "Taxation" means all forms of taxes or any other imposition in the nature of taxation imposed in accordance with Applicable Law, as well as any mandatory social security and health insurance contributions, together with any related penalties, interest, fines, surcharges or other amounts due to a Tax Authority.

     "Tax Authority" means any Governmental Entity responsible for the imposition of Taxation.

     "Temporary Share Certificate" has the meaning provided in Article 167(1) of the Bulgarian Law on Commerce.

     "Third Party Proceeding" means any arbitration, audit, investigation or litigation commenced, brought or conducted by a third party or a Governmental Entity against a Company after Completion (with respect to any period prior to Completion) and with respect to which the Buyer (acting reasonably and in good faith) believes it has a claim against the Seller pursuant to this Agreement.

     "Transaction Documents" means this Agreement, the Escrow Agreement, the Bank Guarantee, the Shareholders Agreements and the Restated By-Laws and the documents entered into pursuant to these documents.

     "Transfer" means any of the following:

          (a) the sale, transfer or other disposal or dealing of any share of capital stock (including of a Share), of any other equity interest or of any direct or indirect legal or beneficial interest in any of the foregoing or the entering into any agreement for any of the foregoing;

          (b) the entering into any agreement with respect to the voting rights attached to any share of capital stock in any Company (including of a Share); or

          (c) the Encumbrance of any share of capital stock in any Company (including of any Share) or of any other equity interest or in any legal or beneficial interest in any of the foregoing.

     1.2  In this Agreement, unless the context otherwise requires:

1.2.1 references to a "party" include its legal successors and persons to whom rights or obligations may be assigned pursuant to the terms of this Agreement;

1.2.2 words importing the singular include the plural and vice versa, words importing a gender include every gender and references to "persons" will include individuals and legal entities;

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1.2.3      references to a clause or schedule are to a clause of, or a schedule to, this Agreement, references to this Agreement include its recitals and schedules and references in a schedule or part of a schedule to a paragraph are to a paragraph of that schedule or that part of that schedule;

1.2.4 references to this Agreement or any other document or to any specified provision of this Agreement or any other document are to this Agreement, that document or that provision as in force for the time being and as amended from time to time in accordance with the terms of this Agreement or that document or, as the case may be, with the agreement of the relevant parties;

1.2.5 the contents table and the descriptive headings to clauses, schedules and paragraphs are inserted for convenience only, have no legal effect and will be ignored in the interpretation of this Agreement;

1.2.6 references to any enactment (meaning any statute or statutory provision or any other subordinate legislation or regulations made under any such statute or statutory provision) will be construed as references to such enactment and any re-enactments, replacements, or modifications thereto made from time to time;

1.2.7 the words "herein", "hereto", "hereof" and other similar words refer to this Agreement as a whole and not to any particular provision of this Agreement;

1.2.8 the word "procure" in this Agreement will mean the taking of all required actions or refraining from taking actions for the achievement of a particular result to the extent permitted by Bulgarian Law;

1.2.9 if a date as provided for in this Agreement falls on a day that is not a Business Day, such date will be deemed to be the next Business Day after such date; and

1.2.10 the rule known as the eiusdem generis rule will not apply and accordingly:

         (a) general words introduced by the words and phrases such as "include", "including", "other" and "in particular" will not be given a restrictive meaning or limit the generality of any preceding words or be construed as being limited to the same class as the preceding words where a wider construction is possible; and

         (b) general words will not be given a restrictive meaning by reason of the fact that they are followed by particular examples intended to be embraced by the general words; and references to writing includes any method of reproducing words in a legible and non-transitory form.

     2    Subject of the Agreement

     2.1  Privatisation Sale

          On and subject to the terms of this Agreement, the Seller agrees to sell and the Buyer agrees to purchase the Sale Shares at Completion, free and clear from Encumbrances and together with all rights and obligations attaching to them as of Completion.

     2.2  Purchase Price

          The purchase price (the "Purchase Price") for the Sale Shares will be EUR 281,500,000 (two hundred and eighty one million and five hundred thousand Euro), allocated as follows:

2.2.1 EUR 188,793,000 (one hundred and eighty eight million and seven hundred and ninety three thousand Euro) for Company 1 Shares (equivalent to EUR 1,461.517 (one thousand four hundred and sixty one and five hundred and seventeen thousandths Euro) per Share for Company
          1);

2.2.2 EUR 35,689,000 (thirty five million and six hundred and eighty nine thousand Euro) for Company 2 Shares (equivalent to EUR 247.869 (two hundred and forty seven and eight hundred and sixty nine thousandths
          Euro) per Share for Company 2); and

2.2.3 EUR 57,018,000 (fifty seven million and eighteen thousand Euro) for Company 3 Shares (equivalent to EUR 705.65 (seven hundred and five and sixty five hundredths Euro) per Share for Company 3).

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     2.3  Payment of the Purchase Price

2.3.1      Deposit

          (a) On the Signing Date, the Buyer shall deposit into the Escrow Account the amount of EUR 56,300,000 (fifty six million and three hundred thousand Euro) (the "Deposit"), representing 20% (twenty percent) of the Purchase Price, to be held by the Escrow Agent pursuant to the terms of the Escrow Agreement.

          (b) Upon receipt by the Seller of written confirmation from the Escrow Agent of the Escrow Agent's receipt of the Deposit, the Seller shall (i) return the Bid Bond to the Buyer (or otherwise cancel the Bid Bond), and (ii) deliver a statement to the Buyer to the effect that the Seller has no further interest in the Bid Bond or that the Bid Bond has been cancelled, as applicable.

2.3.2      Payment of Balance of Purchase Price

             The Buyer shall pay an amount equal to the difference between the Purchase Price and the Deposit (the "Amount Due at Completion") pursuant to clause 4.

     2.4  Dividends

2.4.1      Financial year 2003

           In accordance with Decree No. 30 of the Council of Ministers for the Implementation of the Republic of Bulgaria's Budget for year 2004 (promulgated in State Gazette issue No. 13 of 17 February 2004), the Companies have declared and distributed to the Seller dividends relating to the year ended 31 December 2003 equal to 50% (fifty percent) of the Companies' profits accrued in such year (after mandatory deductions for the Reserves Funds of the Companies). Such dividends are in a total amount of BGN 3,124,696 (three million one hundred and twenty four thousand six hundred and ninety six Bulgarian
           Leva) for Company 1, BGN 731,526.85 (seven hundred and thirty one thousand five hundred and twenty six and eighty five hundredths Bulgarian Leva) for Company 2 and BGN 2,597,400.98 (two million five hundred and ninety seven thousand four hundred and ninety eight hundredths Bulgarian Leva) for Company 3. In so far as the same (i) have not been paid at the Signing Date and (ii) may be paid in accordance with Applicable Law, the Buyer acknowledges that such payments shall be effected by the Companies prior to Completion. The Seller undertakes to procure that none of the Companies will declare or pay any other dividends relating to the year ended 31 December 2003 prior to Completion.

2.4.2      Financial years 2004 and 2005

           The Seller undertakes to procure that none of the Companies will declare or pay any dividends relating to the year ending 31 December 2004 prior to Completion, and any dividends of the Companies with respect to the years ending 31 December 2004 and 31 December 2005, as the case may be ("Post 2003 Dividends"), will be distributed between the Buyer and the Seller in the proportion of their respective shareholdings in the Companies as of the respective dates of declaration of the Post 2003 Dividends.

     2.5  Escrow Agreement

          The parties shall enter into the Escrow Agreement simultaneously with the execution of this Agreement.

     3    Conditions precedent and consequences of conditionality

     3.1 Completion of this Agreement by the Seller will be conditional upon fulfilment of the following conditions precedent:

3.1.1      CPC Decision

          (a) the CPC having issued a decision (an "Unconditional CPC Decision") (i) to authorise the privatisation sale of the Sale Shares as contemplated by this Agreement and imposing no restrictions and/or conditions on such sale and such decision having entered into force, or (ii) that

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

               no permit from the CPC authorising the privatisation sale of the Sale Shares is required under Applicable Law; or

          (b) the CPC having issued a Conditional CPC Decision (as defined in clause 3.2.1), the Buyer having accepted the restrictions and/or conditions pursuant to clause 3.2.1 and such decision having entered into force.

3.1.2 the Buyer having fulfilled its pre-completion obligations pursuant to clause 6;

3.1.3 the Buyer's Warranties being true and correct as of both the Signing Date and the Completion Date; and

3.1.4 the Buyer not having been dissolved, not having entered into (or taken steps to enter into) liquidation, administration or administrative receivership and not being insolvent or unable to pay its debts as they become due.

     3.2 Completion of this Agreement by the Buyer is conditional upon fulfilment of the following conditions precedent:

3.2.1      CPC Decision

          (a) The CPC having issued an Unconditional CPC Decision and such decision having entered into force; or

          (b) the CPC having issued a decision authorising the privatisation sale of the Sale Shares as contemplated by this Agreement, but imposing restrictions and/or conditions to such authorisation in accordance with Applicable Law (a "Conditional CPC Decision") and
               (i) the Buyer, acting in accordance with clause 6.1.2, having accepted such restrictions and/or conditions by providing a written notice to the Seller within 10 (ten) days after the publication of such Conditional CPC Decision in the Bulgarian State Gazette and (ii) the Conditional CPC Decision having entered into force.

          In the event that the Buyer may decide not to accept a Conditional CPC Decision, it shall forthwith notify the Seller of such decision by providing a written notice to the Seller to that effect within 10
          (ten) days after publication of such decision in the Bulgarian State Gazette, setting out its substantial reasons for not accepting such restrictions and/or conditions. In the event that the Seller either
          (x) accepts the decision of the Buyer, this Agreement shall terminate and the provisions of clauses 4.6 through 4.8 shall apply, or (y) rejects the decision of the Buyer, the provisions of clause 4.8 shall apply and the matter shall be referred to arbitration pursuant to clause 15 hereof.

3.2.2 Each of the Companies having received licences for distribution and supply of electricity in compliance with paragraph 17 of the Energy Act, and such licenses having been issued for distribution and supply in the territories set out in Schedule 3.2.2 hereto.

3.2.3      Settlement Agreement

          (a) NEK and each of the seven Bulgarian electricity distribution companies (the "EDCs" and each an "EDC") will have entered into a multi-lateral contractual arrangement (the "Settlement Agreement") in the form attached as Part A of Schedule 3.2.3 to this Agreement; and

          (b) NEK and the Companies will have entered into an annex to the Settlement Agreement in the form attached as Part B of Schedule
               3.2.3 of this Agreement.

3.2.4 The Seller having fulfilled its pre-completion obligations contained at clauses 2.3.1(b), 2.4 and 5.

3.2.5 The Seller Title Warranties (as defined below) being true and correct as of the Completion Date, and all other Seller Warranties being true and correct in all material respects as of the Completion Date, it being agreed that:

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

          (a) the Seller Warranty contained at clause 12.2.13 will be deemed materially correct unless the Agreement Net Worth is less than 90% (ninety percent) of the Aggregate 2003 B/S Date Net Worth (both as defined in, and to be determined in accordance with clause 10.9); and

          (b) the Seller Warranty contained in clause 12.2.14 will be deemed materially correct if there are either (i) no proceedings or (ii) to the extent there are proceedings that they do not have a reasonable likelihood of success.

     3.3 If at any time the Buyer or the Seller becomes aware of a fact or circumstance that might prevent or materially delay any of the Conditions Precedent set out in clauses 3.1 or 3.2, respectively, from being satisfied, such party will promptly notify the other party.

     3.4  Except for the Conditions Precedent contained at clauses 3.1.1 and
          3.2.1 (which both parties agree cannot be waived, except for the condition therein that the CPC Decision should have entered into force, which can be waived only by both parties jointly), the Buyer may waive (to the extent thought fit by the Buyer) all or any of the Conditions Precedent set out in clause 3.2 or any part of them, and the Seller may waive (to the extent thought fit by the Seller) all or any of the Conditions Precedent set out in clause 3.1 or any part of them. Any waiver by the Buyer or the Seller under this clause is without prejudice to any other rights which each of them may have under this Agreement.

     4    Completion

     4.1 If all of the Conditions Precedent have been satisfied or waived (to the extent they can be waived), and if no termination has occurred pursuant to clause 4.6, Completion will take place at the premises of the Seller (or at such other place as the parties may agree) on the Completion Date.

     4.2  Actions undertaken on the Condition Date

          On the Condition Date, the following will occur:

4.2.1 The Buyer and the Seller will each issue a certificate (a "CP Certificate") confirming that, as of the Condition Date, (i) the Conditions Precedent applicable to it (other than those which relate to the Completion Date) have been met (or confirming that it has waived the same in accordance with clause 3.4, as the case may be),
           (ii) in the case of the Seller, that the Seller's Warranties are true and correct as of the Condition Date, in the case of the Buyer, that the Buyer's Warranties are true and correct as of the Condition Date and (iii) that it has performed those pre-completion obligations hereunder that are to be performed prior to the Condition Date. In the event that either party shall refuse to sign its CP Certificate, the matter shall be referred to arbitration pursuant to clause 15.

4.2.2 No later than 3 (three) Business Days following the issuance of the CP Certificates,

          (a) the Buyer will pay the Amount Due at Completion by electronic funds transfer to the Escrow Agent; and

          (b) the Buyer will cause the Bank Guarantee to be established in the amount of the Guarantee Amount and will procure that the Guarantee Bank forward the original Bank Guarantee to the Seller and a copy of the Bank Guarantee to the Escrow Agent.

4.2.3      Subject to the Buyer fulfilling its obligations referred to in clause
           6.2 and upon having received notice from the Escrow Agent that the Buyer has complied with its obligations pursuant to clause 4.2.2, the Seller will before the Completion Date:

          (a) provide to the Buyer and to the Escrow Agent copies of the resolutions, in each case signed by the Minister of Energy and Energy Resources, (i) amending the By-Laws so that they are in the form of the Restated By-Laws as applicable to each Company,
               (ii) dismissing the members of the Board of Directors of each of the Companies and (iii) appointing the members of the Supervisory Board (as provided for in the Restated By-laws) in accordance with Schedule 4.3.3;

          (b) provide to the Buyer, if available, copies of the settlement agreements of the outgoing members of the Companies' Boards of Directors confirming that they do not have any legal or financial claims against the respective Company. The Seller will undertake reasonable efforts to cause each Company to obtain a settlement agreement from each outgoing member of the Companies' Boards of Directors, and in the absence of any such settlement agreement from a director the Seller shall indemnify the Buyer against any claim in relation to his dismissal as a member of such Company's Board of Directors brought by such director; and

          (c) procure that the appropriate filings with the commercial courts are made by each Company for the registration in the respective commercial register in the jurisdiction of such Company of the changes to such Company's corporate status reflecting the resolutions at clause 4.2.3(a) as well as the appointment of the Company's new Management Board and Executive Directors (nominated by the Buyer as provided for in the Shareholders Agreement applicable to such Company).

     4.3 On the Completion Date, the following actions will be undertaken in the order stated below:

4.3.1 the Seller will provide to the Buyer, with a copy to the Escrow Agent, an Officer's Certificate confirming that the Seller Title Warranties are true and correct as of the Completion Date, that the other Seller's Warranties are true and correct in all material respects as of the Completion Date and that the Seller has performed its pre-completion obligations contained at clauses 2.3.1(b), 2.4 and 5;

4.3.2 the Buyer will provide to the Seller, with a copy to the Escrow Agent, an Officer's Certificate confirming that the Buyer's Warranties are true and correct as of the Completion Date and that the Buyer has performed its pre-completion obligations contained at clause 6;

4.3.3 the Seller will provide to the Buyer, with a copy to the Escrow Agent, copies of the court decisions certified by the competent courts ordering the registration of the matters referred to in clause 4.2.3(c); and

4.3.4 the Seller will endorse the Temporary Share Certificates relating to the Sale Shares to the Buyer's name and deliver the endorsed Temporary Share Certificates to the Buyer and will provide a copy thereof to the Escrow Agent.

     4.4  Deferral

4.4.1 Subject to clause 4.4.2, if either the Seller or the Buyer (as the case may be, the "Affected Party") fails to comply with any of its obligations under the preceding provisions of this clause 4 on the Completion Date other than the Seller's obligation pursuant to clause 4.3.3, then the other (the "Unaffected Party") may, at its option and with notice to the Affected Party:

          (a) defer Completion by 15 (fifteen) days (provided always that such deferral shall not extend beyond the Long Stop Date), in which case both the Affected Party and the Unaffected Party will provide notice to the Escrow Agent of such extension; or

          (b) proceed to Completion so far as practicable but without prejudice to the Unaffected Party's rights where the Affected Party has not complied with its obligations under this Agreement.

4.4.2 In the event the Seller is unable to fulfil its obligation pursuant to clause 4.3.3 because of a delay by any court to make the registrations referred to in clause 4.2.3(c) for reasons outside the reasonable control of the Seller or the Company with respect to which such registration is to be made, the Seller shall be entitled to defer Completion until completion of the delayed registration provided that the Buyer will have received copies of the filings made by each Company as referred to in clause 4.2.3(c) (provided always that such deferral shall not extend beyond the Long Stop Date), unless the Buyer shall have agreed in writing to proceed with Completion without waiting for such registration to be made, in which case 2 (two) original copies of such written agreement shall be provided to the Seller. The Seller shall notify the Escrow Agent of any such deferral and such deferral shall be on a rolling 7 (seven) day basis.

     4.5  If the Buyer fails to comply with any of its obligations under clause
          4.2.1 or 4.2.2 as a result of which Completion is deferred or extended pursuant to clause 4.4.1(a), the Buyer shall pay to the Seller statutory interest for delay on the Amount Due at Completion, calculated from the date of due payment until the date on which such amount is paid. Such payment shall be without prejudice to any other remedies the Seller may have against the Buyer.

     4.6  Termination

          If all Conditions Precedent are not fulfilled or waived (if capable of being waived) on or before the date occurring 10 (ten) Business Days prior to the Long Stop Date, then this Agreement will terminate and clause 4.7 will apply, provided always that in the event that (i) the CPC Decision referred to in clauses 3.1.1 and 3.2.1 has been issued but has not yet entered into force and the parties have not jointly waived such entry into force as a Condition Precedent in accordance with clause 3.4 (or the CPC has issued a refusal to authorise the privatisation sale of the Sale Shares as contemplated by this Agreement and such refusal, having been appealed by the Buyer, the Seller or both, has not yet been finalised) and (ii) all other Conditions Precedent have been duly satisfied, then the Long Stop Date shall automatically be extended for a period of 6 months to 31 October 2005.

     4.7  Effect of Termination

          In the event of a termination pursuant to clauses 3.2.1 or 4.6 above, all of the provisions of this Agreement will terminate, except for clauses 4.8 (which will terminate only once the obligations provided for therein have been performed) and clauses 14 through 16, which will remain in full force and effect. Termination pursuant to this clause is without prejudice to a party's right to claim damages against the other party for a breach of the other party's obligations contained at clauses 5 and 6.

     4.8  Deposit

4.8.1 Subject to clause 4.8.2, (a) if Completion does not occur as a result of a breach by the Buyer of its obligations under this Agreement, then the Deposit (together with any interest accrued thereon) will be paid to the Seller as a penalty (liquidated damages) from the Escrow Account and (b), if Completion does not occur as a result of any reason other than as stated at clause 4.8.1(a) above, then the Deposit plus the Amount Due at Completion if the Buyer has already paid over the Amount Due at Completion (together with any interest accrued thereon) will be returned to the Buyer, all in accordance with the terms of the Escrow Agreement.

4.8.2 Subject to clause 4.8.3, if (a) Completion does not occur solely as a result of the Condition Precedent set out in clause 3.2.1(b) not being satisfied as a result of the Buyer not having accepted a condition and/or restriction as part of a Conditional CPC Decision on the basis that such condition and/or restriction would have had either (i) a material adverse economic impact on the Buyer, acting reasonably or (ii) a material adverse impact on the Companies in the aggregate (to be determined in accordance with clause 6.1.2) and (b) the Seller agrees with the Buyer's determination in accordance with clause 4.8.4 below, then the Deposit (together with any interest earned thereon) will be paid from the Escrow Account to the Buyer.

4.8.3 If the Seller receives notice pursuant to clause 3.2.1 that Completion will not occur solely as a result of the Condition Precedent set out in clause 3.2.1(b) not being satisfied and the Buyer is unable to prove, if applicable in an arbitration pursuant to clause 4.8.4, that such Conditional CPC Decision would have had a material adverse economic impact on the Buyer or the Companies as defined in clause 6.1.2, then the Seller shall be entitled to an amount of EUR 5,000,000 (five million Euro) (together with any interest earned thereon) from the Escrow Account (as liquidated damages). If the Buyer has acted fraudulently, with gross negligence or with wilful misconduct in making its determination as to whether such Conditional CPC Decision would have a material adverse economic impact on the Buyer or the Companies as defined in clause 6.1.2, then the Seller shall be entitled to an additional EUR 10,000,000 (ten million Euro) (together with any interest earned thereon) from the Escrow Account (as liquidated damages). Any moneys remaining to the credit of the Escrow Account (together with any interest earned thereon) shall belong to the Buyer, and shall be paid over to the Buyer in accordance with the procedure set out in clause 4.8.4 and the terms of the Escrow Agreement.

4.8.4 If the Seller receives notice from the Buyer pursuant to clause 3.2.1 that Completion will not occur solely as a result of the failure of the Condition Precedent set out in clause 3.2.1(b), the Seller shall have 30 (thirty) Business Days to either accept or reject the Buyer's underlying determination provided that the Buyer agrees promptly to provide the Seller with any information or clarification reasonably requested by the Seller in connection with such notice. If the Seller fails to notify the Buyer within the aforementioned period, the Seller shall be deemed to have accepted the Buyer's determination and the provisions of clause 4.8.2 shall apply. If the Seller desires to challenge the Buyer's decision in this regard, the Seller shall notify the Buyer as set out above and may initiate arbitration proceedings in accordance with clause 15 of this Agreement. With respect to such arbitration proceedings, the following additional provisions shall apply:

          (a) If (i) the Seller commences arbitration proceedings in accordance with this clause, and (ii) the Seller specifies in its initial declaration commencing arbitration proceedings that it desires to claim that the Buyer has acted fraudulently, with gross negligence or with wilful misconduct in making its determination as to whether such Conditional CPC Decision would have a material adverse economic impact on the Buyer or the Companies, an amount equal to the Deposit less EUR 15,000,000 (fifteen million Euro) (together with interest accrued thereon) will be paid to the Buyer at the commencement of such proceedings; and provided further that an amount equal to EUR 10,000,000 (ten million Euro) (together with interest accrued thereon) will be paid to the Buyer from the Escrow Account as soon as the Buyer, bearing costs, posts a bank guarantee from the Guarantee Bank (or such other bank acceptable to the Seller) in favour of the Seller, pursuant to terms substantially similar to the Bank Guarantee and reflecting the terms of this clause, in the amount of EUR 10,000,000 (ten million Euro) until such proceeding has been settled, terminated or finally determined.

          (b) If (i) the Seller commences arbitration proceedings pursuant to this clause, and (ii) the Seller does not claim in its initial declaration commencing arbitration proceedings that it desires to claim that the Buyer has acted fraudulently, with gross negligence or with wilful misconduct in making its determination as to whether such Conditional CPC Decision would have a material adverse economic impact on the Buyer or the Companies, an amount equal to the Deposit less EUR 5,000,000 (five million Euro) (together with any interest earned thereon) will be paid from the Escrow Account to the Buyer at the commencement of such proceedings.

          (c) If applicable, the arbitrator's award shall set forth whether the Buyer has acted fraudulently, with gross negligence or with wilful misconduct in making its determination as to whether such Conditional CPC Decision would have a material adverse economic impact on the Buyer or the Companies and will finally determine the amounts to which the Buyer and the Seller are entitled pursuant to clause 4.8.3. For the avoidance of doubt, the arbitrator in giving its decision shall act as an expert and not as an arbitrator.

4.8.5 Where a matter is referred to arbitration pursuant to the terms of this Agreement, the Deposit, if subject to such arbitration, shall be paid as is provided for in the arbitration award.

4.8.6 If following the provision of the bank guarantee referred to in clause 4.8.4(a) above the Seller loses such arbitration then the Seller will pay the reasonable costs of the Buyer incurred in providing the said bank guarantee.

     5    Seller's Pre-Completion Covenants

     5.1  Observer

5.1.1 During the Pre-Completion Period (or until the earlier termination of this Agreement), (i) the Seller will procure that the Companies will carry on their respective businesses in the ordinary course consistent with past practice (ii) the Buyer will, upon 3 (three) Business Days written notice, be allowed access to the Companies and to meet with management and (iii) the Buyer will be entitled to have an authorised representative attend any meeting of the Boards of Directors of the Companies as an observer (such authorised representative being referred to as an "Observer"). The Seller agrees to procure that the Companies will, at least 3 (three) Business Days in advance of each such meeting, provide the Buyer with notice of such meeting, together with copies of documents and materials distributed to the members of the Board of Directors with respect to such meeting.

5.1.2 The Seller agrees to procure that the Companies will provide the Observer with copies of the SERC 2005 Filings (together with all supplements and correspondence to and from SERC generated in connection therewith) in advance of the same being filed with the SERC and that each Company will give its Observer a reasonable period of time to comment upon the SERC 2005 Filings and such additional supplements and correspondence. The Seller also will procure that the Observer will have an opportunity to, upon reasonable notice, (i) have access to such information and personnel as the Observer may reasonably request in connection with the SERC 2005 Filings and the underlying information upon which the same have been prepared, (ii) deliver and discuss with the Executive Director of such Company the Buyer's comments on such filings and (iii) participate in all meetings between the Companies and the SERC in relation to the SERC 2005 Filings. The Seller further agrees to procure that each Company will provide the Observer with a copy of any written communication by the SERC in response to any such filings within 2 (two) Business Days of the same being received and to provide the Observer with an opportunity to comment on any response to such communication. The Seller also agrees to procure that the Companies will agree to include in the SERC 2005 Filings a statement to the effect that the Companies intend to introduce and implement new investment programmes and that they would like such investment programmes to be taken into account by the SERC with a view to introducing subsequent changes to the prices to be applied by the Companies in 2005 and thereafter.

     5.2 Except as otherwise expressly provided for in this Agreement or consented to or approved in writing by the Buyer, or imposed by Applicable Law, the Seller will procure that during the Pre-Completion Period the Companies will not undertake any of the following actions without the prior written consent of the Buyer:

5.2.1 the change of a Company name or an alteration of its By-Laws (save for any resolution to adopt the Restated By-Laws);

5.2.2 the issue or agreement to issue any Shares of a Company, the grant or agreement to grant rights which confer on the holder any right to acquire or subscribe any such Shares, the change in the type, form, nominal value or any rights attaching to any of the Shares of a Company, or subjecting Company share capital or any Share or voting interests to any Encumbrance;

5.2.3 the repayment, redemption, purchase of its own shares or reduction of any of the share capital of a Company;

5.2.4      any resolution of a Company to be voluntarily liquidated;

5.2.5      change of the Registered Auditors of each Company;

5.2.6 change of (i) accounting principles or (ii) material accounting policies (in each case other than as required by IFRS or Applicable
           Law), provided that for the purposes of clause 5.2.6(ii), the term "material accounting policies" shall mean those accounting policies which are required to be disclosed in the footnotes to financial statements prepared in accordance with IFRS;

5.2.7 the entering into transactions or series of related transactions where the consideration of such transaction is in excess of 2% (two percent) of the balance sheet value of the assets of each such Company as of 31 December 2003, measured pursuant to the IFRS;

5.2.8 (a) the entering into an agreement to incur Indebtedness or the creation of any Encumbrance over any of such Company's properties or assets, (b) the amending or extending of any terms of any agreements related to Indebtedness or Encumbrances entered into prior to the Signing Date and (c) the drawing of any Indebtedness pursuant to any agreements related to Indebtedness entered into prior to the Signing Date, in each case in an amount exceeding 5% (five percent) of the balance sheet value of the assets of each such Company as of 31 December 2003, measured pursuant to IFRS;

5.2.9 the sale, assignment, transfer or disposal of any material assets to third persons, provided that, for the purposes of this clause 5.2.9, the term "material" shall mean and include (i) any network assets of the Companies with an individual value of in excess of EUR 25,000 (twenty five thousand Euro) and (ii) other assets with an individual value of in excess of EUR 250,000 (two hundred and fifty thousand
           Euro);

5.2.10 the entering into agreements or transactions or series of related agreements or transactions outside of the ordinary course of business the consideration for which exceeds EUR 50,000 (fifty thousand Euro);

5.2.11 the taking of any action that would cause (i) any licence required pursuant to the Energy Act once granted or (ii) any other material licence required to operate the business of the Companies to be terminated;

5.2.12 the increase in the number of a Company's employees as from the Signing Date, the change of the terms of any collective labour agreement applicable to any Company or any existing employment agreement for any Company employee or the making of any new employment agreement or collective labour agreement applicable to any Company, except that, for clarification, a Company may replace (on terms substantially similar) employees whose employment relationship is terminated by resignation, removal, retirement or otherwise and may increase the compensation of its employees in accordance with past Company practice;

5.2.13     the issue of bonds or other debt instruments;

5.2.14 acquisition of or consolidation with any other entity or undergoing any other form of a reorganisation; or

5.2.15 the entering into, or the agreement to enter into, any transaction that is not on an arms' length basis.

     5.3 For the purposes of clause 5.2, the Buyer will be deemed to have given its consent if the Seller or the Company to which such action applies, will have submitted a written request with relevant supporting documentation to the Buyer requesting its consent to a particular course of action and the Buyer has not provided any instruction to such request by the expiry of the 15th (fifteenth) Business Day after the date of receipt by the Buyer of the original request, provided that the Buyer will have received a repeat request no later than 5
          (five) Business Days prior to expiry of such period. Notwithstanding the foregoing, if a response from the Buyer is required within a shorter period than is set out above as a result of public procurement requirements under Applicable Law, the Buyer shall respond to such request from the Seller or the Company within such time period so as to allow the Companies to comply with Applicable Law. In any event, the Observer, if attending the Board of Directors meeting or a General Meeting, may consent in writing on behalf of the Buyer to any action pursuant to clause 5.2. Any such requests shall comply with the notice provisions set out in clause 16.7.

     5.4 The Seller agrees to provide to the CPC all the information, documents and assistance that the CPC may require from the Seller, in accordance with the Applicable Law, in connection with the approval set out in clauses 3.1.1 and 3.2.1, as well as to procure that the Companies, NEK and any other Governmental Entities will provide such information, documents and assistance as required by the CPC from the Companies, NEK and any other Governmental Entities in accordance with the Applicable Law.

     5.5 The Seller undertakes to notify the Buyer in writing if it becomes aware of any circumstance arising during the Pre-Completion Period which would cause any of the warranties contained in clause 12 to become untrue or inaccurate in any material respect.

     6    Buyer's Pre-Completion Covenants

     6.1  CPC Matters

6.1.1 The Buyer warrants to the Seller that, within 7 (seven) days after being declared the Winning Bidder with respect to the Sale Shares under the Tender Regulations, the Buyer filed an application with the CPC for the issuance of a CPC Decision. The Buyer warrants that such application contained all such material information as was reasonably available to the Buyer at the time the application was filed. The Buyer agrees to provide to the CPC all such additional information and take all such other actions as the CPC may require in accordance with the Applicable Law in connection with such application so as to do anything that it can reasonably do to ensure the due and timely issuance of a CPC Decision as soon as possible after the Signing Date.

6.1.2 Subject to the provisions of clause 3.2.1, the Buyer undertakes to exercise its right not to accept any restrictions and/or conditions of a Conditional CPC Decision and not to proceed to Completion if such restrictions and/or conditions would have a material adverse economic impact either on the Companies in the aggregate as set out below or on the Buyer (acting reasonably). For the purposes of this Agreement, the parties agree that a Conditional CPC Decision will be deemed to have a material adverse impact on the Companies if the conditions or restrictions imposed as part of such Conditional CPC Decision would adversely affect (i) the net asset value, (ii) the annual revenues, or (iii) the annual earnings before interest, taxes, depreciation and amortization measured pursuant to IFRS, in each case by more than 10% (ten percent) when measured against the Financial Statements of the Companies for 2003 in the aggregate; the foregoing notwithstanding, however, the parties agree that any conditions and/or restrictions imposed by the CPC which are already imposed by the Energy Act and/or any other Applicable Law will be deemed not to have a material adverse impact on a Company.

     6.2 The Buyer undertakes to procure that the new members of the Supervisory Board and the Management Board nominated by the Buyer sign the necessary documents for applying for the courts decisions, ordering the registration of the Supervisory Board, the Management Board and the Executive Directors (if any) of each of the Companies in due time when requested by the Seller (and in any event not later than 3 (three) Business Days after the Condition Date) so as not to prejudice the Seller's ability to fulfil its obligations pursuant to clause 4.2.3(c).

     6.3 The Buyer undertakes to notify the Seller in writing if it becomes aware of any circumstance arising during the Pre-Completion Period which would cause any of the warranties contained in clause 13 to become untrue or inaccurate in any material respect.

     7    Mutual Pre-Completion Covenants

     7.1 During the Pre-Completion Period, the Buyer and the Seller agree to keep each other informed of the progress of all applications and filings made with respect to this Agreement with any Governmental Entity.

     7.2 Each party undertakes to notify the other as soon as reasonably practicable of the satisfaction or waiver in accordance with its terms of all of their respective Conditions Precedent.

     8    Buyer's Post-Completion Covenants

     8.1  Certain Restrictions as to Transfers of Buyer Shares

8.1.1 Subject to clauses 8.1.2, 8.1.3 and 8.1.4, the Buyer agrees that, during the period beginning at Completion and ending on 31 December 2008 (the "Buyer Lock-in Period"), it will not Transfer any Buyer Share.

8.1.2 Notwithstanding the provisions of clause 8.1.1, the Buyer may Transfer any number of the Buyer Shares to a Permitted Transferee so long as the Buyer always retains at least 51% (fifty one percent) or more of all shares of a Company. If the Buyer makes such a Transfer, it will provide written notice of such Transfer to the Seller at least 10 (ten) Business Days prior to making such Transfer.

8.1.3 Notwithstanding the provisions of clause 8.1.1, the Buyer may Transfer any Buyer Share to a Majority-owned Buyer Affiliate (as defined below), provided that (i) such Majority-owned Buyer Affiliate has experience in the energy sector, (ii) such Transfer does not have the effect of the Buyer, the Buyer together with such Majority-owned Buyer Affiliate or the Majority-owned Buyer Affiliate owning a lesser proportionate amount of the shares of such Company after such Transfer has become effective than the Buyer owned immediately prior to such Transfer and (iii) the Buyer has obtained the prior consent of the Seller (who will consult with the Minister prior to giving or withholding such consent) with respect to such Transfer.

          (a) If the Buyer intends to effect a Transfer under this clause 8.1.3, it will provide a written notice of such Transfer to the Seller and the Minister at least 30 (thirty) Business Days prior to the date of the intended Transfer. If the Seller consents to such Transfer, (i) the Buyer undertakes to procure that such Majority-owned Buyer Affiliate will assume (within the meaning of Art. 101 of the OCA) the Buyer's obligations under this Agreement and will become a party to this Agreement and any Shareholders Agreement or other agreement applicable to such Shares as a condition precedent to such Transfer taking effect.

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

          (b) In addition, if the Buyer intends to make a Transfer under this clause 8.1.3, the Buyer will procure that such Majority-owned Buyer Affiliate will not undergo a Change in Ownership Status during the Buyer Lock-in Period.

          (c) For the purpose of this clause 8.1.3, the Seller's consent to the Transfer of Buyer Shares is deemed given only in the following circumstances:

              (i) the Buyer establishes a Majority-owned Buyer Affiliate (being a Bulgarian legal entity) and the Buyer subsequently either (a) causes the merger or consolidation of one or more of the Companies into such entity or (b) causes such entity to acquire all of the Buyer's Shares in one or more of the Companies, provided always that the Buyer may not establish more than one such entity;

              (ii) the Buyer merges the Companies so as to form one entity comprising of the business of all of the Companies; or

              (iii) the Buyer causes a reorganisation of one or more of the Companies as required by Applicable Law.

          (d)  The consent provided for in clause (c) is deemed given only if
               (A) such acquisition, merger, consolidation or reorganisation does not have a dilutive effect on the Remaining Seller Shares owned by the Republic immediately preceding such transaction before and after such acquisition, merger, consolidation or reorganisation takes effect; (B) such acquisition, merger, consolidation or reorganisation does not have the direct or indirect effect of any party other than the Buyer, the Buyer and a Majority-owned Buyer Affiliate or a Majority-owned Buyer Affiliate obtaining any equity interest in any of the Companies;
               (C) the Republic is given at least 30 (thirty) Business Days' prior written notice of such acquisition, merger, consolidation or reorganisation which notice will describe such acquisition, merger, consolidation or reorganisation in reasonable detail and will confirm and explain in reasonable detail that the conditions contained in this clause are met as well as all of the other obligations of the Buyer under clause 8.1.3; and (D) the Republic's rights under clause 8.1.4 are preserved.

          (e) For purposes of this clause 8.1, the following definitions will apply:

              (i) "Majority-owned Buyer Affiliate" means any legal entity with respect to which either (a) the Buyer or (b) the Buyer's ultimate parent company both (i) owns an absolute majority of all shares (voting and non-voting) and other ownership interests in such legal entity (but at a minimum more than 50% (fifty percent) of all of the foregoing) so that no minority shareholder of such legal entity has the right to prevent a decision from being taken that the Buyer (or its ultimate parent) desires to take in its capacity as majority shareholder (whether at a general meeting, by resolution or otherwise) of such entity and (ii) possesses, through a sufficient majority on such legal entity's governing board, the power to fully control all management and policies of such legal entity's governing boards so that no member of such governing board who has not been appointed by the Buyer or its ultimate parent has the ability to prevent a decision from being taken that the Buyer's (or its ultimate parent's) governing board representatives desire to take in their capacity as members on such governing board.

              (ii) A legal entity's "governing board" means its management board, its supervisory board, both its management and supervisory boards, or its board of directors, as the case may be depending on the legal structure and organisational jurisdiction of such legal entity.

              (iii) "Change in Ownership Status" with respect to a Majority-owned Buyer Affiliate means, in each case by means of a single transaction or a series of related transactions, any one or more of (i) the sale of all or substantially all of the assets of such Majority-owned Buyer Affiliate to any person not also a Majority-owned Buyer Affiliate, (ii) the completion of any consolidation, merger or other transformation involving such Majority-owned Buyer Affiliate (unless such consolidation, merger or other transformation involves only entities all of which, before and after such consolidation, merger or other transformation takes effect, are Majority-owned Buyer Affiliates), (iii) the issuance, assignment, sale, Transfer

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

                     or other disposal (by contract or otherwise) of any equity interest or any voting right in such Majority-owned Buyer Affiliate to any person not also a Majority-owned Buyer Affiliate or (iv) the Majority-owned Buyer Affiliate otherwise ceasing to be a Majority-owned Buyer Affiliate as defined herein.

8.1.4 During the Buyer Lock-in Period, the Buyer undertakes to vote the Buyer Shares at any general meeting of a Company and to cause all members of a Company's Supervisory and Management Boards nominated by the Buyer to vote at any meetings of such boards in a manner ensuring that a Company will not undergo (i) any capital increase, capital reduction, or other change in shareholding structure and (ii) any reorganisation (including pursuant to section 8.1.3(c)), notwithstanding the manner in which such reorganisation will be accomplished (including but not limited to splitting, separation of a new entity, transfer of ongoing concern, asset transfer, etc.) and/or liquidation (each a "Capital Event") having the effect that any person other than shareholders holding Shares immediately prior to such Capital Event becomes the owner, holder or beneficiary of any Shares. The Buyer agrees that in the event of any Capital Event (including following reorganisation of the Companies in accordance with ss. 17(1) of the Transitional and Final Provisions of the Energy
           Act), then this Agreement is hereby deemed modified so that the provisions of this clause 8 continue to apply to the Shares held in a Company in its altered form or to all shares held by the Buyer in the Company's successor, as the case may be.

8.1.5      Liquidated Damages

          (a) Subject to clause (b) below, if the Buyer breaches any of its obligations to the Seller contained at clauses 8.1.1 through
               8.1.4 above, the Buyer will pay to the Seller a penalty (liquidated damages) of an amount equal to 100% (one hundred percent) of the amount of the Purchase Price apportioned (pursuant to clause 2.2 of this Agreement) to that Company with respect to which there has been a breach of these obligations.

          (b) In relation to any breach of clause (a), (i) the Buyer shall be given a period of 45 (forty five) days to remedy such breach to the reasonable satisfaction of the Seller, such 45 (forty five) day period to run from the earlier of (A) the date on which the Buyer was notified by the Seller of such breach and (B) the date on which the Buyer knew or should have reasonably known of any such breach and (ii) in relation to the notification periods set out in clauses 8.1.2 and 8.1.3 above, any penalty which directly relates to a delay in notification (but not the actual breach itself) shall incur a "fine" of EUR 1,000 (one thousand Euro) per Business Day of delay, which will be the exclusive remedy of the Seller with respect to such delay in notification.

8.1.6      No Off-Shore Holding Company

           Notwithstanding any other provision to the contrary contained in this clause 8, at no time will any Buyer Share be held through an affiliate of the Buyer which is an Off-Shore Entity and any Transfer to any affiliate of the Buyer shall be subject to the condition precedent that such affiliate is not an Off-Shore Entity. For purposes of this Agreement, an "Off-Shore Entity" is a business entity which is organized in a jurisdiction where (a) such entity has no operations other than the holding or administration of ownership interests in other business entities and (b) such entity receives material tax benefits not otherwise available to companies having operations in such jurisdiction beyond the holding or administration of ownership interests.

8.1.7 The Buyer agrees to procure that the Companies will not issue any bearer shares before the end of the Buyer Lock-in Period.

     8.2   Social Obligations

8.2.1 Subject to clause 8.2.3, if Completion occurs during the 2004 calendar year, the Buyer will not, and will cause each Company not to, reduce the amount of Labour-related Expenses of each Company in each of the financial years ended 31 December 2004, 2005 and 2006 below the amount of Labour-related Expenses that such Company has incurred during the year ended 31 December 2003 ("2003 Base Labour-related Expenses"). If Completion occurs during the 2005 calendar year, the Buyer will not, and will cause each Company not to, reduce the amount of Labour-related Expenses of each Company in each of the financial years ended 31 December 2005 and 2006 below the amount of the 2004 Base

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

           Labour-related Expenses. For the purposes of this clause 8.2, the "2004 Base Labour-related Expenses" means the 2003 Base Labour-related Expenses increased by 5% (five percent).

8.2.2 For the purposes of clause 8.2, "Labour-related Expenses" means (measured pursuant to IFRS) (i) the total costs and expenses for salaries and other remuneration (not including expense reimbursements) under employment and service contracts for each of the Companies' personnel, (ii) employment benefits associated with such costs and expenses and (iii) costs related to training, education and maintaining professional qualifications.

8.2.3 For clarification, the above provisions apply even where there have occurred Ordinary Labour Departures. Accordingly, the Buyer will cause such Company to apply any savings in Labour-related Expenses related to Ordinary Labour Departures to (i) employment benefits or
           (ii) additional training, education and maintaining or improving professional qualifications of employees who remain with the Company, so that the total amount of Labour-related Expenses incurred during a financial year equals or exceeds the 2003 Base Labour-related Expenses, or the 2004 Base Labour-related Expenses, as the case may be, irrespective of an Ordinary Labour Departure having occurred. For the purposes of this clause, an "Ordinary Labour Departure" means the termination of an employee's employment with a Company due to (a) bona fide disciplinary dismissal, (b) regularly scheduled or voluntary retirement, or (c) such employee's resignation or other voluntary departure.

8.2.4 For the avoidance of doubt, the Buyer will not be subject to any social obligation under this Agreement other than those included in this clause 8.2.

8.2.5      Liquidated Damages

           For each financial year with respect to which the Buyer breaches its obligations pursuant to clause 8.2.1 (and always provided that the Buyer has not remedied such breach prior to 30 April of the following year), the Buyer will pay to the Seller a penalty (liquidated damages) in an amount equal to 150% (one hundred-fifty percent) of the amount resulting by subtracting (i) the actual Labour-related Expenses incurred during a financial year with respect to which the obligation of clause 8.2.1 applies from (ii) the 2003 Labour-related Expenses or the 2004 Labour-related Expenses, as the case may be.

8.2.6 Until the expiration of the obligations pursuant to clause 8.2.1 above, the Buyer agrees not to change any accounting policies, practices or estimates as they relate to or affect Labour-related Expenses without the prior written consent of the Republic.

8.2.7 The parties will act reasonably with regard to the social obligations under this clause 8.2 where the CPC issues a Conditional CPC Decision directly impacting the number of persons to be employed by the Companies.

     8.3  Obligations for Assistance

8.3.1 The Buyer agrees to assist the Seller in receiving relevant information about the performance of the Buyer's obligations under this Agreement and in making the required inspections of the Companies and their relevant documentation (including through ensuring access to the Companies) for the duration of the obligations of the Buyer assumed under this Agreement in accordance with Applicable Law. The Seller will notify the Buyer of such inspections in advance and will maintain information obtained during the course of such inspections confidential in accordance with Applicable Law.

8.3.2 The Buyer undertakes that, on or before 30 June of each calendar year and at its expense, it will submit to the Post-Privatisation Control Agency a written report (in the Bulgarian language) confirming in detail its performance of and compliance with the obligations assumed by it under this clause 8.

8.3.3      If the Buyer breaches its obligations pursuant to clauses 8.3.1 or
           8.3.2 and the Buyer fails to remedy such breach within 30 (thirty) days of receipt of a written notice from the Post-Privatisation Control Agency, the Buyer will pay to the Seller a penalty (liquidated damages) in an amount equal to EUR 1,000 (one thousand
           Euro) for each instance of non-compliance. In addition, (a) with respect to any breach of clause 8.3.1 that occurs more than once in a given financial year (and the Buyer fails to remedy the breach as set out above) or (b) if the Buyer does not amend, supplement or correct a report pursuant to a written request acting in accordance with Applicable Law by and to the satisfaction of the

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

           Post-Privatisation Control Agency, the Buyer will pay to the Seller a penalty (liquidated damages) in an additional amount equal to EUR 10,000 (ten thousand Euro) for each instance of non-compliance.

8.3.4 The Buyer undertakes not to suspend the provision of any services, which the Companies are obliged to provide in accordance with their licences issued by the SERC pursuant to the Energy Act.

     9    Seller's Post-Completion Covenants

     9.1  Certain Restrictions as to Transfers of Shares held by Republic

9.1.1 The Seller agrees that, during the period beginning at Completion and ending on 31 December 2008 (the "Seller Lock-in Period"), it will not Transfer any of the Remaining Seller Shares without having first obtained the written consent of the Buyer. For the purposes of this clause 9.1.1, the Buyer will be deemed to have given its consent if the Seller, will have submitted a written request to the Buyer requesting its consent to a particular course of action and the Buyer has not provided any instruction to such request by the expiry of the 30th (thirtieth) Business Day after the date of receipt by the Buyer of the original request, provided that the Buyer will have received a repeat request no later than 10 (ten) Business Days prior to the expiry of such period. Any such requests shall comply with the notice provisions of clause 16.7 hereof.

9.1.2 During the Seller Lock-in Period, the provisions of clauses 9.2, 9.3 and 9.4 shall be subject to the provisions of clause 9.1.1.

     9.2  Right of First Refusal

9.2.1 The parties acknowledge that Applicable Law presently in effect does not permit the Seller to grant the Buyer any right of first offer or right of first refusal to purchase any of the Remaining Seller Shares. Accordingly, the provisions contained in this clause, as well as the provisions of clauses 9.3 and 9.4, will be given effect only if the Applicable Law is changed so as to allow the applicability of such clauses.

9.2.2 If the Seller desires to Transfer all or any portion of its Remaining Seller Shares to a person other than to the Buyer, it will obtain from such third party purchaser ("Third Party Purchaser") a bona fide written offer to purchase such Remaining Seller Share, stating the terms and conditions upon which the purchase is to be made and the consideration offered therefore ("Third Party Offer"), accompanied by a copy of the Third Party Offer. The Seller will deliver the Third Party Offer to the Buyer (a "Notice of Sale").

9.2.3 The Buyer will have the right ("Buy Right") to purchase all, but not less than all, of the Remaining Seller Shares subject to the Third Party Offer. The Buy Right may be exercised by the Buyer by giving written notification ("Buy Notice") to the Seller within 30 (thirty) days after receiving the Notice of Sale ("Refusal Period"). If the Buyer does not provide a Buy Notice within the Refusal Period, the Seller will be entitled to consummate the sale upon terms no less favourable than are set forth in the Third Party Offer. If the Buyer provides a Buy Notice within the Refusal Period, the Buyer will designate a reasonable time, date and place (to be within Bulgaria) of closing of such sale, provided that the date of closing will be within 30 (thirty) days after the receipt of the Buy Notice. At the closing, the Buyer will purchase, and the Seller will sell, the Remaining Seller Shares subject to the Third Party Offer for an amount equal to the purchase price contained in the Third Party Offer and in accordance with such other terms and conditions as are set forth in the Third Party Offer.

9.2.4 The provisions contained in this clause 9.2 will be effective for so long as the Buyer or a Majority-owned Buyer Affiliate individually or together own at least 50% (fifty percent) plus one of the Shares of a relevant Company and will expire on 31 December 2009.

     9.3 The sale of any Remaining Seller Shares made pursuant to clause 9.2 will be made at a price per Share at least equal to the price per Share paid by the Buyer for such Company pursuant to clause 2.2 (subject to adjustments due to reorganisations and similar restructurings of the share capital of a Company).

     9.4 The provisions contained in clause 9.2 will not be given effect if the Seller decides to conduct a public offering for any of the Remaining Seller Shares. In the event the Seller intends to conduct a public

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

          offering for the Remaining Seller Shares, the Seller agrees to provide the Buyer written notice of such intent (a "Public Offer Notice"). The Buyer may, within 30 (thirty) days after its receipt of the Public Offer Notice, make a firm and binding offer to purchase the Remaining Seller Shares, which offer will set forth the purchase price as well as other conditions of such purchase and sale. The Seller will then decide, within 30 (thirty) days, whether to accept the Buyer's offer to acquire the Remaining Seller Shares but shall not be under any obligation to accept such offer. During the period beginning on the date of the Public Offer Notice and ending on the date on which the Seller communicates its written acceptance or rejection of the Buyer's offer, the Seller will not sell the Remaining Seller Shares to any third party and will not conduct such a public offering. The provisions contained in this clause 9.4 will be effective for so long as the Buyer owns at least 50% (fifty percent) plus one of the Shares of any relevant Company and will expire on 31 December 2009.

     10   Indemnification by Seller

     10.1 General Indemnification

          Except as is provided for in clauses 10.2 and 10.3:

10.1.1 all Buyer Indemnifiable Seller Warranties (defined below) and the indemnification provided for at clause 10.1.2 will survive Completion and will expire on the Seller Indemnity Termination Date except that
           (i) the indemnification provided for at clause 10.1.2 as it relates to breaches of the Seller Warranty contained at clause 12.2.10 expires at the end of the period required for the respective Company to acquire title by acquisitive prescription over the asset subject to the dispute underlying such Buyer Claim, but in any event no later than 31 May 2010, and (ii) the indemnification provided for at clause
           10.1.3 will expire on the third anniversary of the Completion Date.

10.1.2 the Seller will indemnify the Buyer against any Indemnification Damages incurred by the Buyer arising from or in connection with any misrepresentation of any Seller Warranty except the Seller Warranties in clauses 12.2.1, 12.2.2, 12.2.3 and 12.2.11 (together the "Buyer
           Indemnifiable Seller Warranties"); and

10.1.3 (a) the Seller will indemnify the Buyer against any Indemnification Damages incurred by the Buyer arising from or in connection with any Successful repayment claim of a customer of any Company against the latter claiming the return of any amount paid by such customer to such Company under one or more bills for electricity consumed by such customer and supplied to such customer by the Company where the legal basis for such claim is the revocation of any of the increases of the tariffs for electricity for customers of the Companies made pursuant to any SERC decision and applicable to any time period ending on Completion or at the end of the current regulatory period whichever is the first to occur. For the purposes of this clause 10.1.3, "Successful" shall mean a claim (i) which has been honoured by a final judgment of a court of competent jurisdiction, and (ii) which is not subject to any further appeals or challenges whatsoever. The Buyer undertakes to procure that the Companies shall reasonably and diligently defend themselves against any claims referred to above. The amount of any Indemnification Damages owing to the Buyer under this clause 10.1.3 shall accordingly be reduced to take into account any amounts the payment of which the Company could have avoided if the Buyer complied with its obligation under the immediately preceding sentence hereof.

           (b) the Buyer agrees that it will not directly or indirectly support, promote, elicit or solicit claims by customers referred to herein so as to be indemnified pursuant to this clause 10.1.3.

     10.2 Indemnification for Seller Title Warranties

10.2.1 The Seller Warranties made in clauses 12.2.1 to 12.2.3 (inclusive) (the "Seller Title Warranties") and the indemnification provided for at clause 10.2.2 will survive Completion and will expire on the third anniversary of the Completion Date.

10.2.2 The Seller will indemnify the Buyer against any Indemnification Damages arising from or in connection with any misrepresentation of any Seller Title Warranty.

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

     10.3 Indemnification for Seller Tax Warranty

10.3.1 The Seller Warranty made in clause 12.2.11 (the "Seller Tax Warranty") and the indemnification provided for at clause 10.3.2 will survive Completion and will expire on 31 December of the fifth year after the year during which Completion occurs (the "Tax Indemnity Expiration Date"); provided, however, that if a Tax Authority has initiated against a Company proceedings related to Tax before the Tax Indemnity Expiration Date, the indemnification provided for at clause
           10.3.2 with respect to a Buyer Claim against the Seller relating to such proceedings will survive until the date 2 (two) months after the final settlement of such proceeding.

10.3.2 The Seller will indemnify the Buyer from and against any Indemnification Damages arising from or in connection with the following:

          (a)  any misrepresentation of the Seller Tax Warranty; and

          (b) (i) all Taxes arising or occurring for the period beginning on the date of incorporation of such Company and ending on the Completion Date, which Taxes, (A) with respect to the financial years ending prior to or on 31 December 2003, have not been paid or accrued for in the 31 December 2003 Balance Sheet or (B) with respect to financial periods beginning on 1 January 2004, are unpaid when due or have not been accrued for by such Company in accordance with Applicable Law related to Taxation in effect for such periods; and (ii) any loss of a right to a repayment of Taxation arising from the method of submitting Taxation returns before Completion, the failure to file timely and accurate Tax returns becoming due before Completion, in each case of (i) and
               (ii) above as a result of any transaction, occurrence and/or treatment for Tax purposes arising or occurring on or before Completion;

          provided always, however, that the foregoing indemnity shall not apply to, and the Seller shall not be liable for Indemnification Damages with respect to, Taxes incurred by the Buyer which result from the Seller's payment to the Buyer of Indemnification Damages pursuant to this Agreement.

     10.4 The Seller will not be liable for a Buyer Claim (as defined below) unless the Buyer has given the Seller notice (a "Buyer Claim Notice") of that claim, stating in reasonable detail the nature of the Buyer Claim and the amount of the Buyer Claim on or before the applicable indemnification termination date as provided for in clauses 10.1.1,
          10.2.1 and 10.3.1 above, respectively. The Seller shall not be obligated to indemnify with respect to any Buyer Claim if the Buyer shall have specifically waived in writing any inaccuracy regarding the underlying Seller Warranty or has waived in writing the specific Condition Precedent regarding such inaccuracy of such Seller Warranty.

     10.5 Exclusive Remedy; Limitations

10.5.1     The indemnities provided for in clauses 10.1.2, 10.1.3, 10.2.2 and
           10.3.2 constitute the Buyer's sole and exclusive remedy against the Seller for any misrepresentation of any Seller Warranty with respect to which such indemnification is made and with respect to any other obligation of the Seller arising pursuant to or in relation with this Agreement in connection with any Seller Warranty.

10.5.2 Subject to the following sentence, the Seller will only be liable with respect to any claim by the Buyer for Indemnification Damages (each a "Buyer Claim") (i) if such Buyer Claim exceeds EUR 50,000 (fifty thousand Euro) or (ii) if such Buyer Claim is less than EUR 50,000 (fifty thousand Euro), but such Buyer Claim exceeds EUR 25,000 (twenty five thousand Euro) ("Small Buyer Claim") and the aggregate of all Small Buyer Claims taken together exceeds EUR 250,000 (two hundred and fifty thousand Euro), in which case the Seller will be liable for the aggregate amount of Small Buyer Claims. Notwithstanding the foregoing, (a) the Seller will only be liable with respect to any Buyer Claim made relating to the warranties made pursuant to clauses 12.2.17, 12.2.18 and 12.2.19 if such Buyer Claim exceeds EUR 150,000 (one hundred and fifty thousand Euro), (b) the limitations and amount contained in the first sentence of this clause do not apply with respect to Buyer Claims relating to the Seller Tax Warranty and the indemnity contained at clause 10.3.2 and (c) the Seller will only be liable with respect to any Buyer Claim made relating to the warranty made pursuant to clause 12.2.13 if such Buyer Claim exceeds EUR 5,000,000 (five million Euro).

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

10.5.3 The Seller's total liability with respect to all Buyer Claims made with respect to the indemnity provided for at clauses 10.1.2 is limited to the Retention Amount.

10.5.4 The Seller's total liability with respect to all Buyer Claims made with respect to the indemnities provided at clauses 10.1.3, 10.2.2 and 10.3.2 shall be limited to an amount equal to the Purchase Price, less any amounts paid to the Buyer in connection with the indemnities provided for at clause 10.1.2 or otherwise in connection with any breaches of this Agreement by the Seller.

10.5.5 The Seller will not be liable for Indemnification Damages with respect to a Buyer Claim to the extent that the matter giving rise to the claim:

          (a) would not have arisen or occurred but for an act, omission or transaction on the part of the Buyer or the relevant Company or any of its respective directors, employees or agents after Completion otherwise than (i) as required by Applicable Law, (ii) pursuant to a legally binding commitment of the relevant Company created on or before Completion and (iii) otherwise than in the ordinary course of business as carried on immediately before Completion;

          (b) results exclusively from (i) a change in the accounting or taxation policies, practices or estimates of the Buyer or any Company (including the method of submitting taxation returns after Completion) introduced or having effect after Completion or
               (ii) the failure to file timely and accurate Tax returns becoming due after Completion or (iii) the failure to pay any Taxes becoming due after Completion;

          (c) is an amount (i) for which the Buyer or any Company has a right of recovery against or indemnity from any person other than the Seller (which right of recovery as well as all appeals the Buyer first has to exhaust), including under the terms of any insurance policy; provided, however, that where there is an outstanding claim against a third party (including an insurance company) that is unresolved and unpaid prior to the expiration of the applicable indemnification period, such limitation period will be extended pending final determination of such claim; or (ii) for which the Buyer or any Company would have had such a right but for (A) a change in the terms of or cancellation of its insurance cover after Completion or (B) any act or omission of the Buyer or any Company after Completion which results in such right being diminished or extinguished;

          (d) arises as a consequence of any act or omission under the terms of this Agreement, by reason or in consequence of the execution and performance of this Agreement, or at the request of the Buyer or member of the Buyer's group of companies (including, following Completion, any Company);

          (e) was taken into account in calculating an allowance, provision or reserve in the Financial Statements or which was specifically referred to and quantified in the notes to the Financial Statements;

          (f) arises in consequence of an assessment, audit or other imposition of Tax by a Tax Authority, with respect to which the Buyer and the Company have not exhausted all possibilities of appeal, except that the foregoing limitation will not apply if the procedure contained in the remainder of this clause is followed. Accordingly, if the Company has received an assessment for any Tax prior to the expiration of the indemnity provided for at clause 10.3.2, the Buyer will reserve its right to bring a claim against the Seller hereunder by providing written notice thereof. Once Tax becomes due, and as the Company actually makes payment to the Tax Authority, the Seller will pay to the Buyer an amount equal to its Indemnification Damages. In addition and as a condition precedent to the indemnification provided for herein, the Buyer will cause such Company to appeal any final assessment of Tax unless the Seller waives this requirement; furthermore, any amounts of Tax paid that are returned to the Company or that are offset against a Company's Tax liability will be returned to the Seller forthwith.

10.5.6 Notwithstanding any other provision contained in this Agreement to the contrary, the Buyer agrees that, with respect to any matter which may give rise to a liability under this Agreement including a Buyer Claim, (a) the Seller will not meet any liability more than once and (b) the Seller's aggregate liability hereunder shall be limited to the Purchase Price.

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

10.5.7 The Buyer agrees to use reasonable efforts for each Company to apply to the Ministry of Finance to commence an audit with respect to Taxes within 1 (one) year after Completion.

10.5.8 Notwithstanding any other provision contained herein to the contrary, the Seller's liability for breach of the Seller's Warranty in clause
           12.2.19 shall be only for Indemnification Damages with respect to which the Buyer obtains no indemnification pursuant to the PEA Regulation as amended from time to time.

     10.6 Third Party Claims

          The Buyer will notify the Seller of the initiation of any Third Party Proceedings and will provide to the Seller such assistance as is necessary for the Seller to take part in any Third Party Proceedings as an interested party or otherwise pursuant to the procedural and substantive law applicable to the particular Third Party Proceedings.

     10.7 Procedure for Indemnification

10.7.1 Subject always to the limitations and exclusions provided for at clause 10.5, if the Buyer desires to make a Buyer Claim, the Buyer will deliver the Buyer Claim Notice to the Seller on or before the applicable indemnification termination date as provided for in clauses 10.1.1, 10.2.1 and 10.3.1 above, respectively, and the Seller's obligation to indemnify the Buyer with respect to a timely Buyer Claim will survive until such time as such Buyer Claim is finally resolved and, if applicable, payment has been made to the Buyer pursuant to the terms of this Agreement. The Buyer shall be entitled to withdraw and/or reissue Buyer Claim Notices in accordance with clause 7.1 of the Escrow Agreement.

10.7.2 Upon receipt by the Seller of the Buyer Claim Notice and subject always to the limitations and exclusions provided for at clause 10.5, the Parties will agree within 45 (forty five) Business Days (or such other period of time as the Buyer and the Seller may agree) as to whether the Buyer Claim is proper (in which case a "Buyer Claim Event" has occurred) and, if so, the amount to be paid by the Seller or deducted from the Escrow Account (a "Buyer Claim Amount"), as the case may be.

10.7.3     If the Parties agree on the Buyer Claim Amount, then:

          (a) If the Escrow Account is in operation and in funds, the Buyer and the Seller will send a joint notification (the form of which is attached to the Escrow Account Agreement) to the Escrow Agent; or

          (b) If (i) the Buyer elects not to utilise the Escrow Account (with respect to a Buyer Claim which is not a Buyer Indemnifiable Seller Warranty) or (ii) if the Escrow Account is not in operation or (iii) to the extent the Escrow Account is not in sufficient funds to satisfy a Buyer Claim Amount (or any part thereof), the Seller shall pay to the Buyer such amount or such portion of the amount with respect to which the Escrow Account does not have funds sufficient to satisfy a Buyer Claim Amount.

10.7.4 If the Parties are unable to agree whether the Buyer's Claim is proper or on the Buyer Claim Amount within the time period described in clause 10.7.1, the Buyer will be entitled to initiate arbitration proceedings pursuant to clause 15.

     10.8 Escrow Account Matters

10.8.1 Where any payment is made to the Buyer out of the Escrow Account as provided in this clause, the Buyer will at the same time be entitled to a corresponding proportion of the interest accrued on the Escrow Account. Otherwise, all interest accrued on the Escrow Account will be payable to the Seller (by payment to the Seller's Account) on the Seller Indemnity Termination Date.

10.8.2 Unless clause 10.8.3 applies, any amount standing to the credit of the Escrow Account (including all interest accrued thereon) on the Seller Indemnity Termination Date will be paid to the Seller.

10.8.3 If the Buyer has delivered a Buyer Claim Notice to the Seller with respect to a Buyer Claim which has not been finally determined, settled or withdrawn on or before the Seller Indemnity Termination Date

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

           and there is an amount standing to the credit of the Escrow Account on the Seller Indemnity Termination Date, then, at the Seller's option, and the Seller agrees to notify the Buyer of which option it chooses to exercise at the latest upon Completion (and provided that the Seller will have the right to choose (b) below, only after the Seller has delivered to the Buyer a copy of the relevant decision of the Council of Ministers enabling it to fulfil its obligations thereunder):

           EITHER

          (a) an amount equal to the amount of Indemnification Damages contained in the Buyer Claim Notice up to the amount then standing to the credit of the Escrow Account will be paid to the Buyer. Within 5 (five) days after the Buyer Claim is finally determined, settled or withdrawn, the Buyer will pay to the Seller an amount equal to (a) the difference between the amount paid to the Buyer under this clause and the amount owed by the Companies to third parties if smaller, in respect of the relevant Buyer Claim made by it or (b) the amount paid to the Companies by third parties in respect of the relevant Buyer Claim up to the amount paid to the Buyer pursuant to this clause as applicable; in both cases pursuant to the final determination, settlement or withdrawal, if any, of the said claims. The Buyer agrees to procure that the Companies shall pursue such remedies and such appeals as are necessary to mitigate the amount of Indemnification Damages payable by the Seller unless the Seller waives in writing such pursuit of a remedy or appeal;

          OR

          (b) an amount equal to the amount of Indemnification Damages contained in the Buyer Claim Notice will remain in the Escrow Account (or if the amount standing to the credit of the Escrow Account is less than the amount of such claim, then the full amount standing to the credit of the Escrow Account) until the Buyer Claim is finally determined, settled or withdrawn. Unless the Seller (i) agrees with the Buyer Claim or (ii) does not agree with the Buyer Claim and initiates arbitration proceedings in relation to such Buyer Claim, the Seller shall be obliged to issue a notice pursuant to clause 7.1 of the Escrow Agreement. Once such Buyer Claim or dispute has been determined, settled or withdrawn, and has been satisfied from the Escrow Account, any then remaining amount in the Escrow Account will be paid to the Seller's Account.

10.8.4 The Seller and the Buyer undertake to give prompt written instructions with regard to the Escrow Account where necessary or desirable in order to give proper effect to the provisions of this Agreement and the Escrow Agreement. Any such instructions given by the Buyer will also be given to the Seller and any such instructions given by the Seller will also be given to the Buyer.

     10.9 Calculation of Aggregate Net Worth

10.9.1 Whether the Seller Warranty contained at clause 12.2.13 is correct and whether the Buyer is entitled to indemnity provided for at clause
           10.1.2 as it relates to the warranty contained at clause 12.2.13 shall be determined exclusively pursuant to the remainder of this clause.

          (a) After Completion, the Buyer and the Seller will jointly cause each Company to prepare a statement (each a "Net Worth Statement") of Net Worth (defined below) of each Company as of Completion ("Completion Date Net Worth"). Each Net Worth Statement shall be prepared in accordance with IFRS and in a manner consistent with the accounting policies, assumptions, valuation methods and estimates used by the Company in connection with the preparation of the 2003 Balance Sheet, subject to clauses (b) and (c) below. For the purposes of this clause, the term "Net Worth" means a Company's total assets less its total liabilities, determined in accordance with IFRS and in a manner consistent with the accounting policies, assumptions, valuation methods and estimates used by such Company in connection with the preparation of the 2003 Balance Sheet; the term "Aggregate Completion Date Net Worth" means the sum of the Completion Date Net Worth for all 3 (three) Companies, and the term "Aggregate 2003 B/S Date Net Worth" means the sum of the Net Worth of all 3 (three) Companies as reflected in the 2003 Balance Sheets, and the term "Agreement Net Worth" is the Aggregate Completion Date Net Worth as adjusted pursuant to clauses (b) and (c) below.

          (b) The parties agree that (i) fixed assets for the purposes of the Completion Date Net Worth shall be calculated using the revaluation undertaken for preparation of the 2003 Balance Sheet as

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

               reflected in the 2003 balance sheet of each Company, with no new valuation of fixed assets being performed for purposes of the Completion Date Net Worth determination, (ii) dividends determined and/or paid in accordance with clause 2.4 will be added back in the calculation of Completion Date Net Worth and
               (iii) any liability of a Company that is accrued for in the Net Worth Statements of each of the Companies pursuant to IFRS will not reduce a Company's Completion Date Net Worth if such liability would give the Buyer the right to claim indemnification as such indemnification relates to clauses pursuant to clauses 10.1.2, 10.1.3 and 10.3.2.

          (c) If Completion occurs before the end of 2004, the Aggregate 2003 B/S Date Net Worth will be adjusted downwards, with regard to the aggregate audited net income for the year 2003, by the percentage obtained by taking the number of uncompleted months left in 2004 (including the month in which Completion occurs) and dividing it by 12 (twelve). By way of example, if Completion occurs in November 2004, the percentage is obtained by taking 2 (two) uncompleted months and dividing by 12 (twelve).

          (d) Within 30 (thirty) days after the Completion Date, the Buyer and the Seller shall jointly engage either KPMG or PricewaterhouseCoopers (the "Net Worth Auditor") pursuant to the Net Worth Auditor's standard engagement letter to review the Net Worth Statements on the basis of clause 10.9.1(a),(b) and (c) and in accordance with the procedures attached hereto as Schedule
               10.9. The fees, costs and expenses of the Net Worth Auditor shall be borne by the Buyer.

          (e) Within 45 (forty five) days after the Completion Date, the Buyer and the Seller shall cause each Company to deliver its Net Worth Statement to the Net Worth Auditor, with a copy to the Seller and the Buyer. The Buyer will procure that the Net Worth Auditor will have full access to the Companies' premises and will be able to make such inquiries of the Companies and their respective accountants and management so as to be able to perform such review. The Net Worth Auditor shall complete its review of the Net Worth Statements within 30 (thirty) days after the delivery of the Net Worth Statements. In its report, the Net Worth Auditor shall set forth the Aggregate 2003 B/S Date Net Worth, the Completion Date Net Worth for each Company, the Aggregate Completion Date Net Worth and the Agreement Net Worth. In its report, the Net Worth Auditor shall also set forth the amount by which the Agreement Net Worth exceeds or is less than the Aggregate 2003 B/S Date Net Worth. The determination by the Net Worth Auditor of the Agreement Net Worth shall be final and binding upon the Seller and the Buyer.

    10.10 Any payments received by the Buyer from the Seller or from the Escrow Account pursuant to the terms of this Agreement, as applicable, shall be deemed compensation for the lost value of the Buyer's investment in the Companies as a result of substantiated liabilities.

     11   Indemnification by Buyer

     11.1 Survival

          The indemnification provided for by the Buyer in this clause will survive Completion and will expire at the end of the Buyer Lock-in Period. The Buyer will not be liable for a Seller Claim (defined below) unless the Seller has given the Buyer and the Guarantee Bank notice of its claim, stating in reasonable detail the nature of the Seller Claim and the amount of the Seller Claim before the end of the Buyer Lock-in Period (a "Seller Claim Notice").

     11.2 Indemnification

11.2.1 The Buyer will indemnify the Seller against any damages (not including lost profits but including costs of investigation and defence and reasonable attorneys' fees) (together "Seller Damages"), arising from or in connection with:

          (a)  any misrepresentation of any Buyer Warranty; or

          (b)  any breach of the Buyer's obligations arising under clause 8.

           provided always that the Buyer's liability therefor is not limited by the Guarantee Amount.

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

     11.3 Limitations

11.3.1 The Buyer will only be liable with respect to any claim by the Seller (each a "Seller Claim") for Seller Damages under this clause 11 if such Seller Claim exceeds EUR 100,000 (one hundred thousand Euro); provided, however, that the foregoing does not apply to provisions of this Agreement pursuant to which the Buyer is required to pay liquidated damages to the Seller.

11.3.2 The Seller agrees that, with respect to any matter which may give rise to a liability under this Agreement including a Seller Claim, but except where the Buyer is required to pay liquidated damages to the Seller, the Buyer will not meet any liability more than once.

     11.4 Procedure for Indemnification

11.4.1 If the Seller desires to make a Seller Claim against the Buyer, the Seller will deliver the Seller Claim Notice to the Buyer. Upon receipt by the Buyer of the Seller Claim Notice, the Parties will agree within 45 (forty five) Business Days (or such other period of time as the Buyer and the Seller may agree) as to whether the Seller's Claim is proper (in which case a "Seller Claim Event" has occurred) and, if so, the appropriate amount to be paid by the Buyer (a "Seller Claim Amount"). If the Parties agree on the Seller Claim Amount, the Buyer will pay the Seller Claim Amount to the Seller within 5 (five) Business Days. If the Buyer does not pay such amount to the Seller within 5 (five) Business Days, the Seller will send a notification to the Guarantee Bank ("Seller Claim Notice") in the form contained in Schedule 11.4.1 and the terms of the Bank Guarantee will provide that the Guarantee Bank is to pay to the Seller the Seller Claim Amount upon receipt of such notification and written confirmation. If a Seller Claim Amount is higher than the amount available under the Bank Guarantee, the Seller will be entitled to pursue such other remedies against the Buyer as it deems just and proper to recover such difference.

11.4.2 If the Parties are unable to agree whether the Seller's Claim is proper or on the Seller Claim Amount within the time period described in clause 11.4.1, the Seller will be entitled to initiate arbitration proceedings pursuant to clause 15.

     11.5 Payments from Bank Guarantee

11.5.1 If the Seller has delivered the Seller Claim Notice to the Buyer and the Guarantee Bank of a Seller Claim which has not been finally determined, settled or withdrawn on or before the end of the Buyer Lock-in Period, the Bank Guarantee will remain in place unaffected until the Buyer Claim is finally determined, settled or withdrawn. Once such Seller Claim or dispute has been determined, settled or withdrawn, and once all or the portion up to the then available Guarantee Amount has been satisfied from the Bank Guarantee, the Bank Guarantee will terminate.

     11.6 The Seller and the Buyer undertake to give prompt written instructions with regard to the Bank Guarantee where necessary or desirable in order to give proper effect to the provisions of this Agreement and the Bank Guarantee. Any such instructions given by the Seller will also be given to the Buyer and any such instructions given by the Buyer will also be given to the Seller.

     12   Warranties of the Seller

     12.1 The Seller hereby warrants to the Buyer that each of the statements contained in clause 12.2 is true, complete and accurate as of the Signing Date and will continue to be true, complete, and accurate as of the Completion Date.

     12.2 The Seller warrants as follows:

12.2.1     Organisation and Capitalisation

          (a) Each Company is a joint stock company duly organised and validly existing under the laws of the Republic of Bulgaria.

          (b)  The registered share capital of each Company is set forth in
               Schedule 12.2.1.

          (c)  The Shares have been duly issued.

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

          (d) There are no options, warrants or other rights to purchase, agreements or other obligations to issue, or rights to convert any obligations into or exchange any securities for Shares or other securities of the Company.

          (e) Upon the transfer of the Temporary Share Certificates pursuant to this Agreement, the Buyer will hold 67% (sixty seven percent) of the voting Shares of each Company.

          (f) The endorsement and delivery to the Buyer of the Temporary Share Certificates pursuant to this Agreement will transfer to the Buyer the good and valid title to all of the Sale Shares, free and clear of all Encumbrances.

12.2.2     Authority; No Conflict

          (a) This Agreement has been duly authorised, executed and delivered by the Seller and constitutes a legal, valid and binding obligation of the Seller enforceable against the Seller in accordance with its terms. Pursuant to the Tender Regulations, the Seller has the authority and capacity to execute and deliver this Agreement and to perform its obligations hereunder.

          (b) The execution, delivery and performance of this Agreement by the Seller will not (i) conflict with Applicable Law or (ii) violate any judicial or administrative decision to which the Seller is a party or by which it is bound.

          (c) The terms and conditions of the Transaction Documents do not conflict with any provision of Applicable Law or with the Tender Regulations.

12.2.3 This Agreement and the actions taken by the Seller in furtherance of this Agreement are commercial or civil rather than public or governmental acts and the Seller is not entitled to claim immunity from legal proceedings or liability with respect to itself on the grounds of state sovereignty or otherwise under any law or in any jurisdiction where an action may be brought for the enforcement of any of the obligations arising under or relating to this Agreement.

12.2.4     Financial Statements

          (a)  The Seller has delivered to the Buyer the Financial Statements.

          (b) The Financial Statements give a true and fair view of the financial position and results of operations and cash flows of each Company to which they apply as of the respective dates of and for the periods referred to in such Financial Statements, all in accordance with the IFRS.

          (c) The Financial Statements fully disclose all material financial commitments of the Company in existence as of their respective dates of preparation to the extent required by IFRS.

          (d) The statutory books and books of accounts of the Company are up-to-date and have been properly prepared and maintained in accordance with Applicable Law.

12.2.5     Insolvency

          (a) No Company has been liquidated or entered into (or taken steps to enter into) liquidation, administration or administrative receivership.

          (b) No Company is insolvent or unable to pay its debts as they become due.

12.2.6 No resolution was adopted by any of the Companies to issue new shares, bonds, convertible bonds or similar instruments. There are no options, warrants, or instruments convertible into shares of any of the Companies or other agreements applicable to each Company relating to the existing shares of each Company or for the issuance of any additional shares.

12.2.7 Except as listed in Schedule 12.2.7, none of the Companies has any subsidiaries and owns no shares or other ownership interests in any other entity.

12.2.8 Except as is listed at Schedule 12.2.8, as of signing, no litigation or arbitral proceedings alleging a claim in excess of EUR 100,000 (one hundred thousand Euro) have been brought against any Company, whether civil, administrative or criminal in nature, in, before or by any court, arbitrator or Governmental Entity.

12.2.9 Assuming the issue of the licences listed at Schedule 12.2.9, the Companies possess all permits, approvals and licences materially required to carry out their business and operations, and each Company is in compliance in all material respects with such licences, approvals and permits.

12.2.10 (a) (i) Neither NEK nor any of the other EDCs has or will have a Successful claim against any Company with respect to title or other property rights to real estate assets which pursuant to the Settlement Agreement are confirmed to be owned by such Company (a "Real Estate Claim") and (ii) except as disclosed in Schedule 12.2.10(a), no third party has or will have a Successful Real Estate Claim against a Company with respect to any real estate asset confirmed in the Settlement Agreement to be owned by such Company. For the purposes of this clause 12.2.10, "Successful" shall mean a claim (i) which has been honoured by a final judgement of a court of competent jurisdiction, (ii) which is not subject to any further appeals or challenges whatsoever, and (iii) with respect to which the Company has reasonably and diligently defended itself.

           (b) Each Company owns, free of any encumbrances (except as disclosed to the Buyer prior to the Signing Date, such disclosure to be extracts from the various public registers dated no older than 5
           (five) Business Days prior to the Signing Date), or has a valid right to use (i) the real estate assets that are recorded in its 2003 Financial Statements as owned by or subject to the right of use by such Company with the exception of those real estate assets that have been disposed of after 31 December 2003, and (ii) the tangible fixed assets that form part of the electricity distribution network of such Company. For the purposes of this clause 12.2.10(b), "encumbrance" shall mean any mortgage, pledge or other security interest. For the avoidance of doubt, the term "valid right to use" shall mean either property right to use or a contractual right to be used or a right to use in accordance with Applicable Law. The warranty pursuant to this clause 12.2.10(b) shall not apply to the assets with respect to which the warranty pursuant to clause 12.2.10(a) above applies.

12.2.11 Each Company (i) has filed all Tax-related returns, notices, declarations, registrations and any other necessary information related to Tax required to be filed with the Tax Authorities pursuant to Applicable Law on a timely basis as from the date of such Company's incorporation and such returns, notices, declarations and information were when given and are now accurate in all material respects, (ii) has paid all Taxes required to be paid in accordance with Applicable Law prior to Completion and (iii) has properly withheld, accounted for and paid over to the relevant Tax Authority all Tax required to be so withheld from payments made to third parties (including employees) in accordance with Applicable Law.

12.2.12 The Seller has incurred no obligation for brokerage or finders' fees or agents' commissions or other similar payments in connection with this Agreement that would impose a liability on (a) the Buyer or (b) any Company.

12.2.13 The Companies have an Agreement Net Worth as of the Completion Date that is at least equal to the Aggregate 2003 B/S Date Net Worth, both of which shall have been determined and adjusted in accordance with clause 10.9, which determination shall be final and conclusive with respect to the Seller Warranty contained in this clause being correct. Notwithstanding anything to the contrary contained herein, the Seller Warranty contained in this clause is given only as of the Completion Date.

12.2.14 No proceedings are being conducted before any court or Governmental Entity the purpose of which is to challenge the Seller's authority to enter into or perform its obligations under this Agreement.

12.2.15 The Companies have conducted, in all material respects, their respective business in accordance with Applicable Law.

12.2.16 The Buyer has been provided with true and complete copies of the SERC 2004 Filings and, if already filed as of the date hereof, the SERC 2005 Filings.

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

12.2.17 All material intellectual property (whether registered or not) and all pending applications therefor which is being used in connection with the business of each Company is legally owned by such Company or is lawfully used with the consent of the owner pursuant to a license or otherwise.

12.2.18 All material information technology and related systems used in connection with the business of each Company is legally owned by such Company or is lawfully used with the consent of the owner pursuant to a license or otherwise.

12.2.19 Each Company has complied and is complying in all material respects with (a) Applicable Law as in effect prior to or as of the Completion Date of any competent Governmental Entity which protects or relates to the protection of the environment (including the production, emission, storage, transportation, treatment, recycling or disposal of any waste or any noxious, offensive or hazardous substance) and
           (b) all legally binding requests or demands from any Governmental Entity charged with overseeing or enforcing Applicable Law related to the environment. The Seller further warrants that there is no outstanding environmental liability (based on Applicable Law as in effect prior to or as of the Completion Date) with respect to a Company's real property as of the date hereof.

     13   Warranties of the Buyer

     13.1 The Buyer hereby warrants to the Seller that each of the statements contained in this clause is true, complete and accurate as of the Signing Date and will continue to be true, complete, and accurate as of the Completion Date.

     13.2 The Buyer declares that, except as specifically provided for in this Agreement, no representations or warranties of any kind with respect thereto have been made to the Buyer by the Seller, the Minister, Company personnel, the managing directors or the members of the Board of Directors of each of the Companies or by anyone else on behalf of the Seller, the Minister or each Company in connection with this Agreement or any of the transactions contemplated hereby. The Buyer (acting for itself, and all of its representatives and advisers) expressly confirms to the Seller, the Minister, all of the representatives and advisers of the foregoing, that it has not relied upon the Information Memoranda circulated to it by the Privatisation Agency as a basis on which to enter into this Agreement.

     13.3 The Buyer undertakes to notify the Seller in writing promptly if it becomes aware of any circumstance arising during the Pre-Completion Period which would cause any of the following warranties to become untrue or inaccurate in any material respect.

     13.4 The Buyer warrants as follows:

13.4.1     Organisation

           The Buyer is a duly organised, validly existing joint stock company in good standing under the laws of the Czech Republic.

13.4.2     Authority; No Conflict

          (a) This Agreement has been duly authorised, executed and delivered by the Buyer and constitutes a legal, valid and binding obligation of the Buyer, enforceable against the Buyer in accordance with its terms. The Buyer has the authority and capacity to execute and deliver this Agreement and to perform its obligations hereunder. The power of attorney authorising the execution of this Agreement on behalf of the Buyer is attached hereby as Schedule 13.4.2.

          (b) The execution, delivery and performance of this Agreement by the Buyer will not (i) conflict with Applicable Law or with any other law, regulation, agreement, court order, contract or other restriction in force at Completion under which the Buyer is obligated, (ii) violate the provisions of any formation document regulating the internal organisation of the Buyer or (iii) violate any judicial or administrative decision to which the Buyer is a party or by which it is bound.

          (c) Other than the CPC Decision, the Buyer has obtained all necessary consents, licences and permissions from third parties including Governmental Entities and other governmental entities to which it may be subject to as to enable it to enter into each of the Transaction Documents and to own the Sale Shares.

13.4.3     Acquisition of Sale Shares and Financing

          (a) The Buyer has the financial resources or obtained the required financing so as to be able to pay the Purchase Price in accordance with the terms of this Agreement, and has delivered to the Seller prior to the execution of this Agreement the declaration in the form of Schedule 13.4.3 as to the origin of the Buyer's funds.

          (b) The Buyer has the financial and human resources to fulfil its obligations under this Agreement.

          (c) The Buyer is acquiring the Sale Shares with the purpose of carrying out the business of the Companies in accordance with the terms of their respective licences, and not with the purpose of liquidating, closing down or discontinuing the provision of the services constituting the business of the Companies in violation of any such licence.

          (d) All information and documents submitted by the Buyer to the Republic of Bulgaria during the process of the Buyer's selection as the bidder who won the Privatisation tender for the purchase of the Sale Shares were true, complete and accurate in all respects when given.

          (e) The Buyer fully meets all of the eligibility criteria as set out in the Privatisation Agency's Decision No 2484-P/24.10.2003,
               Article 6, and the relevant tender documentation pursuant to which the Buyer was admitted to participate in the Privatisation tender for the purchase of the Sale Shares.

13.4.4     Insolvency

          (a) The Buyer has not been dissolved or entered into (or taken steps to enter into) liquidation, administration or administrative receivership.

          (b) The Buyer is not insolvent or unable to pay its debts as they become due.

          (c) There is no pending litigation, and there are no claims against the Buyer for bankruptcy or liquidation and no judgements or governmental orders have been made against the Buyer and, to the best of the knowledge of the Buyer, there is no threat to the Buyer that may result in a material adverse effect on the property, assets or operations of the Buyer or that may prevent, delay or otherwise hinder the Buyer's performance of this Agreement.

13.4.5 The Buyer has incurred no obligation for brokerage or finders' fees or agents' commissions or other similar payments in connection with this Agreement that would impose a liability on Seller or the Companies.

14   Confidentiality and Public Announcement

     14.1 Until Completion or, if Completion does not occur, until the third anniversary of the Signing Date, all Information furnished by or on behalf of the Seller or each Company to the Buyer, its representatives (which will include, for the purposes of this clause 14, its advisers) or its employees in connection with the privatisation sale of the Sale Shares will be held and will not be revealed by the Buyer to any person other than its authorised representatives or employees. If Completion does not occur, the Buyer (and its representatives) will
          (a) (at the Seller's option) (i) return all Information to the Seller or to the respective Company or (ii) destroy all such Information and all copies on all media thereof and certify to the Seller that it has done so, (b) procure that all of its representatives, its employees and any transferees of any of the Sale Shares keep confidential all such Information, and (c) not directly or indirectly use such Information for any competitive or other commercial purpose. If Completion occurs, the Buyer will nonetheless maintain confidential all Information that pertains solely to the Seller or the Minister and will not reveal such Information to any person other than those representatives of the Buyer that have been involved in connection with the privatisation sale of the Sale Shares.

     14.2 The obligation of the Buyer, its representatives and employees to keep the Information confidential will not apply to any Information which:

14.2.1 at the time of such disclosure is, or subsequently becomes, publicly available (other than as a result of its disclosure by such party, its representatives or employees in breach of this Agreement);

14.2.2 that party can conclusively prove, by written evidence, that at the time of disclosure is, or subsequently becomes, available to the Buyer on a non-confidential basis from a source other than the sources referred to in clause 14.1, provided that such source was not subject to any duty of confidentiality in respect thereof;

14.2.3 the Buyer can conclusively prove, by written evidence, that it has acquired or developed such Information without breaching any of its obligations under this Agreement; or

14.2.4 is required to be disclosed in accordance with Applicable Law or other law binding on the Buyer.

     14.3 Subject to clause 14.4, neither the Buyer nor the Seller (or their respective representatives or employees) will make or issue, or cause to be made or issued, any public disclosure, announcement or written statement concerning the Transaction Documents or the transactions contemplated thereby without the prior consent of the other party, such consent not to be unreasonably withheld or delayed; provided that this clause 14.3 will not apply to any disclosure, announcement or written statement required to be made by Applicable Law or other law binding on a party to this Agreement.

     14.4 Notwithstanding the provisions of clause 14.3, the Buyer agrees that the Seller will be permitted to make public disclosure of the basic terms of this Agreement provided that the Seller will disclose details of the relevant announcement to the Buyer in advance and in good faith take into consideration all reasonable comments made by the Buyer. For this purpose, the basic terms of this Agreement include the name of each Company and the number and percentage of the Sale Shares.

     15   Arbitration

     15.1 The parties will attempt to resolve all and any disputes, controversies, claims or differences arising out of or in connection with this Agreement through amicable negotiations.

     15.2 If the parties are not able to resolve amicably such disputes, controversies, claims or differences within a reasonable period (and not later than 30 (thirty) Business Days) of one party giving notice to the other in writing of such disputes, controversies, differences or claims arising out of or in connection with this Agreement, all and any such disputes, controversies, differences or claims arising out of or in connection with this Agreement, including any dispute as to the existence, breach, termination or invalidity thereof, will be finally settled under the Rules of Arbitration of the International Chamber of Commerce ("ICC").

     15.3 The arbitration tribunal shall be appointed in accordance with the rules of the ICC. Where the amounts or the aggregate of the amounts in dispute are higher than EUR 1,000,000 (one million Euro), the arbitration tribunal shall be composed of 3 (three) arbitrators and where the amounts or the aggregate of the amounts in dispute are EUR 1,000,000 (one million Euro) or less, the arbitration tribunal shall be composed of one arbitrator.

     15.4 The place and seat of the arbitration will be Paris, France, and the language of the arbitration will be the English language (except that a party may have the proceedings translated into a language of its choice at its expense).

     15.5 The parties agree that if an arbitral panel has been appointed under the Escrow Agreement, the same arbitral panel will be appointed to resolve a dispute pursuant to this Agreement. In addition, the parties agree that the arbitral panel has the power to consolidate arbitration proceedings if, as determined in the sole discretion of the arbitral panel, the dispute arising under the Escrow Agreement and under this Agreement is based on substantially similar facts or substantially similar issues or if the arbitration panel determines, in its sole discretion, that it would be cost-effective to consolidate such proceedings.

     15.6 To the extent expressly permitted by Applicable Law, it is expressly agreed that the right to appeal to the courts or to apply to such courts for the determination of a preliminary point of law is excluded.

     15.7 The parties agree not to disclose any details of any arbitral proceedings pursuant to this clause 15 including the submissions and evidence of the parties and including any awards (their contents, reasons and results), except with the prior written consent of the other or to the extent that such information or documents are in the public domain or their disclosure is required by Applicable Law or any other law that is binding on a party or is necessary to protect or pursue a legal right or remedy, including for the purposes of enforcement.

     16   Miscellaneous

     16.1 Continuation after Completion; Further Assurances

16.1.1 Clauses 14, 15, 16 and 17 will survive Completion unless and until the parties otherwise agree in writing; the same applies to those provisions which are specifically provided for in this Agreement as provisions surviving Completion.

16.1.2 Each of the Buyer and the Seller will execute and/or cause to be delivered to the other all such instruments and other documents, as the other may from time to time reasonably require, prior to or after Completion, for the purpose of giving to one another the full benefit of all the provisions of this Agreement. Whichever of the Buyer or the Seller requests such further assurance will be liable for all reasonable costs incurred in connection with such request.

     16.2 Entire Agreement

          This Agreement, together with the other Transaction Documents and each of their respective schedules embodies and sets forth the entire agreement and understanding of the parties and supersedes all prior oral or written negotiations, agreements, representations, understandings or arrangements (if any) between the parties with respect to the subject matter contained herein. Neither party hereto will be entitled to rely on any document, agreement, understanding or arrangement which is not expressly set forth in this Agreement and the other Transaction Documents as well as the schedules hereto or thereto. Each of the parties hereby acknowledges that it has placed no reliance and will not at any time hereafter place reliance on any information or warranty (whether expressed or implied and whether written or oral) given by any other party relating to the transactions contemplated hereby other than information and warranties contained in this Agreement and the other Transaction Documents as well as the schedules hereto or thereto.

     16.3 Variation

          No purported variation of this Agreement will be effective unless it is in writing and is duly executed by or on behalf of the Buyer and the Seller. The expression "variation" will include any variation, supplement, deletion or replacement however effected.

     16.4 Governing Law

          This Agreement will be governed by and construed in accordance with the laws of the Republic of Bulgaria.

     16.5 Copies and Language

          This Agreement will be executed in 3 (three) identical copies in both the English and Bulgarian languages: two sets for the Seller and one set for the Buyer. In the event of any conflict in the terms of this Agreement between the two language versions, the terms of the English language version of this Agreement will prevail.

     16.6 Assigns and Successors

16.6.1 No party may assign any rights under this Agreement without the prior written consent of the other party, subject only to the exceptions contained in this clause 16.6.

16.6.2 This Agreement will be binding upon and enure for the benefit of the successors in title of each of the parties.

16.6.3 Subject to the provisions of clause 8.1 and 16.6.5, the Buyer may not assign its rights or delegate its duties or undertakings under this Agreement.

16.6.4 Each of the parties hereto acknowledges that the rights and obligations of the Seller pursuant to the terms of this Agreement are assigned, upon Completion, to the Post Privatisation and Control Agency of the Republic of Bulgaria by operation of law.

16.6.5 The Buyer may upon written notice to the Seller assign its right to make a claim and any resulting receivables of such claim under the indemnities contained in clause 10 above to a Majority-owned Buyer Affiliate provided that the Buyer shall remain liable for the reasonable costs of the Seller to the extent that the Seller is successful in defending such claim.

     16.7 Notices

          Any notice, request, demand, consent, approval or other communication to a party will be effective when received and will be given in writing in the English language, and delivered in person against receipt therefor, or sent by certified mail, postage prepaid, telefax confirmed by certified mail, or courier service at its authorised address as set out below or to such other address as it will hereafter furnish in writing to the other. All such notices and other communications will be deemed given on the date received by the addressee.

           If to the Buyer:                               If to the Seller:
           CEZ - Legal Department                         29 Aksakov St.
           Duhova 2/1444,                                 1000 Sofia
           140 53 Prague 4,                               Bulgaria
           Czech Republic
           Attn: Ms. Jarmila Ponikelska                   Attn: Atanas Bangachev, Executive Director
                Head of Legal Department
           Tel:+420 271 132 372                           Tel: +359 2 987 75 79; +359 2 980 38 46
           Fax: +420 271 132 008                          Fax: +359 2 981 13 07

                                                          If to the Post-Privatisation Control Agency:
                                                          52A G.M.Dimitrov Blvd.
                                                          1000 Sofia
                                                          Bulgaria

                                                          Attn: Atanaska Bozova, Executive Director
                                                          Tel: +359 2 971 24 56
                                                          Fax: +359 2 970 16 89

     16.8 Waiver

16.8.1 A party may waive their respective rights, powers or privileges under this Agreement provided that such waiver will be in writing.

16.8.2 The parties agree that no failure or delay on the part of a party to exercise any right, power or privilege under this Agreement will operate as a waiver thereof.

16.8.3 The parties agree that no single or partial exercise of any right, power or privilege under this Agreement will preclude any other or further exercise thereof or the exercise of any other right, power or privilege by a party under the terms of this Agreement.

16.8.4 The parties agree that no waiver under clause 16.8.1 will operate or be construed as a future waiver of any right, power or privilege under this Agreement.

     16.9 Costs, Fees and Expenses

          Each party will bear its respective costs, fees and expenses incurred in connection with or incidental to the matters contained in this Agreement, including without limitation any fees and disbursements to its financial advisers, accountants and legal counsel.

     16.10 Severability

          If any provision of this Agreement is invalid or unenforceable then, to the extent possible, all of the remaining provisions of this Agreement will remain in full force and effect and will be binding upon the parties.

     16.11 Acknowledgement

16.11.1 The Seller hereby acknowledges that it has not entered into this Agreement in reliance on any warranties, representations, covenants, undertakings or indemnities howsoever or by whosoever or to whomsoever made except insofar as they are contained in this Agreement.

16.11.2 The Buyer hereby acknowledges that it has not entered into this Agreement in reliance on any warranties, representations, covenants, undertakings or indemnities howsoever or by whosoever or to whomsoever made except insofar as they are contained in this Agreement.

     16.12 Payments

          Except as otherwise expressly provided in this Agreement, all payments to be made under this Agreement will be made in full without any set-off or counterclaim and free from any deduction or withholding, except as may be required by law (in which event such deduction or withholding will not exceed the minimum amount required by Applicable Law and the payer will simultaneously pay to the payee whatever additional amount is required for the net amount received to equal what would have been received if no such deduction or withholding had been required).

     16.13 Environmental Matters

         The parties acknowledge that pursuant to Paragraph 9 of the Final and Transitional Provisions of the PEA the Seller shall be liable for any Past Environmental Damages (as such term is defined in the PEA) in accordance with the PEA Regulation. Both parties shall use their best endeavours to secure the execution of an agreement pursuant to Article 8(1) of the PEA Regulation co-ordinating the liabilities of the Republic of Bulgaria with respect to past environmental damages and comprising the terms and conditions for financing and removing the past environmental damages as required by the Applicable Law within 9 (nine) months after the Completion Date.

     17   Classified Information

17.1.1 Following Completion, the Buyer will nominate one or more persons, which will be investigated in accordance with the requirements of the Protection of Classified Information Act ("PCIA") and the Regulation on Application of the PCIA. Upon the nomination of such person or persons, the Buyer will file the required documents for investigation of the officials pursuant to approved list of the positions under Art. 37 of the PCIA and for obtaining a permit for access to classified information in accordance with the requirements of Chapters V and VI of the PCIA and Chapter VI, Section II of the Regulation on Application of the PCIA.

17.1.2 The Buyer will procure that the Companies ensure the necessary conditions for creating, processing and storage of the classified information, as well as the granting of access to the same in accordance with the requirements of the PCIA.

17.1.3 The Buyer will procure that the Companies observe the requirements for protection of the classified information.

17.1.4 The Buyer will procure that the Companies will not admit unregulated access to classified information.

17.1.5 The Buyer will procure that the Companies submit the required information upon request of the competent bodies pursuant to Art. 10, Par.1, Art.11, Par.4 and Art. 16, Par.1 PCIA.

17.1.6 Upon request, the Buyer will procure that the Companies provide to the representatives of the State Information Security Commission and to the competent security divisions, immediate access to the premises where classified information related to the fulfilment of the functions in accordance with the requirements set forth in Chapter II, Sections I and II PCIA is being created, processed and stored.

IN WITNESS WHEREOF, the parties hereto have signed this Agreement in Sofia on 19 November 2004, in (3) three original copies in the Bulgarian and English language, the Seller acknowledging receipt of two originals in each language and the Buyer acknowledging receipt of one original in each language.

EXECUTED

signature

-----------------------
by Atanas Kirilov Bangachev
for and on behalf of
THE PRIVATISATION AGENCY OF THE REPUBLIC OF BULGARIA

EXECUTED

signature                                           signature

---------------------                               ----------------------
by Martin Roman                                     Radomir Lasak

for and on behalf of
CEZ, a. s.

                                Schedule 1.1 (B)

                                Escrow Agreement

                                Schedule 1.1 (C)

                                Restated By-laws

                                 Schedule 3.2.2

            Territory of Electricity Distribution and Supply Licenses

                                 Schedule 3.2.3

                      Part A - Form of Settlement Agreement

                                 Schedule 3.2.3

              Part B - Form of Annex 1 to the Settlement Agreement

                                 Schedule 4.3.3

                                Supervisory Board


1.   Elektrorazpredelenie Stolichno EAD:
     -----------------------------------
     Nominees of the Buyer:
     ---------------------
     1.1 Mr. Martin Zmelik;

     1.2 Mr. Radomir Lasak;

     1.3 Mr. Vladimir Schmalz.

     Nominees of the Seller:
     -----------------------
     1.1 To be nominated prior to Completion;

     1.2 To be nominated prior to Completion.

2.   Elektrorazpredelenie Sofia Oblast EAD:
     --------------------------------------
     Nominees of the Buyer:
     ----------------------
     Mr. Martin Zmelik

     Mr. Bohdan Malaniuk

     Mr. Vladimir Johanes

     Nominees of the Seller:
     -----------------------
     1.1 To be nominated prior to Completion;

     1.2 To be nominated prior to Completion.

3.   Elektrorazpredelenie Pleven EAD:
     --------------------------------
     Nominees of the Buyer:
     ----------------------

     Mr. Martin Zmelik

     Mr. Jan Juchelka

     Mr. Tomas Petran

     Nominees of the Seller:
     -----------------------
     1.1 To be nominated prior to Completion;

     1.2 To be nominated prior to Completion.

                                  Schedule 10.9

                          Net Worth Auditor Procedures

                                 Schedule 11.4.1

                               Seller Claim Notice

To:  [Provide details of Guarantee Bank]



Pursuant to clause 11.4.1 of the Share Privatisation Sale Agreement by and among The Privatisation Agency of the Republic of Bulgaria (the "Seller") and [o] (the "Buyer"), made and entered into as of [ ] 2004 ("the Share Privatisation Sale Agreement"), and pursuant to the Bank Guarantee established pursuant to clause 4.2.2(b) of the Share Privatisation Sale Agreement, the Seller hereby requests the [Guarantee Bank] to immediately release and disburse to the Seller the amount of [Euro ] pursuant to the terms of the above-mentioned Bank Guarantee.

Funds shall be delivered by [wire transfer] to the account designated below:

[Account details]

For the Post-Privatisation Control Agency:

----------------------
[name and title]

                                 Schedule 12.2.1

                          Information on the Companies


                                                      Part I
                                                      ------
Company name                                          Elektrorazpredelenie Stolichno EAD

Registered office                                     330,  Tzar Simeon  St.,  Ilinden  Municipality,  1309
                                                      Sofia, Bulgaria,


Share capital (BGN)                                   BGN 1,928,000

No. and date of court decision establishing           Decision No. 1 of 27 April 2000
Company as an independent regional company

Date of Registration of order with court              27 April 2000

Court at which order has been filed                   Sofia City Court

Company file no. held by the court                    c.c. 6358.


                                                      Part II
                                                      -------
Company name                                          Elektrorazpredelenie Sofia Oblast EAD

Registered office                                     2,  Evropa  Blvd.,  Vrabnitsa   Municipality, 1360
                                                      Sofia, Bulgaria

Share capital (BGN)                                   BGN 2,149,000

No. and date of court decision establishing           Decision No. 1 of 28 April 2000
Company as an independent regional company

Date of Registration of order with court              28 April 2000

Court at which order has been filed                   Sofia City Court

Company file no. held by the court                    c.c. 6315.


                                                      Part III
                                                      --------
Company name                                          Elektrorazpredelenie Pleven EAD

Registered office                                     73 Doiran St., 5800 Pleven, Bulgaria,

Share capital (BGN)                                   BGN 1,206,000

No. and date of court decision establishing           Decision No. 833 of 28 April 2000
Company as an independent regional company

Date of Registration of order with court              28 April 2000

Court at which order has been filed                   Pleven Regional Court

Company file no. held by the court                    c.c. 833.

                                 Schedule 12.2.7

                          Subsidiaries of the Companies



Part I: EDC Stolichno EAD

EDC Stolichno EAD is a member of the National Committee of Bulgaria to the World Energy Council - a non-for-profit legal entity.



Part II: EDC Sofia Oblast EAD

EDC Sofia Oblast EAD is a member of the National Committee of Bulgaria to the World Energy Council - a non-for-profit legal entity.



Part III: EDC Pleven EAD

EDC Pleven EAD is a member of the National Committee of Bulgaria to the World Energy Council - a non-for-profit legal entity.

                                 Schedule 12.2.8

                      Litigation or Arbitration Proceedings

Part I: EDC Stolichno EAD

-------    -------------------------    ---------------------    ---------------------     ----------------   -----------------
No          Parties                     Type, No of court        Legal ground              Amount of          Stage of the
                                        case, Court Name                                   claim              proceedings
-------    -------------------------    ---------------------    ---------------------     ----------------   -----------------
1.         "Konex" STK                  Civil case No            unpaid construction       BGN 3,855.12       Court of 1st
                                        7226/2000 Regional       works                                        instance
                                        Court of Sofia,
                                        panel 74
-------    -------------------------    ---------------------    ---------------------     ----------------   -----------------
2.         1. Stoyan Pancev             Civil case No            Compensation for losses   BGN 27,360          Court of 2nd
              Petrov                    1009/2001, Sofia         and missed profits                           instance
           2. Ludmila V.                City Court, division
              Milanova                  1, panel 3
-------    -------------------------    ---------------------    ---------------------     ----------------   -----------------
3.         "Mladost" RPK                Civil case No 1304/      Compensation for          BGN 96,227         Court of 2nd
                                        2000, Sofia City         the exploitation of                          instance
                                        Court, division 6,       a kiosk
                                        panel 9
-------    -------------------------    ---------------------    ---------------------     ----------------   -----------------
4.         1. Antonina Georg.           Civil case No            Losses under art.         BGN 60,000         Court of 2nd
              Bachvarova                358/2000, Sofia          49 of the Law on                             instance
           2. Georogi Rusl.             City Court, panel        Obligations and
              Bachvarov                 11                       Contracts, losses
           3. Katherina Bachvarova                               under art. 52 of
                                                                 the Law on
                                                                 Obligations and
                                                                 Contracts
-------    -------------------------    ---------------------    ---------------------     ----------------   -----------------
5.         "Mladost" RPC                Civil case No            Compensation for          BGN 6,820          Court of 2nd
                                        000617/2002              the exploitation of                          instance
                                        Regional Court of        two kiosks
                                        Sofia, panel 28
-------    -------------------------    ---------------------    ---------------------     ----------------   -----------------
6.         1. Sabka Daceva Stavreva     Civil case No            Losses                    BGN 5,300          Court of 1st
           2. Sophroni Dim. Stavrev     3692/2000, Regional                                                   instance
                                        Court of Sofia,
                                        panel 30
-------    -------------------------    ---------------------    ---------------------     ----------------   -----------------
7.         "Mraz" AD                    Civil case No            Claim under               BGN 2,229.10       Court of 2nd
                                        2639/02, Sofia City      art.108 of the                               instance
                                        Court , panel II A       Ownership Act and
                                                                 compensation
-------    -------------------------    ---------------------    ---------------------     ----------------   -----------------
8.         "Vinprom Service -           Civil case               Claim for                 BGN 15,626.16      Court of 2nd
           Portugal" AD                 846/2002, Sofia          establishment of                             instance
                                        City Court,              facts
                                        division 6, panel 10
-------    -------------------------    ---------------------    ---------------------     ----------------   -----------------
9          Lilyana Vaskova Doynova      Civil case               Compensation for          BGN 7,735          Supreme
                                        No869/2001, SAC,         professional                                 Cassation Court
                                        panel 2                  disease
-------    -------------------------    ---------------------    ---------------------     ----------------   -----------------
10.        Christo Atanassov            Civil case               Illegal dismissal         BGN 2,648.16       Supreme
           Palashki                     No3854/2002, Sofia       and compensation                             Cassation Court
                                        City Court, panel
                                        II-A
-------    -------------------------    ---------------------    ---------------------     ----------------   -----------------
11.        Svetosalv Boyanov            Civil case No            Revocation of a           BGN 1,826.40       Court of 2nd
                                        9567/2000, Regional      Summery dismissal                            instance
                                        Court of Sofia,          and compensation
                                        panel 76
-------    -------------------------    ---------------------    ---------------------     ----------------   -----------------
12.        1. Jordanka Gjurova          Civil case No            Compensation for          BGN 4,175.07       Court of 2nd
           2. Tzvetan Ivanov            1408/2002, Regional      losses                                       instance
                                        Court of Sofia,
                                        panel IV-B
-------    -------------------------    ---------------------    ---------------------     ----------------   -----------------
13.        "Natasha Kiliovska" ET       Civil case No            Claim for                 BGN 897            Court of 2nd
                                        13907/2002,              establishment of                             instance
                                                                 lack of facts for

                                       51


-------    -------------------------    ---------------------    ---------------------     ----------------   -----------------
                                        Regional Court of        unpaid electricity
                                        Sofia, panel 28          bills
-------    -------------------------    ---------------------    ---------------------     ----------------   -----------------
14.        Bojidar Dim. Vassilev        Civil case No            Illegal dismissal         BGN 2,900          Court of 3d
                                        2339/03, Sofia City      and compensation                             instance
                                        Court, panel II-B
-------    -------------------------    ---------------------    ---------------------     ----------------   -----------------
15.        Nikolina Krumova             Civil case No            Compensation for          BGN 9,770          Court of 2nd
           Vassileva                    4105/03, Regional        losses                                       instance
                                        Court of Sofia,
                                        panel 28
-------    -------------------------    ---------------------    ---------------------     ----------------   -----------------
16.        Daphinka Evloguieva          Civil case               Illegal dismissal         BGN 1,800          Court of 2nd
           Petrova                      No1488/2003,             and compensation                             instance
                                        Regional Court of
                                        Sofia, panel 64
-------    -------------------------    ---------------------    ---------------------     ----------------   -----------------
17.        Stephko Gueorgiev Kolev      Civil case No            Legally unjustified       BGN 1,200          Court of 1st
                                        17527/2002               enrichment                                   instance
-------    -------------------------    ---------------------    ---------------------     ----------------   -----------------
18.        Ventzislav Cv.               Civil case No            Compensation for          BGN 1,000          Court of 1st
           Dudolenski                   4316/2003, Regional      losses                                       instance
                                        Court of Sofia,
                                        panel 26
-------    -------------------------    ---------------------    ---------------------     ----------------   -----------------
19.        Ugo OOD                      Civil case               Claim for                 BGN 2,000          Court of 2nd
                                        No17527/02, Regional     establishment of                             instance
                                        Court of Sofia,          lack of facts
                                        panel 27
-------    -------------------------    ---------------------    ---------------------     ----------------   -----------------
20.        Krassimira Assenova          Civil case No            Compensation for          BGN 530            Court of 2nd
           Bojilova                     3194/2003                losses                                       instance
-------    -------------------------    ---------------------    ---------------------     ----------------   -----------------
21.        1. Christo Al. Mishev        Civil case No            Compensation for          BGN 1,000          Court of 1st
           2. Jana Korneva Misheva      3183/2003, Regional      losses                                       instance
                                        Court of Sofia,
                                        panel 24
-------    -------------------------    ---------------------    ---------------------     ----------------   -----------------
22.        Gueorgy Simeonov Todorov     Civil case No            Compensation for          BGN 2,000,000      Court of 1st
                                        404/2003, Sofia          losses                                       instance
                                        City Court, panel
                                        I-7
-------    -------------------------    ---------------------    ---------------------     ----------------   -----------------
23.        Jivka Vangelova              Civil case No            Claim for                 BGN 4,780.22       Court of 1st
           Gabrovska                    19013/03, Regional       establishment of                             instance
                                        Court of Sofia,          lack of facts -
                                        panel 52                 unpaid electricity
                                                                 bills
-------    -------------------------    ---------------------    ---------------------     ----------------   -----------------
24.        "Veda-Danail Stojanov"       Civil case No            Claim for                 BGN 5,715.28       Court of 2nd
           ET                           7758/2003, Regional      establishment of                             instance
                                        Court of Sofia,          lack of facts -
                                        panel 31                 unpaid electricity
                                                                 bills
-------    -------------------------    ---------------------    ---------------------     ----------------   -----------------
25.        "Nedibor - Krassimir         Civil case No            Claim for                 BGN 2,311.95       Court of 2nd
           Vassilev" ET                 6579/2003,               establishment of                             instance
                                        Regional Court of        lack of facts -
                                        Sofia, panel 33          unpaid electricity
                                                                 bills
-------    -------------------------    ---------------------    ---------------------     ----------------   -----------------
26.        Tzvetan Vassilev Petrov      Civil case No            Claim for                 BGN 1,500          Court of 1st
                                        15313/02, Regional       establishment of                             instance
                                        Court of Sofia,          lack of facts -
                                        panel 25                 unpaid electricity
                                                                 bills
-------    -------------------------    ---------------------    ---------------------     ----------------   -----------------
27.        Ahavni Tavitian              Civil case               Removal of                -                  Court of 2nd
                                        No3359/03, Sofia         electricity                                  instance
                                        City Court               distribution desk

-------    -------------------------    ---------------------    ---------------------     ----------------   -----------------
28.        "Zarian-5-Petko Petkov"      Civil case No            Compensation for          BGN 29,271         Court of 1st
           ET                           1461/02, Regional        losses                                       instance
                                        Court of Sofia,
                                        panel I-7


-------    -------------------------    ---------------------    ---------------------     ----------------   -----------------
29.        Bojidar Petrov               Civil case No             Bills paid, but not      BGN 660            Court of 1st
           Terzijski                    8037/03, Regional         due                                         instance
                                        Court of Sofia,
                                        panel 32
-------    -------------------------    ---------------------    ---------------------     ----------------   -----------------
30.        Nikolaj Jordanov             Civil case No            Irregular dismissal       BGN 3,908          Court of 1st
           Jordanov                     20457/03                                                              instance
-------    -------------------------    ---------------------    ---------------------     ----------------   -----------------
31.        Daphinka Dimitrova           Civil case No            Irregular dismissal       BGN 2,120          Court of 2nd
                                        9688/03, Regional        and compensation                             instance
                                        Court of Sofia,          for losses
                                        panel 33
-------    -------------------------    ---------------------    ---------------------     ----------------   -----------------
32.        Valentina Assenova           Civil case No            Unlawful dismissal        BGN 2,160          Court of 1st
           Veleva                       8064/03, Regional        and compensation                             instance
                                        Court of Sofia,
                                        panel 68
-------    -------------------------    ---------------------    ---------------------     ----------------   -----------------
33.        1. Metodi Stoyanov           Civil case No            Property claim for        BGN 16,981.20      Court of 1st
           Geshev 2. Tzvetan Ves.       7544/03, Regional        "Drujba"                                     instance
           Dimitrov 3. Gueorgi          Court of Sofia,          residential
           Geshev, etc.                 panel 42                 district - main
                                                                 warehouse
-------    -------------------------    ---------------------    ---------------------     ----------------   -----------------
34.        1. Margarita Vas.            Civil case No            Claim for removal         -                  Court of 2nd
           Alexieva 2.Kiril Dim.        12444/02, Regional       of an electricity                            instance
           Alexiev                      Court of Sofia,          pole situated in
                                        panel 46                 "Gurubljiane"
                                                                 district
-------    -------------------------    ---------------------    ---------------------     ----------------   -----------------
35.        Slavka Ilieva Cirilova       Civil case No            Irregular dismissal       BGN 1,050          Court of 1st
                                        6370/03, Regional        and compensation                             instance
                                        Court of Sofia,
                                        panel 65
-------    -------------------------    ---------------------    ---------------------     ----------------   -----------------
36.        1. Milen Rajicev             Civil case No            Claim for                 BGN 5,000          Court of 1st
           Vassilev 2. Milena           9429/03, Regional        establishment of                             instance
           Trend. Vassileva             Court of Sofia,          lack of facts -
           3. Yanka Vassileva, etc.     panel 30                 unpaid electricity
                                                                 bills
-------    -------------------------    ---------------------    ---------------------     ----------------   -----------------
37.        Nikola Dimitrov              Civil case No            Claim for                 BGN 4,664.50       Court of 2nd
           Doytchev                     6299/03, Regional        establishment of                             instance
                                        Court of Sofia,          lack of facts -
                                        panel 30                 unpaid electricity
                                                                 bills
-------    -------------------------    ---------------------    ---------------------     ----------------   -----------------
38.        Marko G. Dimitrov            Civil case No            Claim for                 BGN 3,750          Court of 2nd
                                        14159/03, Regional       establishment of                             instance
                                        Court of Sofia,          lack of facts -
                                        panel 36                 unpaid electricity
                                                                 bills
-------    -------------------------    ---------------------    ---------------------     ----------------   -----------------
39.        Minka Evtimova Zlatkova      Civil case No            Irregular dismissal       BGN 3,024          Court of 2nd
                                        11654/02, Regional       and compensation                             instance
                                        Court of Sofia,
                                        panel 73
-------    -------------------------    ---------------------    ---------------------     ----------------   -----------------
40.        Toni Tzokov Stamenov         Civil case No            Irregular dismissal       BGN 3,000          Court of 1st
                                        21569/03, Regional       and compensation                             instance
                                        Court of Sofia,
                                        panel 79
-------    -------------------------    ---------------------    ---------------------     ----------------   -----------------
41.        "Grigo-X" EOOD               Civil case No1635/       Legally unjustified       BGN 40,095         Court of 2nd
                                        03, SAC, panel 3         enrichment                                   instance

-------    -------------------------    ---------------------    ---------------------     ----------------   -----------------
42.        Galia Petrova Dimitrova      Civil case               Claim for                 BGN 4,214.95       Court of 2nd
                                        No22310/03, Regional     establishment of                             instance
                                        Court of Sofia,          lack of facts -
                                        panel 37                 unpaid electricity
                                                                 bills
-------    -------------------------    ---------------------    ---------------------     ----------------   -----------------
43.        1.Kocho Rajichev             Civil case No            Compensation              BGN 3,000          Court of 1st
           Kochev                       21674/03, Regional                                                    instance
           2. Nadejda Kocheva 3.        Court of Sofia,
           Blagoj Kochev                panel  24
-------    -------------------------    ---------------------    ---------------------     ----------------   -----------------

-------    -------------------------    ---------------------    ---------------------     ----------------   -----------------
44.        Vassilka Slavtcheva          Civil case No1050/       Claim for                 BGN 7,761.23       Court of 2nd
           Vassileva                    03, Sofia City           establishment of                             instance
                                        Court, panel IVB         lack of facts
-------    -------------------------    ---------------------    ---------------------     ----------------   -----------------
45.        "Sandi" ET                   Civil case No 673/01,    Compensation for          BGN 12,882         Court of 2nd
                                        Sofia City Court,        losses                                       instance
                                        panel I-3
-------    -------------------------    ---------------------    ---------------------     ----------------   -----------------
46.        Orlin Dim. Mashalov          Civil case No19011/      Claim for                 BGN 9,663.56       Court of 2nd
                                        03, Regional Court       establishment of                             instance
                                        of Sofia, panel 50       lack of facts
-------    -------------------------    ---------------------    ---------------------     ----------------   -----------------
47.        "Poletinska zora" ET         Civil case No            Losses from illegal       BGN 10,035.44      Court of 1st
                                        1696/2004. Sofia         interruption of                              instance
                                        City Court, panel        electricity supply
                                        VI-2
-------    -------------------------    ---------------------    ---------------------     ----------------   -----------------
48.        Krastjio Kirilov             Civil case               Claim for                                    Court of 1st
           Balabanov                    No21718/03, Regional     establishment of          BGN 2,736.96       instance
                                        Court of Sofia,          facts for corrected
                                        panel 31                 electricity bills
-------    -------------------------    ---------------------    ---------------------     ----------------   -----------------
49.        Kocho Rajchev Kochov         Civil case               Non material              BGN 3,000          Court of 1st
                                        No22649/03, Regional     damages from racial                          instance
                                        Court of Sofia,          discrimination
                                        panel 31
-------    -------------------------    ---------------------    ---------------------     ----------------   -----------------
50.        Toni Tzokov Stamenov         Civil case               Irregular dismissal       BGN 3,000          Court of 1st
                                        No21674/03, Regional     and compensation                             instance
                                        Court of Sofia,
                                        panel 24
-------    -------------------------    ---------------------    ---------------------     ----------------   -----------------
51.        1. "Levski" SK               Civil case               Claim for                 BGN 9,309.91       Court of 1st
           2. " R-L                     No21818/03, Regional     establishment of                             instance
           Commerce-Rossen              Court of Sofia,          facts for corrected
           Pishiev" ET                  panel 35                 electricity bills
-------    -------------------------    ---------------------    ---------------------     ----------------   -----------------
52.        1. Rossitza                  Civil case               Claim for                 BGN 2,467          Court of 1st
           Assenova                     15487/03, Regional       establishment of                             instance
           2. Evgueni Assenov           Court of Sofia,          facts for corrected
                                        panel 32                 electricity bills
-------    -------------------------    ---------------------    ---------------------     ----------------   -----------------
53.        Tanya Atanassova Kitova      Civil case               Damages                   BGN 3,000          Court of 1st
                                        No22978/03, Regional                                                  instance
                                        Court of Sofia,
                                        panel 35
-------    -------------------------    ---------------------    ---------------------     ----------------   -----------------
54.        1. Maria Damianova           Civil case No16/04,      Illegal damage            BGN 26,713         Court of 1st
           Sotirova                     Sofia City Court,                                                     instance
           2.Dessislava Gueorguieva     panel 1-6
-------    -------------------------    ---------------------    ---------------------     ----------------   -----------------
55.        Boris Stoyanov Jelev         Civil case No679/04,     Claim for                 BGN 4,336.88       Court of 1st
                                        Regional Court of        establishment of                             instance
                                        Sofia  panel 46          facts for corrected
                                                                 electricity bills
-------    -------------------------    ---------------------    ---------------------     ----------------   -----------------
56.        "Flo-Krum Nedkov" ET         Civil case No275/04,     Claim for                 BGN 4,192.61       Court of 2nd
                                        Sofia City Court         establishment of                             instance
                                                                 facts for corrected
                                                                 electricity bills
-------    -------------------------    ---------------------    ---------------------     ----------------   -----------------
57.        Stoyna Gueorguieva           Civil case               Claim for                 BGN 648.31         Court of 1st
           Dimitrova                    No6800/04, Regional      establishment of                             instance
                                        Court of Sofia,          facts for corrected
                                        panel 36                 electricity bills
-------    -------------------------    ---------------------    ---------------------     ----------------   -----------------
58.        Milen Krastanov Krastev      Civil case               Illegal damages as        BGN 900            Court of 1st
                                        No8463/03, Regional      a result of                                  instance
                                        Court of Sofia,          irregular
                                        panel 52                 interruption of
                                                                 electricity supply
-------    -------------------------    ---------------------    ---------------------     ----------------   -----------------
59.        Bogdan Dimitrov Geshev       Civil case No375/04,     Unlawful dismissal        BGN 4,524          Court of 1st
                                        Regional Court of        and compensation                             instance
                                        Sofia, panel 69
-------    -------------------------    ---------------------    ---------------------     ----------------   -----------------
60.        "Kontrax" OOD                Civil case No62/04       Compensation for          BGN 20,000         Court of 1st
                                                                 losses and missed                            instance
                                                                 profits
-------    -------------------------    ---------------------    ---------------------     ----------------   -----------------

-------    -------------------------    ---------------------    ---------------------     ----------------   -----------------
61.        " Tanima-Angel               KZK - No20/04            Inpaid electricity        BGN 3,708.96       Court of 1st
           Vesselinov" ET                                        bills                                        instance
-------    -------------------------    ---------------------    ---------------------     ----------------   -----------------
62.        Lubomir Hr. Privodanov       KZK-228/04               Irregular                 BGN 51,892.49      Court of 1st
                                                                 interruption of                              instance
                                                                 electricity supply
-------    -------------------------    ---------------------    ---------------------     ----------------   -----------------
63.        1.Donka Iv. Vassileva,       Administrative case      Appeal of a               -                  Court of 1st
           2.Guerguin Krastev, etc.     No2581/03, Sofia         decision                                     instance
                                        City Court, panel        -PA-09-50-81/1999 -
                                        III-3                    "Studentski grad" CZP
-------    -------------------------    ---------------------    ---------------------     ----------------   -----------------
64.        Dimitar Trenev               Civil case No1501/       Claim for                 BGN 3,370          Court of 1st
           Konakchijski                 04, Regional Court       establishment of                             instance
                                        of Sofia, panel 29       facts for corrected
                                                                 energy bills
-------    -------------------------    ---------------------    ---------------------     ----------------   -----------------
65.        Jordan Vassilev              Civil case No1259/       Claim for                 BGN 1,149.11       Court of 1st
           Krastanov                    04, Regional Court       establishment of                             instance
                                        of Sofia, panel 44       facts for corrected
                                                                 energy bills
-------    -------------------------    ---------------------    ---------------------     ----------------   -----------------
66.        Gueorgy Dimitrov Kolev       Civil case No1387/       Claim for                 BGN 2,345.01       Court of 1st
                                        04, Regional Court       establishment of                             instance
                                        of Sofia, panel 47       facts for corrected
                                                                 energy bills
-------    -------------------------    ---------------------    ---------------------     ----------------   -----------------
67.        Foundation "Romani Bah"      Civil case No1262/       Claim for                 -                  Court of 1st
           and Bulgarian Helsinki       04, Regional Court       establishment of                             instance
           Committee                    of Sofia, panel 39       facts for racial
                                                                 discrimination
-------    -------------------------    ---------------------    ---------------------     ----------------   -----------------
68.        "Aleko Sport 99" AD          Civil case No139/04,     Claim for                 BGN 71,101.07      Court of 1st
                                        Sofia City Court,        establishment of                             instance
                                        division III-6           facts for corrected
                                                                 energy bills
-------    -------------------------    ---------------------    ---------------------     ----------------   -----------------
69.         "Anna - Raco Iv.            Civil case 317/04,       Claim for                 BGN 42,747         Court of 1st
           Mintzev" ET                  Regional Court of        establishment of                             instance
                                        Sofia, panel VI-1        facts for corrected
                                                                 energy bills
-------    -------------------------    ---------------------    ---------------------     ----------------   -----------------
70.        Tzvetan Gueorgiev            Civil case No1663/       Claim for                 BGN 2,925.16       Court of 1st
           Ranguelov                    04, Regional Court       establishment of                             instance
                                        of Sofia, panel 36       facts for corrected
                                                                 energy bills
-------    -------------------------    ---------------------    ---------------------     ----------------   -----------------
71.        Nikolaj Jordanov Batshki     Civil case               Claim for                 BGN 63,000         Court of 1st
                                        No21879/03, Regional     establishment of                             instance
                                        Court of Sofia,          facts for corrected
                                        panel 29                 energy bills
-------    -------------------------    ---------------------    ---------------------     ----------------   -----------------
72.        "Tara-99" EOOD               Civil case No2873/       Claim for                 BGN 5,067.79       Court of 1st
                                        04, Regional Court       establishment of                             instance
                                        of Sofia, panel 55       facts for corrected
                                                                 energy bills and
                                                                 losses
-------    -------------------------    ---------------------    ---------------------     ----------------   -----------------
73.        "Goriana" OOD                Civil case No2214/       Losses and                BGN 900            Court of 1st
                                        04, Regional Court       reestablishment to                           instance
                                        of Sofia, panel 77       power supply
-------    -------------------------    ---------------------    ---------------------     ----------------   -----------------
74.        Yavor Damianov Arnaudov      Civil case No2894/       Claim for                 BGN 5,093.95       Court of 1st
                                        04,  Regional Court      establishment of                             instance
                                        of Sofia, panel 41       facts for corrected
                                                                 energy bills
-------    -------------------------    ---------------------    ---------------------     ----------------   -----------------
75.        Detelin Vassilev Genkov      Civil case No2896/       Claim for                 BGN 4,537.78       Court of 1st
                                        04, Regional Court       establishment of                             instance
                                        of Sofia, panel 42       facts for corrected
                                                                 energy bills
-------    -------------------------    ---------------------    ---------------------     ----------------   -----------------
76.        "Marven" EOOD                Civil case No2973/       Claim for                 BGN 4,831          Court of 1st
                                        04, Regional Court       establishment of                             instance
                                        of Sofia, panel 27       facts for corrected
                                                                 energy bills
-------    -------------------------    ---------------------    ---------------------     ----------------   -----------------
77.        1. Smilen Petrov Todorov     Civil case No1277/       Losses from               BGN 2,000          Court of 1st
            2. Petar Simeonov           04, Regional Court       electric shock                               instance
           Todorov                      of Sofia, panel 26
-------    -------------------------    ---------------------    ---------------------     ----------------   -----------------
78.        Rumen Kostadinov             Civil case               Claim for                 BGN 2,500          Court of 1st
           Grigorov                     No1184/04, Regional      establishment of                             instance
                                        Court of Sofia,          facts for racial
                                        panel 24                 discrimination
-------    -------------------------    ---------------------    ---------------------     ----------------   -----------------
79.        Ivan Nikolov Ivanov          Civil case               Claim for                 BGN 6,330          Court of 1st
                                        No3586/04, Regional      establishment of                             instance
                                        Court of Sofia,          facts for corrected
                                        panel 50                 energy bills
-------    -------------------------    ---------------------    ---------------------     ----------------   -----------------
80.        Anelia Jordanova             Civil case No2763/04,    Claim for establishment   BGN 893,13         Court of 1st
-------    -------------------------    ---------------------    ---------------------     ----------------   -----------------

-------    -------------------------    ---------------------    ---------------------     ----------------   -----------------
           Dimitrova                    Regional Court of        of facts for                                 instance
                                        Sofia, panel 50          corrected energy
                                                                 bills
-------    -------------------------    ---------------------    ---------------------     ----------------   -----------------
81.        "Dimitraka-P Apostolov"      Civil case               Claim for                 BGN 5,000          Court of 1st
           ET                           No4148/04, Regional      establishment of                             instance
                                        Court of Sofia,          facts for corrected
                                        panel 47                 energy bills
-------    -------------------------    ---------------------    ---------------------     ----------------   -----------------
82.        Nikolaj Petrov               Civil case               Labour dispute            BGN 2,520          Court of 1st
           Grantcharov                  No22876/03, Regional                                                  instance
                                        Court of Sofia,
                                        panel 74
-------    -------------------------    ---------------------    ---------------------     ----------------   -----------------
83.        "Marti 11 - Alexander        Civil case               Claim for                 BGN 1,883.18       Court of 1st
           Assenov" ET                  No3921/04, Regional      establishment of                             instance
                                        Court of Sofia,          facts for corrected
                                        panel 49                 energy bills
-------    -------------------------    ---------------------    ---------------------     ----------------   -----------------
84.        "TREP" OOD                   Civil case No576/04,     Claim for                 BGN 23,969.92      Court of 1st
                                        Sofia City Court,        establishment of                             instance
                                        division 4, panel 1      facts for corrected
                                                                 energy bills
-------    -------------------------    ---------------------    ---------------------     ----------------   -----------------
85.        Petko Stoyanov               Civil case               Claim for                 BGN 16,000         Court of 1st
           Gueorguiev                   No1104/04, Sofia         establishment of                             instance
                                        City Court,              facts for corrected
                                        division 1, panel 5      energy bills
-------    -------------------------    ---------------------    ---------------------     ----------------   -----------------
86.        "Karat-69"OOD                Civil caseNo 488/2004    Claim for                 BGN 13,600         Court of 1st
                                        Sofia City Court,        establishment of                             instance
                                        VI-4                     facts for corrected
                                                                 energy bills
-------    -------------------------    ---------------------    ---------------------     ----------------   -----------------
87.        Krassimir Mitev              Civil case No            Buy out of kiosk                             Court of 1st
                                        5785/2004 Regional       and power lines                              instance
                                        Court of Sofia,
                                        panel 45
-------    -------------------------    ---------------------    ---------------------     ----------------   -----------------
88.        Vladimir Iv. Georgiev        Civil case No            Buy out of equipment      BGN 9,040          Court of 1st
                                        5986/2004                                                             instance
                                        Regional Court of
                                        Sofia - panel 42
-------    -------------------------    ---------------------    ---------------------     ----------------   -----------------
89.        Naiden Nikolov               Civil case No 6043/04    Claim for                 BGN 1,821          Court of 1st
                                        Regional Court of        establishment of                             instance
                                        Sofia, panel 29          facts for corrected
                                                                 energy bills
-------    -------------------------    ---------------------    ---------------------     ----------------   -----------------
90.        Margarita Zaharieva          Civil case No            Claim for                 BGN 3,098          Court of 1st
                                        6139/2004                establishment of                             instance
                                                                 facts for corrected
                                                                 energy bills
-------    -------------------------    ---------------------    ---------------------     ----------------   -----------------
91.        Nikolay Vukadinov            Civil case No            Claim for                 BGN 3,283          Court of 1st
                                        6450/04 Regional         establishment of                             instance
                                        Court of Sofia,          facts for corrected
                                        panel 42                 energy bills
-------    -------------------------    ---------------------    ---------------------     ----------------   -----------------
92.        Romil Bogoev                 Civil case No            Claim for                 BGN 1,700          Court of 1st
                                        4977/2004                establishment of                             instance
                                        Regional Court of        facts for corrected
                                        Sofia, panel 43          energy bills
-------    -------------------------    ---------------------    ---------------------     ----------------   -----------------
93.        Dessisslava Dorosieva        Civil case No            Restoring electricity                        Court of 1st
                                        6522/04 Regional         supply                                       instance
                                        Court of
                                        Sofia, panel 40
-------    -------------------------    ---------------------    ---------------------     ----------------   -----------------
94.        ET Bobison-Miho Hristov      Civil case No            Claim for                 BGN 4,223          Court of 1st
                                        6322/04 Regional         establishment of                             instance
                                        Court of Sofia,          facts for corrected
                                        panel 46                 energy bills
-------    -------------------------    ---------------------    ---------------------     ----------------   -----------------
95.        Metodi Popov                 Civil case No 6322/04    Claim for                 BGN 3,224          Court of 1st
                                        Regional Court of        establishment of                             instance
                                        Sofia, panel 46          facts for corrected
                                                                 energy bills
-------    -------------------------    ---------------------    ---------------------     ----------------   -----------------
96.        Snezhanka Petrunova          Civil case No            Claim for                 BGN 1,259          Court of 1st
                                        8360/04 Regional         establishment of                             instance
                                        Court of Sofia,          facts for corrected
                                        panel 28                 energy bills
-------    -------------------------    ---------------------    ---------------------     ----------------   -----------------
97.        Sava Ivanov Rachev           Civil case No8720/04     Claim for                 BGN 3,313          Court of 1st
                                        Regional Court of        establishment of                             instance
                                        Sofia, panel 41          facts for corrected
                                                                 energy bills
-------    -------------------------    ---------------------    ---------------------     ----------------   -----------------

-------    -------------------------    ---------------------    ---------------------     ----------------   -----------------
98.        Georgi Metodiev Jugov        Civil case No6545/04     Under the Law on          BGN 250            Court of 1st
                                        Regional Court of        protection against                           instance
                                        Sofia, panel 51          discrimination
---------- ------------------------- -- --------------------- -- --------------------- --- ------------------ -----------------

Part II: EDC Sofia Oblast EAD
-----------------------------

-------    -------------------------    ---------------------      -----------------------------       ----------------------------
No         Parties                      Type, No of court case,    Legal ground                        Amount of the claim
                                        Court name
-------    -------------------------    ---------------------      -----------------------------       ----------------------------
1          Simeon Iliev Mavrov          Civil case No 2341/2003,   Art. 344, para. 1, item 1,          Principle of BGN
                                        Sofia City Court           2, 3 of the Labour Code             6,084  and lawful
                                                                                                       interests from
                                                                                                       30th of July, 2002
-------    -------------------------    ---------------------      -----------------------------       ----------------------------
2          "Elprom Termo 97" AD         Civil case No 125/2003,    Appeal of an open procedure         Undetermined claim
                                        Sofia City Court           for assignment of a public
                                                                   offer  under the
                                                                   Public Procurement Act
-------    -------------------------    ---------------------      -----------------------------       ----------------------------
3          Hotel "Botevgrad" EAD        Civil case No 384/2004     Claim for establishment of          BGN 39,097.29
                                        Sofia City Court           lack of facts
-------    -------------------------    ---------------------      -----------------------------       ----------------------------
4          Svetoslav Momchilov Djeliov  Administrative case No     Claim for tacit refusal for         -
                                        1053/2003, Sofia City      issuance of a objective and
                                        Court                      fair recommendation
-------    -------------------------    ---------------------      -----------------------------       ----------------------------
5          Svetoslav Momchilov Djeliov  Civil case No 1888/2004,   Non-material and material           BGN 6,000
                                        Sofia City Court           losses                              BGN 102.6
-------    -------------------------    ---------------------      -----------------------------       ----------------------------
6          Svoge Municipality           Civil case No 278/2004,    Claim for payment of rent           Principle of BGN
                                        Sofia City Court           for kiosk and the installed         18,000 and
                                                                   equipments for the period           interest of BGN
                                                                   05, November 1998 - 05,             6,862.3
                                                                   November 2003.
-------    -------------------------    ---------------------      -----------------------------       ----------------------------
7          Svoge Municipality           Civil case No 279/2004,    Claim for payment of rent           Principle of BGN
                                        Sofia City Court           for kiosk and the installed         18,000 and
                                                                   equipments for the period           interests of BGN
                                                                   05, November 1998 - 05,             6,862.3
                                                                   November 2003.
-------    -------------------------    ---------------------      -----------------------------       ----------------------------
8          Svoge Municipality           Civil case No 280/2004,    Claim for payment of rent           Principle of BGN
                                        Sofia City Court           for kiosk and the installed         18,000 and
                                                                   equipment for the period            interests of BGN
                                                                   05, November 1998 - 05,             6,862.3
                                                                   November 2003.
-------    -------------------------    ---------------------      -----------------------------       ----------------------------
9          Svoge Municipality           Civil case No 281/2004,    Claim for payment of rent           Principle of BGN
                                        Sofia City Court           for kiosk and the installed         18,000 and
                                                                   equipments for the period           interests of BGN
                                                                   05, November 1998 - 05,             6,862.3
                                                                   November 2003.
-------    -------------------------    ---------------------      -----------------------------       ----------------------------
10         Svoge Municipality           Civil case No 282/2004,    Claim for payment of rent           Principle of BGN
                                        Sofia City Court           for kiosk and the installed         18,000 and
                                                                   equipments for the period           interests of BGN
                                                                   05, November 1998 - 05,             6,862.3
                                                                   November 2003.
-------    -------------------------    ---------------------      -----------------------------       ----------------------------
11         Svoge Municipality           Civil case No 291/2004,    Claim for payment of rent           Principle of BGN
                                        Sofia City Court           for kiosk and the installed         18,000 and
                                                                   equipments for the period           interests of BGN
                                                                   05, November 1998 - 05,             6,862.3
                                                                   November 2003.
-------    -------------------------    ---------------------      -----------------------------       ----------------------------
12         Svoge Municipality           Civil case No 284/2004,    Claim for payment of rent           Principle of BGN
                                        Sofia City Court           for kiosk and the installed         18,000 and interests
-------    -------------------------    ---------------------      -----------------------------       ----------------------------


-------    -------------------------    ---------------------      -----------------------------      -----------------------------
                                                                   equipments for the period          of BGN 6,862.3
                                                                   05, November 1998 - 05,
                                                                   November 2003.
-------    -------------------------    ---------------------      -----------------------------       ----------------------------
13         Svoge Municipality           Civil case No 285/2004,    Claim for payment of rent          Principle of BGN
                                        Sofia City Court           for kiosk and the installed        18,000 and
                                                                   equipments for the period          interests of BGN
                                                                   05, November 1998 - 05,            6,862.3
                                                                   November 2003.
-------    -------------------------    ---------------------      -----------------------------      -----------------------------
14         Svoge Municipality           Civil case No 286/2004,    Claim for payment of rent          Principle of BGN
                                        Sofia City Court           for kiosk and the installed        18,000 and
                                                                   equipments for the period          interests of BGN
                                                                   05, November 1998 - 05,            6,862.3
                                                                   November 2003.
-------    -------------------------    ---------------------      -----------------------------      -----------------------------
15         Svoge Municipality           Civil case No 287/2004,    Claim for payment of rent          Principle of BGN
                                        Sofia City Court           for kiosk and the installed        18,000 and
                                                                   equipments for the period          interests of BGN
                                                                   05, November 1998 - 05,            6,862.3
                                                                   November 2003.
-------    -------------------------    ---------------------      -----------------------------      -----------------------------
16         Svoge Municipality           Civil case No 288/2004,    Claim for payment of rent          Principle of BGN
                                        Sofia City Court           for kiosk and the installed        18,000 and
                                                                   equipments for the period          interests of BGN
                                                                   05, November 1998 - 05,            6,862.3
                                                                   November 2003.
-------    -------------------------    ---------------------      -----------------------------      -----------------------------
17         Svoge Municipality           Civil case No 289/2004,    Claim for payment of rent          Principle of BGN
                                        Sofia City Court           for kiosk and the installed        18,000 and
                                                                   equipments for the period          interests of BGN
                                                                   05, November 1998 - 05,            6,862.3
                                                                   November 2003.
-------    -------------------------    ---------------------      -----------------------------      -----------------------------
18         Svoge Municipality           Civil case No 283/2004,    Claim for payment of rent          Principle of BGN
                                        Sofia City Court           for kiosk and the installed        18,000 and
                                                                   equipments for the period          interests of BGN
                                                                   05, November 1998 - 05,            6,862.3
                                                                   November 2003.
-------    -------------------------    ---------------------      -----------------------------      -----------------------------
19         Svoge Municipality           Civil case No 290/2004,    Claim for payment of rent          Principle of BGN
                                        Sofia City Court           for kiosk and the installed        18,000 and
                                                                   equipments for the period          interests of BGN
                                                                   05, November 1998 - 05,            6,862.3
                                                                   November 2003.
-------    -------------------------    ---------------------      -----------------------------      -----------------------------
20         Svoge Municipality           Civil case No 301/2004,    Claim for payment of rent          Principle of BGN
                                        Sofia City Court           for kiosk and the installed        18,000 and
                                                                   equipments for the period          interests of BGN
                                                                   05, November 1998 - 05,            6,862.3
                                                                   November 2003.
-------    -------------------------    ---------------------      -----------------------------      -----------------------------
21         Svoge Municipality           Civil case No 292/2004,    Claim for payment of rent          Principle of BGN
                                        Sofia City Court           for kiosk and the installed        18,000 and
                                                                   equipments for the period          interests of BGN
                                                                   05, November 1998 - 05,            6,862.3
                                                                   November 2003.
-------    -------------------------    ---------------------      -----------------------------      -----------------------------
22         Svoge Municipality           Civil case No 294/2004,    Claim for payment of rent          Principle of BGN
                                        Sofia City Court           for kiosk and the installed        18,000 and
                                                                   equipments for the period          interests of BGN
                                                                   05, November 1998 - 05,            6,862.3
                                                                   November 2003.
-------    -------------------------    ---------------------      -----------------------------      -----------------------------
23         Svoge Municipality           Civil case No 295/2004,    Claim for payment of rent          Principle of BGN
                                        Sofia City Court           for kiosk and the installed        18,000 and
                                                                   equipments for the period          interests of BGN
                                                                   05, November 1998 - 05,            6,862.3
                                                                   November 2003.
-------    -------------------------    ---------------------      -----------------------------      -----------------------------

-------    -------------------------    -------------------------  -----------------------------      -----------------------------
24         Svoge Municipality           Civil case No 296/2004,    Claim for payment of rent          Principle of BGN
                                        Sofia City Court           for kiosk and the installed        18,000 and
                                                                   equipments for the period          interests of BGN
                                                                   05, November 1998 - 05,            6,862.3
                                                                   November 2003.
-------    -------------------------    -------------------------  -----------------------------      -----------------------------
25         Svoge Municipality           Civil case No 297/2004,    Claim for payment of rent          Principle of BGN
                                        Sofia City Court           for kiosk and the installed        18,000 and
                                                                   equipments for the period          interests of BGN
                                                                   05, November 1998 - 05,            6,862.3
                                                                   November 2003.
-------    -------------------------    -------------------------  -----------------------------      -----------------------------
26         Svoge Municipality           Civil case No 298/2004,    Claim for payment of rent          Principle of BGN
                                        Sofia City Court           for kiosk and the installed        18,000 and
                                                                   equipments for the period          interests of BGN
                                                                   05, November 1998 - 05,            6,862.3
                                                                   November 2003.
-------    -------------------------    -------------------------  -----------------------------      -----------------------------
27         Svoge Municipality           Civil case No 293/2004,    Claim for payment of rent          Principle of BGN
                                        Sofia City Court           for kiosk and the installed        18,000 and
                                                                   equipments for the period          interests of BGN
                                                                   05, November 1998 - 05,            6,862.3
                                                                   November 2003.
-------    -------------------------    -------------------------  -----------------------------      -----------------------------
28         Svoge Municipality           Civil case No 299/2004,    Claim for payment of rent          Principle of BGN
                                        Sofia City Court           for kiosk and the installed        18,000 and
                                                                   equipments for the period          interests of BGN
                                                                   05, November 1998 - 05,            6,862.3
                                                                   November 2003.
-------    -------------------------    -------------------------  -----------------------------      -----------------------------
29         Svoge Municipality           Civil case No 300/2004,    Claim for payment of rent          Principle of BGN
                                        Sofia City Court           for kiosk and the installed        18,000 and
                                                                   equipments for the period          interests of BGN
                                                                   05, November 1998 - 05,            6,862.3
                                                                   November 2003.
-------    -------------------------    -------------------------  -----------------------------      -----------------------------
30         Svoge Municipality           Civil case No 302/2004,    Claim for payment of rent          Principle of BGN
                                        Sofia City Court           for kiosk and the installed        18,000 and
                                                                   equipments for the period          interests of BGN
                                                                   05, November 1998 - 05,            6,862.3
                                                                   November 2003.
-------    -------------------------    -------------------------  -----------------------------      -----------------------------
31         Svoge Municipality           Civil case No 303/2004,    Claim for payment of rent          Principle of BGN
                                        Sofia City Court           for kiosk and the installed        18,000 and
                                                                   equipments for the period          interests of BGN
                                                                   05, November 1998 - 05,            6,862.3
                                                                   November 2003.
-------    -------------------------    -------------------------  -----------------------------      -----------------------------
32         Svetoslav Momcilov Djeliov   Civil case No 15492/2003,  Art. 193, para. 1 of the           BGN 5,500 non
                                        Regional Court of Sofia    Labour Code                        material losses
                                                                                                      and lawful
                                                                                                      interests from 12,
                                                                                                      December 2002
-------    -------------------------    -------------------------  -----------------------------      -----------------------------
33         Svetoslav Momcilov Djeliov   Civil case                 Art. 344, para. 1, item 1,         BGN 2,400, lawful
                                        No 16988/2003              2, 3 of the Labour Code            interest, court
                                        No 1492/2003                                                  charges and
                                        No 10430/2003, Regional                                       collateral of BGN
                                        Court of Sofia                                                600 according to
                                                                                                      art. 221, para. 2 of the
                                                                                                      Labour Code
-------    -------------------------    -------------------------  -----------------------------      -----------------------------
34         Svetoslav Momcilov Djeliov   Civil case No 251/2003 of  Art. 213, para. 2 of the           BGN 1,291.3
                                        Regional Court of          Labour Code                        compensation with
                                        Blagoevgrad                                                   lawful interest
-------    -------------------------    -------------------------  -----------------------------      -----------------------------
35         Svetla Draganova Dimitrova   Civil case No 2479/2003,   Art. 344, para 1, p. 1, 2,         BGN 2,569.26 with
                                        Supreme Cassation Court    3 of the Labour Code               the lawful
                                                                                                      interests from 14,
                                                                                                      October 2002 and
                                                                                                      court charges
-------    -------------------------    -------------------------  -----------------------------      -----------------------------

-------    -------------------------    -------------------------       ------------------------           ------------------------
36         Margarita Dimitrova          Civil case No 2486/2003,        Art. 344, para 1, p. 1, 2,         BGN 1,897.62 with
           Petrevska                    Supreme Cassation Court         3 of the Labour Code               the lawful
                                                                                                           interest from 16,
                                                                                                           December, 2002
                                                                                                           and court charges
-------    -------------------------    -------------------------       ------------------------           ------------------------
37         Zdravka Stoilova Toneva      Civil case No 2687/2003,        Art. 344, para 1, p. 1, 2,         BGN 1,738.8 with
                                        Supreme Cassation Court         3 of the Labour Code               the lawful
                                                                                                           interest from  14,
                                                                                                           October 2002 and
                                                                                                           court charges
-------    -------------------------    -------------------------       ------------------------           ------------------------
38         Vassilka Grozdanova          Civil case No 2692/2003,        Art. 344, para 1, p. 1, 2,         BGN 2,641.86 with
           Najdenska                    Supreme Cassation Court         3 of the Labour Code               the lawful
                                                                                                           interest from 11,
                                                                                                           October 2002 and
                                                                                                           court charges
-------    -------------------------    -------------------------       ------------------------           ------------------------
39         Lenka Jordanova Kostadinova  Civil case No 2693/2003,        Art. 344, para 1, p. 1, 2,         BGN 2,686.74 with
                                        Supreme Cassation Court         3 of the Labour Code               the lawful
                                                                                                           interests from 11,
                                                                                                           October 2002 and
                                                                                                           court charges
-------    -------------------------    -------------------------       ------------------------           ------------------------
40         Rumen Tontzev Apostolov      Civil case No 2928/2003,        Art. 344, para 1, p. 1, 2,         BGN 2,546.22 with
                                        Supreme Cassation Court         3 of the Labour Code               the lawful
                                                                                                           interest from 11,
                                                                                                           October 2002 and
                                                                                                           court charges
-------    -------------------------    -------------------------       ------------------------           ------------------------
41         Elena Momchilova Ilieva      Civil case No 167/2003,         Art. 344, para 1, p. 1, 2,         BGN 2,561.94 with
                                        Supreme Cassation Court         3 of the Labour Code               the lawful
                                                                                                           interest from 11,
                                                                                                           October 2002 and
                                                                                                           court charges
-------    -------------------------    -------------------------       ------------------------           ------------------------
42         Elena Mitova                 8/2003 Regional Court of        Art. 60-64 of the Penalty          BGN 9,982
                                        Elin Pelin                      Procedural Act
-------    -------------------------    -------------------------       ------------------------           ------------------------
43         Ana Krumova Chaprashnikova   Administrative case             Art.2, para 1 of the Law on        Decision for
                                        213/01 District Court of        Compensation of Owners of          compensation with
                                        Kjustendil                      Expropriated Property              Compensatory notes
                                                                                                           in the amount of
                                                                                                           BGN 86,784
-------    -------------------------    -------------------------       ------------------------           ------------------------
44         Kostadinka Vassileva         515/01, regional Court          Art.344, para 1,p.1,2 and 3        BGN 1,700
           Milenkova                    of Dupnitza                     of the Labour Code, art.
                                                                        225, p.1 of the Labour Code
-------    -------------------------    -------------------------       ------------------------           ------------------------
45         Gueorgy Krumov Vaklev        Civil case 983/01,              Art. 79, para.1 of the Law         BGN 3,500
                                        Regional Court of               on Obligation and Contracts
                                        Kjustendil
-------    -------------------------    -------------------------       ------------------------           ------------------------
46         Anastassia Alexandrova       Civil case 967/02,              Art.344, para.1, p.1,2 and         BGN 1,383.26
           Ilieva                       Regional Court of               3 of the Labour Code, art.
                                        Kjustendil                      225, para.1 of the Labour
                                                                        Code
-------    -------------------------    -------------------------       ------------------------           ------------------------
47         Vassilka Emilova Stoilova    Civil case 1304/02,             Art.344,para.1, item.1,2           BGN 1,646 /amounts
                                        Regional Court of               and 3 Labor Code,                  are paid /
                                        Kjustendil                      art.225,para.1 frorm Labor
                                                                        Code
-------    -------------------------    -------------------------       ------------------------           ------------------------
48         Natalia Christova            Civil case 822/02,              Art.344,para.1, p.1,2 and 3        BGN 4,000
           Gueorguieva                  regional Court of               of the Labour Code, art.
                                        Kjustendil                      225, para.1 of the Labour
                                                                        Code
-------    -------------------------    -------------------------       ------------------------           ------------------------
49         Kiril Verguilov Christov     Administrative case             Art.117 of the Mandatory           -
                                        390/02, District Court of       Social Security Code
-------    -------------------------    -------------------------       ------------------------           ------------------------

-------    -----------------------------    -------------------------     ------------------------------      ---------------------
                                            Kjustendil
-------    -----------------------------    -------------------------     ------------------------------      ---------------------
50         Ekaterina Gueorguieva            Administrative case            Art.6, para. 6 of the Law          -
           Taushanova, Jordan Stoyanov      4437/02, Supreme Appeal        on the Compensation of
           Taushanov and Ana Krumova        Court                          Owners of Nationalised Real
           Chaprashnikova                                                  Estate
-------    -----------------------------    -------------------------     ------------------------------      ---------------------
51         District Governor of             Administrative case            Art. 32, para. 2 of the Law        -
           Kjustendil                       114/02, District Court         on Administration and art.
                                            of Kjustendil                  14, para.2 of the Law on
                                                                           the Municipality Property
                                                                           and art. 21, 24 of the Law
                                                                           on the Local Government and
                                                                           Local Administration
-------    -----------------------------    -------------------------     ------------------------------      ---------------------
52         Ivan Gueorguiev Angarev          Civil case 54/03,              Art. 344,para.1,p.1,2 and 3        BGN 3,000
                                            Regional Court of              of the Labour Code,
                                            Kjustendil                     art.225, para.1 of the
                                                                           Labour Code
-------    -----------------------------    -------------------------     ------------------------------      ---------------------
53         Jordan Stoyanov Anichkin         Civil case 504/02,             Art.97, para.1 of the Civil        BGN 798,20
                                            Regional Court of              Procedural Act
                                            Kjustendil
-------    -----------------------------    -------------------------     ------------------------------      ---------------------
54         Metodi Lubenov Belchinski        Civil case 1347/02,            Art. 344,para.1,p.1,2 and 3        BGN 3,869 /amounts
                                            Regional Court of              of the Labour Code,                are paid/
                                            Kjustendil                     art.225, para.1 of the
                                                                           Labour Code
-------    -----------------------------    -------------------------     ------------------------------      ---------------------
55         Gueorguy Kirilov Dimitrov        Civil case 496/02,             Art. 344,para.1,p.1,2 and 3        BGN 5,000
                                            regional Court of              of the Labour Code,
                                            Kjustendil                     art.225, para.1 of the
                                                                           Labour Code
-------    -----------------------------    -------------------------     ------------------------------      ---------------------
56         Vassil Nikolov Slatinski         Civil case 1335/02,            Art. 344,para.1,p.1,2 and 3        BGN 1,568
                                            Regional Court of              of the Labour Code,
                                            Dupnitza                       art.225, para.1 of the
                                                                           Labour Code
-------    -----------------------------    -------------------------     ------------------------------      ---------------------
57         Todor Ivanov Iliev               Civil case 839/01,             Art. 344,para.1,p.1,2 and 3        BGN 3,600
                                            Regional Court of              of the Labour Code,
                                            Kjustendil                     art.225, para.1 of the
                                                                           Labour Code
-------    -----------------------------    -------------------------     ------------------------------      ---------------------
58         Todor Ivanov Iliev               Civil case 1066/02,            Art.45 of the Law on               -
                                            Regional Court of              Obligation and Contracts
                                            Kjustendil
-------    -----------------------------    -------------------------     ------------------------------      ---------------------
59         Spasenka Dimitrova Kostova       Civil case 446/03,             Art. 344,para.1,p.1,2 and 3        BGN 2,300
                                            Regional Court of              of the Labour Code,
                                            Kjustendil                     art.225, para.1 of the
                                                                           Labour Code
-------    -----------------------------    -------------------------     ------------------------------      ---------------------
60         Julia Lubomirova Alexandrova     Civil case 755/02,             Art. 344,para.1,p.1,2 and 3        BGN 2,358 /amounts
                                            Regional Court of              of the Labour Code,                are paid/
                                            Kjustendil                     art.225, para.1 of the
                                                                           Labour Code
-------    -----------------------------    -------------------------     ------------------------------      ---------------------
61         Koprinka Krumova Velichkova      Civil case 1317/02,            Art. 344,para.1,p.1,2 and 3        BGN 2,300  /
                                            Regional Court of              of the Labour Code,                amounts are paid /
                                            Kjustendil                     art.225, para.1 of the
                                                                           Labour Code
-------    -----------------------------    -------------------------     ------------------------------      ---------------------
62         Jordan Stephanov Mirchev         Civil case 1382/01,            Art. 127, para.2 and art.49        BGN 6,000
                                            Regional Court of              and.53 of the Law on
                                            Kjustendil; civil case         Obligation and Contracts
                                            286/03, District Court
                                            of Kjustendil
-------    -----------------------------    -------------------------     ------------------------------      ---------------------

-------    -----------------------------    -------------------------      ------------------------------     ---------------------
63         Todor Ivanov Iliev               Civil case 1641/01,            Art.200 of the Labour Code         BGN 10,000
                                            regional Court of
                                            Kjustendil
-------    -----------------------------    -------------------------      ------------------------------     ---------------------
64         Kiril Stojchev Vassilev          Civil case 1342/03,            Art. 344,para.1,p.1,2 and 3        BGN 5,490
                                            Regional Court of              of the Labour Code,
                                            Kjustendil                     art.225, para.1 of the
                                                                           Labour Code
-------    -----------------------------    -------------------------      ------------------------------     ---------------------
65         Borislav Assenov Djelepski       Civil case 815/02,             Art. 344,para.1,p.1,2 and 3        BGN 3,000
                                            Regional Court of              of the Labour Code,
                                            Kjustendil                     art.225, para.1 of the
                                                                           Labour Code
-------    -----------------------------    -------------------------      ------------------------------     ---------------------
66         Stoya Alexandrova Velinova       Civil case 1299/02,            Art. 344,para.1,p.1,2 and 3        BGN 1,800 /amounts
                                            Regional Court of              of the Labour Code,                are paid/
                                            Kjustendil                     art.225, para.1 of the
                                                                           Labour Code
-------    -----------------------------    -------------------------      ------------------------------     ---------------------
67         Gocho Gueorguiev Djigrev         Civil case 170/01,             Art. 109 of the Ownership
           and Assen Sokolov                Regional Court of              Act
                                            Dupnitza
-------    -----------------------------    -------------------------      ------------------------------     ---------------------
68         Ivan Pavlov Simeonov             Administrative case            Art.&11, para. 2 of the            -
                                            7504/03, Supreme Appeal        Transitional Provisions of
                                            Court                          the Law on Property and Use
                                                                           of Agricultural Lands
-------    -----------------------------    -------------------------      ------------------------------     ---------------------
69         Violeta Vassileva Gizdova        Civil case.1147/03,            Art.97 of the Civil                BGN 8,797.11
                                            Regional Court of              Procedural Act
                                            Kjustendil
-------    -----------------------------    -------------------------      ------------------------------     ---------------------
70         Jordan Serafimov Peev            Civil case 902/02,             Art. 344,para.1,p.1,2 and 3        BGN 1,185
                                            Regional Court of              of the Labour Code,
                                            Kjustendil                     art.225, para.1 of the
                                                                           Labour Code
-------    -----------------------------    -------------------------      ------------------------------     ---------------------
71         Galya Todorova Mitova            Civil case 1300/02,            Art. 344,para.1,p.1,2 and 3        BGN 2,283
                                            Regional Court of              of the Labour Code,
                                            Kjustendil                     art.225, para.1 of the
                                                                           Labour Code
-------    -----------------------------    -------------------------      ------------------------------     ---------------------
72         Alexander Stanulov               3581/02, Sofia City Court      Art. 344 of the Labour Code        BGN 3,500 and the
                                                                                                              lawful interests
                                                                                                              and court charges
-------    -----------------------------    -------------------------      ------------------------------     ---------------------
73         Ilia Iliev                       1961/03, SAC                   Art. 50 of the  Civil              BGN 35,000
                                                                           Procedural Act
-------    -----------------------------    -------------------------      ------------------------------     ---------------------
74         Spaska Lobutova                  2896/02 Supreme Court of       Art. 344 of the Labour Code        BGN 4,291.30,
                                            Cassasion                                                         Decision pending
-------    -----------------------------    -------------------------      ------------------------------     ---------------------
75         Bojana Vassileva                 185/01, Sofia City Court       Art.344 of the Labour Code         BGN 2,580 and
                                                                                                              lawful interest
                                                                                                              and court charges
-------    -----------------------------    -------------------------      ------------------------------     ---------------------
76         Kostadin Kostadinov              4428/01, Sofia City Court      Art. 344 of the Labour Code        BGN 4,032 and
                                                                                                              lawful interest
                                                                                                              and court charges
-------    -----------------------------    -------------------------      ------------------------------     ---------------------
77         Dinka Ignatova                   2625/02, Sofia City Court      Art. 344 of the Labour Code        BGN 2,400 and
                                                                                                              lawful interest
                                                                                                              and court charges
-------    -----------------------------    -------------------------      ------------------------------     ---------------------
78         Valery Terzijski                 5548/00, Regional Court        Art. 12 of of the Law on           BGN 7,200 and
                                            of Sofia                       Obligation and Contracts           lawful interest
                                                                                                              and court charges
-------    -----------------------------    -------------------------      ------------------------------     ---------------------
79         Heirs of Deyanka Bojilova        388/02, District Court         Art. 50-52 of the Law on           BGN 40,000 and
                                            of Sofia                       Obligation and Contracts           lawful interest
                                                                                                              and court charges
-------    -----------------------------    -------------------------      ------------------------------     ---------------------
80         Spaska Lobutova                  8638/01, Regional Court        Art. 357 of the Labour Court       BGN 300 and court
                                            of Sofia                                                          charges
-------    -----------------------------    -------------------------      ------------------------------     ---------------------

-------    -----------------------------    -------------------------      ------------------------------     ---------------------
81         Nikolaj Nikolov                  63/01, Regional Court of       Court case of penalty              BGN 4,058
                                            Elin Pelin                     administrative character
-------    -----------------------------    -------------------------      ------------------------------     ---------------------
82         Georgy Manolov                   Civil case 442/04 Sofia        Art. 45 of the Law on              BGN 1,480, Claim
                                            District Court                 Obligation and Contracts           sustained + BGN
                                                                                                              800, Second
                                                                                                              instance
-------    -----------------------------    -------------------------      ------------------------------     ---------------------
83         Guerogy Todorov                  29931/03, regional Court       Art. 50 of the Law on              BGN 7,800
                                            of Elin Pelin                  Obligation and Contracts
-------    -----------------------------    -------------------------      ------------------------------     ---------------------
84         Jordan Jordanov                  10985/ Regional Court of       Art. 325 of the Labour Code        BGN 6,000
                                            Sofia
-------    -----------------------------    -------------------------      ------------------------------     ---------------------
85         "Mulin" SD                       1332/02, Sofia City Court      Art. 97 of the Civil               BGN 19,870
                                                                           Procedural Act
-------    -----------------------------    -------------------------      ------------------------------     ---------------------
86         Ivan Boikin                      466/03, Regional Court         Art. 344 of the Labour Code        BGN 2,800
                                            of Botevgrad
-------    -----------------------------    -------------------------      ------------------------------     ---------------------
87         Christo Petkov                   332/03, Regional Court         Penalty Procedural Act             BGN 2,954.00
                                            of Botevgrad
-------    -----------------------------    -------------------------      ------------------------------     ---------------------
88         Emil Vassilev                    188/03, Regional Court         Art. 45 of the Law on              BGN 2,000
                                            of Slivnica                    Obligation and Contracts
-------    -----------------------------    -------------------------      ------------------------------     ---------------------
89         Gueorgy Stefanov                 2093/03, Regional Court        Art. 45 of the Law on              BGN 7,800
                                            of Sofia                       Obligation and Contracts
-------    -----------------------------    -------------------------      ------------------------------     ---------------------
90         "Ivender" ET                     11547/03,  Regional            Art. 97 of the Civil               BGN 2,648
                                            Court of Sofia                 Procedural Act
-------    -----------------------------    -------------------------      ------------------------------     ---------------------
91         Borislav Draganov                3334/04, Regional Court        Art.55 of the Law on               BGN 1,391.23
                                            of Sofia                       Obligation and Contracts
-------    -----------------------------    -------------------------      ------------------------------     ---------------------
92         Gueorgy Klestanov                4635/04, Regional Court        Claim for establishment of         BGN 955.45
                                            of Sofia                       lack of facts
-------    -----------------------------    -------------------------      ------------------------------     ---------------------
93         Institut for animal breeding     777/04, Sofia City Court       Art.55 of the Law on               BGN 29,036.70
                                                                           Obligation and Contracts
-------    -----------------------------    -------------------------      ------------------------------     ---------------------
94         Tzvetanka Krumova                1325/2001, Regional            Art. 93 of the Ownership Act       BGN 9,000
           Stoyanova, Ciril Krumov          Court of Pernik
           Kostov and Vita Krumova
           Manova
-------    -----------------------------    -------------------------      ------------------------------     ---------------------
95         Gueorgy Simeonov Tarnev          No 389/2004, Regional           Art. 200 of the Labour Code        BGN 20,000
                                            Court of Pernik
-------    -----------------------------    -------------------------      ------------------------------     ---------------------
96         Breznik Municipality             1057/2002, District            Art. 97 para.(1) of the             BGN 54,765
                                            Court of Pernik                Civil Procedural Act
-------    -----------------------------    -------------------------      ------------------------------     ---------------------
97         Elincho Stoyanov Serdarov        318/2002, , District           Art. 200 of the Labour Code        BGN 14,000
                                            Court of Pernik
-------    -----------------------------    -------------------------      ------------------------------     ---------------------
98         Emil Lazarov Anakiev             1274/2002, Regional            Art. 344 of the Labour Code        BGN 6,500
                                            Court of Pernik
-------    -----------------------------    -------------------------      ------------------------------     ---------------------
99         Metodi Petrov Vassilev           1034/2002, Regional            Art. 59 of the Law on              BGN 8,000
                                            Court of Pernik                Obligation and Contracts
-------    -----------------------------    -------------------------      ------------------------------     ---------------------
100        Nikolaj Iliev Milev              2043/2002, Regional            Art. 344 of the Labour Code        BGN 6,500
                                            Court of Pernik
-------    -----------------------------    -------------------------      ------------------------------     ---------------------
101        "Balkancar ZFI"  AD, Breznik     1080/2002, District            Art. 59 of the Law on              BGN 12, 000
                                            Court of Pernik                Obligation and Contracts
-------    -----------------------------    -------------------------      ------------------------------     ---------------------
102        "Jabliano" AD                    2144/2001, Regional            Art. 49 of the Law on              BGN 16,717
                                            Court of Pernik                Obligation and Contracts
-------    -----------------------------    -------------------------      ------------------------------     ---------------------
103        Simeon Gueorguiev Spasov         152/2004,  Regional            Art. 59 of the Law on              BGN 400
                                            Court of Pernik                Obligation and Contracts
-------    -----------------------------    -------------------------      ------------------------------     ---------------------
104        Simeon Gueorguiev Spasov         2160/2001, SAC                 Art. 59 of the Law on              BGN 400
                                                                           Obligation and Contracts
-------    -----------------------------    -------------------------      ------------------------------     ---------------------
105        "Polia Dimitrova - Polding"      1068/2003, District            Art. 97 of the Civil               BGN 7,556
           ET                               Court of Pernik                Procedural Act
-------    -----------------------------    -------------------------      ------------------------------     ---------------------
106        ZPK  "Uspeh" , Kosharevo         119/2003, Regional Court       Art. 97 of the Civil               BGN 2,473
           village                          of Pernik                      Procedural Act
-------    -----------------------------    -------------------------      ------------------------------     ---------------------



-------    -----------------------------    -------------------------      ------------------------------     ---------------------
107        Bogomil Ivanov Slavcev           342/200, Regional Court        Art. 97 of the Civil               BGN 2,251
                                            of Pernik                      Procedural Act
-------    -----------------------------    -------------------------      ------------------------------     ---------------------
108        Kiril Christov Milev             501/2003, Regional Court       Art. 49 of the Law on              BGN 1,104
                                            of Pernik                      Obligation and Contracts
-------    -----------------------------    -------------------------      ------------------------------     ---------------------
109        Nikolaj Iliev Milev              39/2003,  Regional Court       Art. 344 of the Labour Code        BGN 3,150
                                            of Pernik
-------    -----------------------------    -------------------------      ------------------------------     ---------------------
110        Nikolaj Iliev Milev              122/2003                       Art. 344 of the Labour Code        BGN 200
-------    -----------------------------    -------------------------      ------------------------------     ---------------------
111        Radoslav Ninov Rajkov            747/2003, Regional Court       Art. 97 of the Civil               BGN 2,386
                                            of Pernik                      Procedural
                                                                           Act and art. 49 of the Law
                                                                           on Obligation and Contracts
-------    -----------------------------    -------------------------      ------------------------------     ---------------------
112        Stephan Ivanov Andreev           64/2003, Regional Court        Art. 97 of the Civil               BGN 154.20
                                            of Pernik                      Procedural Act
-------    -----------------------------    -------------------------      ------------------------------     ---------------------
113        Stephan Stoyanov Kostov          367/2003, Regional Court       Art. 49 of the Law on              BGN 2,350
                                            of Pernik                      Obligation and Contracts
-------    -----------------------------    -------------------------      ------------------------------     ---------------------
114        Borislav Jivkov Stamenov         274/2004, District Court       Art. 49 of the Law on              BGN 10,000
                                            of Pernik                      Obligation and Contracts
-------    -----------------------------    -------------------------      ------------------------------     ---------------------
115        "POLIPOST" AD and                651/2003                       Art. 56 of the Public              -
           "Bulgarian Post" EAD                                            Procurement Act
-------    -----------------------------    -------------------------      ------------------------------     ---------------------
116        Dobri Kirilov Nikolov            1985/2003, Regional            Art. 97 of the Civil               BGN 1,635
                                            Court of Pernik                Procedural Act
-------    -----------------------------    -------------------------      ------------------------------     ---------------------
117        Boris Kirilov Batalski           154/2004, District Court       Art. 344 of the Labour Code        BGN 2,000
                                            of Pernil
-------    -----------------------------    -------------------------      ------------------------------     ---------------------
118        Sashka Vassileva                 No 242/04, Regional Court      Art. 344 of the Labour Code        BGN 1,600
                                            of Pernik
-------    -----------------------------    -------------------------      ------------------------------     ---------------------
119        Daniel Evtimov                   No 239/04, Regional Court      Art. 344 of the Labour Code        BGN 2,400
                                            of Pernik
-------    -----------------------------    -------------------------      ------------------------------     ---------------------
120        Valentin Metodiev                No 240/04                      Art. 344 of the Labour Code        BGN 2,400
-------    -----------------------------    -------------------------      ------------------------------     ---------------------
121        Anastassia Kostadinova           758/04 Supreme Court of        Art. 344 of the Labour Code        BGN 2,532.60,
           Arsova                           Cassasion                                                         third instance
-------    -----------------------------    -------------------------      ------------------------------     ---------------------
122        Nadka Ilieva Kitanova            32/04 Supreme Court of         Art. 344 of the Labour Code        BGN 3,331.20,
                                            Cassasion                                                         third instance
-------    -----------------------------    -------------------------      ------------------------------     ---------------------
123        Maria Nikolova Vassileva         2570/03 Supreme Court of       Art. 344 of the Labour Code        BGN 1,641 third
                                            Cassasion                                                         instance
-------    -----------------------------    -------------------------      ------------------------------     ---------------------
124        Valentina Hadjieva               454/04 Supreme Court of        Art. 344 of the Labour Code        BGN 2,411 third
                                            Cassasion                                                         instance
-------    -----------------------------    -------------------------      ------------------------------     ---------------------
125        Gueorgy Strahilov Gracky         1117/04 Supreme Court of       Art. 344 of the Labour Code        BGN 5,599.80 third
                                            Cassasion                                                         instance
-------    -----------------------------    -------------------------      ------------------------------     ---------------------
126        Emilia Ilieva Popilieva          No 917/2003, District          Art. 344 of the Labour Code        BGN 2,638.00
                                            Court of Blagoevgrad
-------    -----------------------------    -------------------------      ------------------------------     ---------------------
127        Dimitar Krumov Ivanov            515/04 Supreme Court of        Art. 344 of the Labour Code        BGN 2,500 third
                                            Cassasion                                                         instance
-------    -----------------------------    -------------------------      ------------------------------     ---------------------
128        Slavco Smilkov                   1272/04 Supreme Court of       Art. 344 of the Labour Code        BGN 4,224.18 third
                                            Cassasion                                                         instance
-------    -----------------------------    -------------------------      ------------------------------     ---------------------
129        Luben Velinov Petrov             400/04 Blagoevgrad             Art. 344 of the Labour Code        BGN 2,763.12
                                            District Court                                                    second instance
-------    -----------------------------    -------------------------      ------------------------------     ---------------------
130        Viktor Smochevski                1194/04 Supreme Court of       Art. 344 of the Labour Code        BGN 1,280.22 third
                                            Cassasion                                                         instance
-------    -----------------------------    -------------------------      ------------------------------     ---------------------
131        Ekaterina Alexandrova            No 1156/2002, Regional         Art. 344 of the Labour Code        BGN 2,700.00
                                            Court of Blagoevgrad
-------    -----------------------------    -------------------------      ------------------------------     ---------------------
132        Julieta Dumbanova                No 1374/2002, Regional         Art. 344 of the Labour Code        BGN 1,923.54
                                            Court of Blagoevgrad
-------    -----------------------------    -------------------------      ------------------------------     ---------------------


-------    -----------------------------    -------------------------      ------------------------------     ---------------------
133        "Riko - Snejana Tuparova" ET     No 639/2002, Regional          Art.49 of the Law on               BGN 3,000.00
                                            Court of Blagoevgrad           Obligations and Contracts
-------    -----------------------------    -------------------------      ------------------------------     ---------------------
134        Elena Emilova Shishkova          2766/04 Supreme Court of       Art. 344 of the Labour Code        BGN 2,053 third
                                            Cassasion                                                         instance
-------    -----------------------------    -------------------------      ------------------------------     ---------------------
135        "Super plam el. Elena            No 1170/2002, Regional         Claim of findings                  -
           Angova" ET                       Court of Blagoevgrad
-------    -----------------------------    -------------------------      ------------------------------     ---------------------
136        Borislav Dimov Gueorguiev        No 1273/2002, Regional         Art. 344 of the Labour Code        BGN 1,536.00
                                            Court of Blagoevgrad
-------    -----------------------------    -------------------------      ------------------------------     ---------------------
137        "Dimco Gueorguiev - Dig" ET      No 1169/2002, Regional         Art.97 of the Civil                -
                                            Court of Blagoevgrad           Procedural Act
-------    -----------------------------    -------------------------      ------------------------------     ---------------------
138        Ganka Lubenova Tuleva            3155/04 Supreme Court of       Art. 344 of the Labour Code        BGN 3,000 third
                                            Cassasion                                                         instance
-------    -----------------------------    -------------------------      ------------------------------     ---------------------
139        Guiorgi Ivanov Bojkov            3153/03 Supreme Court of       Art. 344 of the Labour Code        BGN 2,735 third
                                            Cassasion                                                         instance
-------    -----------------------------    -------------------------      ------------------------------     ---------------------
140        Emil Kostadinov Perov            No 243/2003, Regional          Art.59 of the Law  on              BGN 2,000.00
                                            Court of Blagoevgrad           Obligations and Contracts
-------    -----------------------------    -------------------------      ------------------------------     ---------------------
141        Svetoslav Momcilov Djeliov       No 1196/2003, District         Art. 344 of the Labour Code        BGN 907.00
                                            Court of Blagoevgrad
-------    -----------------------------    -------------------------      ------------------------------     ---------------------
142        Maria Mirceva Dimitrova          224/04 Supreme Court of        Art. 344 of the Labour Code        BGN 2,555 third
                                            Cassasion                                                         instance
-------    -----------------------------    -------------------------      ------------------------------     ---------------------
143        Alberto Vassilev Avedis          1538/04 Supreme Court of       Art. 344 of the Labour Code        BGN 2,000.00 third
                                            Cassasion                                                         instance
-------    -----------------------------    -------------------------      ------------------------------     ---------------------
144        "Orbel"  AD                      557/04 Regional Court of       Claim of findings                  First instance,
                                            Gotse Delchev                                                     decision pending-
-------    -----------------------------    -------------------------      ------------------------------     ---------------------
145        Jivko nikolov Lazarov            1320/04 Supreme Court of       Art. 344 of the Labour Code        Third instance
                                            Cassasion
-------    -----------------------------    -------------------------      ------------------------------     ---------------------
146        Petko Krumov Olev                No 113/2004, District          Art.109 of the Ownership Act       BGN 450 second
                                            Court of Blagoevgrad                                              instance-
-------    -----------------------------    -------------------------      ------------------------------     ---------------------
147        Svetoslav Momcilov Djeliov       No 251/2003, Regional          Art.213 of the Labour Code         -
                                            Court of Blagoevgrad
-------    -----------------------------    -------------------------      ------------------------------     ---------------------
148        "MAK TURS" AD                    No 1203/2003, Regional         Claim of findings under            -
                                            Court of Blagoevgrad           art. 97 of the Civil
                                                                           Procedure code
-------    -----------------------------    -------------------------      ------------------------------     ---------------------
149        Luben Iliev Gueorguiev           No 718/2003, Regional          Art. 109 of the Ownership          -
                                            Court of Blagoevgrad           Act
-------    -----------------------------    -------------------------      ------------------------------     ---------------------
150        Kostadin Petrov Stoilkov         No 1007/2003, Regional         Art. 344 of the Labour Code        BGN 2,400.00
                                            Court of Blagoevgrad
-------    -----------------------------    -------------------------      ------------------------------     ---------------------
151        Vassil Christov Bahtarliev       No 388/2003, Regional          Art. 344 of the Labour Code        BGN 1,878.00
                                            Court of Blagoevgrad
-------    -----------------------------    -------------------------      ------------------------------     ---------------------
152        Jordan Nikolov Balev             No 632/2004, District          Art. 344 of the Labour Code        BGN 2,046 second
                                            Court of Blagoevgrad                                              instance
-------    -----------------------------    -------------------------      ------------------------------     ---------------------
153        Franceska Gueorguieva            No 631/2004, District          Art. 344 of the Labour Code        BGN 2,497.32
           Pavlova                          Court of Blagoevgrad                                              second instance
-------    -----------------------------    -------------------------      ------------------------------     ---------------------
154        "Hliab I Hlebni Izdelia"         No 1194/2003, Regional         Art.45 of the Law  on              BGN 8,100.00
                                            Court of Blagoevgrad           Obligations and Contracts
-------    -----------------------------    -------------------------      ------------------------------     ---------------------
155        Maxim Jivkov Radev               No 879/2003, District          Art.97 of the Civil
                                            Court of Blagoevgrad           Procedural Act
-------    -----------------------------    -------------------------      ------------------------------     ---------------------
156        Boris Nikolov Smilenov           No 698/2004, District          Art. 344 of the Labour Code        BGN 2,400 second
                                            Court of Blagoevgrad                                              instance
-------    -----------------------------    -------------------------      ------------------------------     ---------------------
157        Angel Vesselinov Vaglarski       No 1409/2004, Sofia            Art.59 of the Law  on              BGN 1,300 first
                                            Regional Court                 Obligations and Contracts          instance
-------    -----------------------------    -------------------------      ------------------------------     ---------------------
158        Sevda Bogdanova                  No 874/2002, District          Art. 344 of the Labour Code        BGN 2,155.86
                                            Court of Blagoevgrad
-------    -----------------------------    -------------------------      ------------------------------     ---------------------
159        Iskra Vojnova                    No 878/2002, District          Art. 344 of the Labour Code        BGN 3,100.86
                                            Court of Blagoevgrad
-------    -----------------------------    -------------------------      ------------------------------     ---------------------


-------    -----------------------------    -------------------------      ------------------------------     ---------------------
160        Ivailo  Genchev                  No 1538/04 Supreme Court       Art. 344 of the Labour Code        BGN 2,500 third
                                            of Cassasion                                                      instance
-------    -----------------------------    -------------------------      ------------------------------     ---------------------
161        Liliana Ivanceva                 No 319/2003, District          Art. 344 of the Labour Code        BGN 6,990.00
                                            Court of Blagoevgrad
-------    -----------------------------    -------------------------      ------------------------------     ---------------------
162        Blagoj Simeonov Barzacki         No 1248/2001, District         Art. 344 of the Labour Code        BGN 4,466.2
                                            Court of Blagoevgrad
-------    -----------------------------    -------------------------      ------------------------------     ---------------------
163        Emil Kostadinov Perov            No 566/1995, Regional          Art.97 of the Civil                Claim for
                                            Court of Blagoevgrad           Procedural Act                     establishment of
                                                                                                              facts
-------    -----------------------------    -------------------------      ------------------------------     ---------------------
164        ET Kiril Borissov                Civil case 14018/02            Art.97 Civil Procedure Code        First instance
                                            Sofia Regional Court
-------    -----------------------------    -------------------------      ------------------------------     ---------------------
165        Angel Vaglarski                  Civil case 1409/04             Art.97 Civil Procedure Code        First instance
-------    -----------------------------    -------------------------      ------------------------------     ---------------------
166        Petar Petrov                     Civil case 3895/04 Sofia       Art. 357 Labor Code                First instance
                                            Regional Court
-------    -----------------------------    -------------------------      ------------------------------     ---------------------
167        Mihail Madjunov                  Civil case 202/04              Art.97 Civil Procedure Code        BGN 7,502 First
                                                                                                              instance
-------    -----------------------------    -------------------------      ------------------------------     ---------------------
168        Krastjo Tzolov                   Civil case 191/04              Art. 344 Labor Code                BGN 1,990 First
                                            Etropole Regional Court                                           instance
-------    -----------------------------    -------------------------      ------------------------------     ---------------------
169        Kiril Ankov                      Civil case 183/04              Art. 49 Law on Obigations          BGN 2,500 First
                                            Regional court                 and Contracts                      instance
-------    -----------------------------    -------------------------      ------------------------------     ---------------------
170        Bogomil Petrov                   Civil case 5435/04             Art. 79 Law on Obigations          BGN 2,000 First
                                            Pernik Regional Court          and Contracts                      instance
-------    -----------------------------    -------------------------      ------------------------------     ---------------------
171        Tzvetanka Ilcheva                Civil case 1170/04             Art. 344 Labor Code                BGN 2,548 First
                                            Blagoevgrad Regional                                              instance
                                            Court
-------    -----------------------------    -------------------------      ------------------------------     ---------------------
172        Verginia Mancheva                Civil case 1171/04             Art. 344 Labor Code                BGN 1,704 First
                                            Blagoevgrad Regional                                              instance
                                            Court
-------    -----------------------------    -------------------------      ------------------------------     ---------------------
173        Rokon Trade                      Plea Incoming No. 19774        No movement
-------    -----------------------------    -------------------------      ------------------------------     ---------------------
174        Filkab                           Administrative case            Law on Publc Procurement           First instance
                                            2808/04
-------    -----------------------------    -------------------------      ------------------------------     ---------------------
175        Elkabel Co                       Administrative case            Law on Publc Procurement           First instance
                                            2401/03
-------    -----------------------------    -------------------------      ------------------------------     ---------------------
176        Dragoman el                      Administrative case            Law on Publc Procurement           First instance
                                            2254/04
-------    -----------------------------    -------------------------      ------------------------------     ---------------------
177        Integra                          Administrative case            Law on Publc Procurement           First instance
                                            3594/04
-------    -----------------------------    -------------------------      ------------------------------     ---------------------
178        Progress Komers                  Administrative case            Law on Publc Procurement           First instance
                                            3142/04
-------    -----------------------------    -------------------------      ------------------------------     ---------------------


Part III: EDC Pleven EAD

-------    -------------------------    ---------------------      -----------------------------       ----------------------------
No         Parties                      Type, No of court case,    Legal ground                        Amount of claim
                                        Court
-------    -------------------------    ---------------------      -----------------------------       ----------------------------
1          "Tihomir Yacin" ET           Court case of penalty      Appeal of a Punitive Order          BGN 1,949
                                        administrative
                                        character No283/2004
                                        scheduled for
                                        30.11.2004  before the
                                        District Court of Pleven
-------    -------------------------    ---------------------      -----------------------------       ----------------------------
2          Owners of Joint              Civil case No 596/2003,    Art. 108 of Ownership Act           BGN 100
           property in Block No         District Court of          Art. 109 of Ownership Act
           8,  "Mara Dencheva"          Pleven. With decision No   Art. 55 of the Law on
                                        91 dated 07.10.2004 the

           residential district,        demand of EDC Pleven       Obligations and Contracts
           bl. 8,                       for putting on hold the
                                        decision No 389 dated
                                        10.06.2004 issued in
                                        respect of the civil case
                                        No 596/2003 of District
                                        Court of Pleven
-------    -------------------------    ---------------------      -----------------------------       ----------------------------
3          Rumianco Velichkov           Civil case in Supreme      Art.344, para.1, point 1,2          BGN 2,520
           Krastev                      Cassation Court (not       and 3 from Labour Code
                                        scheduled)
-------    -------------------------    ---------------------      -----------------------------       ----------------------------
4          "Podempolimer" EOOD          41/2003 of the District    Art. 79  of the Law on              BGN 26,000
                                        Court of Pleven.           Obligations and Contracts
                                        Pending in front of
                                        VTAC - court case Civil
                                        case No 399/2004. The
                                        issuance of decision is
                                        pending
-------    -------------------------    ---------------------      -----------------------------       ----------------------------
5          "Podempolimer" EOOD          Civil case 2108/2004 of    Claim for compensation for          BGN 9,900
                                        Regional Court of          breach of a contractual
                                        Pleven. Pendingin front    agreement under contract
                                        of the Regional Court      for sell of electricity
                                        of Pleven                  energy and use of a kiosk
                                                                   without legal grounds
-------    -------------------------    ---------------------      -----------------------------       ----------------------------
6          "Pivi Compass" AD            16/2003 of District        Claim for establishment of          BGN 26,762
                                        Court of Pleven. The       facts Reimbursement of funds        BGN 3,367.2
                                        District Court of
                                        Pleven has honoured the
                                        claims. With decision
                                        under civil court case
                                        No 64/2004 VTAC has
                                        fully revoked the
                                        decions of the District
                                        Court of Pleven. A
                                        claim has been logged
                                        with respect to the
                                        decision of the VTAC.
                                        The case is pending at
                                        the Supreme Cassation
                                        Court
-------    -------------------------    ---------------------      -----------------------------       ----------------------------
7          Veska Todorova Russeva       Civil case 2375/2003 of    Art. 357 from the Labour            -
                                        Regional Court of          Code
                                        Pleven. The first
                                        instance decision has
                                        been appealed in front
                                        of the District Court
                                        of Pleven, which has
                                        confirmed the decision
                                        of the Regional Court
                                        of Pleven. The decision
                                        is final and cannot be
                                        appealed further. The
                                        case has been
                                        terminated with the
                                        decision having entered
                                        into force.
-------    -------------------------    ---------------------      -----------------------------       ----------------------------
8          Danail Gueorguiev            Civil case 2375/2003 of    Labour dispute                      BGN 6,343
           Gueorguiev                   Regional Court of                                              together with
                                        Pleven, pending in front                                       lawful interest
                                        of the Regional Court of
                                        Pleven.
-------    -------------------------    ---------------------      -----------------------------       ----------------------------
9          Sasho Christov               Civil case 2723/2003 of    Labour dispute                      Principle BGN
           Radulovski                   Regional Court of                                              2,400 together
                                        Pleven, pending in                                             with lawful
                                        front of the Regional                                          interest
                                        Court of Pleven.
-------    -------------------------    ---------------------      -----------------------------       ----------------------------
10         Yoto Dimitrov Dobrev         Civil case 2879/2003 of    Labour dispute                      Claim for
                                        Regional Court of                                              revocation of a
                                        Pleven. The claims have                                        dismissal and
                                        been refuted at first                                          reinstatement in
                                        and second instances.                                          former position
                                        The period for logging
                                        claim in front of the
                                        Supreme Cassation Court
                                        have not elapsed.
-------    -------------------------    ---------------------      -----------------------------       ----------------------------
11         Pavlina Ninova Simeonova     Civil case 6/2004 of       Labour dispute                      Claim for
                                        Regional Court of                                              revocation of a
                                        Kneja. After

                                        contestation for local                                         dismissal and reinstatement
                                        suability, the court                                           in former position
                                        case is pending in
                                        front of the Regional
                                        Court of Pleven under No
                                        847/2004, 1st civil
                                        panel
-------    -------------------------    ---------------------      -----------------------------       ----------------------------
12         Danail Tzvetanov             Civil case 16/2004 of      Labour dispute                      Claim for
           Kilogramski                  Regional Court of                                              revocation of a
                                        Kneja. After                                                   dismissal and reinstatement
                                        contestation for local                                         in former position
                                        suability, the court
                                        case is pending in front
                                        of the Regional
                                        Court of Pleven under No
                                        84/2004, 1st civil panel
-------    -------------------------    ---------------------      -----------------------------       ----------------------------
13         Krasimir Blajev Kolev        Civil case 234/2004 of     Labour dispute                      BGN 2 592
                                        Regional Court of                                              together with
                                        Pleven. A decision at                                          interests
                                        this instance is
                                        pending.
-------    -------------------------    ---------------------      -----------------------------       ----------------------------
14         Galina Gueorguieva           Civil case 388/2003 of     Art. 344 of the Labour Code         BGN 470
           Petrova                      Regional Court of Lovec
-------    -------------------------    ---------------------      -----------------------------       ----------------------------
15         Nadka Peneva Valcheva        Civil case 563/2004 of     Art. 344 of the Labour Code         BGN 585
                                        Regional Court of Lovec
-------    -------------------------    ---------------------      -----------------------------       ----------------------------
16         Pelo Petkov Triphonov        Civil case 607/2004 of     Art. 344 of the Labour Code         BGN 550
                                        Regional Court of Lovec
-------    -------------------------    ---------------------      -----------------------------       ----------------------------
17         Stephan Ivanov Vetev         Civil case 498/2004 of     Art. 344 of the Labour Code         BGN 7,126.92
                                        Regional Court of Lovec
-------    -------------------------    ---------------------      -----------------------------       ----------------------------
18         Krassimir Aldinov            Civil case 137/2004 of     Art. 109 of the Ownership           BGN 1,101
           Aldinov                      Regional Court of Lovec    Act
-------    -------------------------    ---------------------      -----------------------------       ----------------------------
19         Valentin Atanassov Kotov     Civil case 95/2004 of      Art. 109 of the Ownership           Claim for moving
                                        Regional Court of          Act                                 a 20 KV overhead
                                        Teteven                                                        line
-------    -------------------------    ---------------------      -----------------------------       ----------------------------
20         "ViK" OOD                    Civil case 588/1999 of     Legally unjustified                 BGN 167,609.92
                                        Regional Court of Vratza   enrichment; the claim has
                                                                   been honoured, the
                                                                   decions has been appealed
                                                                   by EDC Pleven in front
                                                                   of the Sofia Court of
                                                                   Appeal (civil court
                                                                   case No 1771/2001)
                                                                   which has confirmed
                                                                   the decision. This
                                                                   decision has been
                                                                   appealed in front
                                                                   of the Supreme Cassation
                                                                   Court (civil court
                                                                   case No 1833/2002)
                                                                   which has returned
                                                                   the case for new
                                                                   consideration by
                                                                   another panel of
                                                                   the Regional Court of
                                                                   Vratza - civil court
                                                                   case No 749/2003,
                                                                   court hearing
                                                                   scheduled for
                                                                   25.11.2004
-------    -------------------------    ---------------------      -----------------------------       ----------------------------
21         Borovan Municipality         Civil case 374/2001 of     Claim for compensation for          BGN 137,820
                                        Regional Court of Vratza   the exploitation without
                                                                   legal grounds of kiosks
                                                                   and the respective land;
                                                                   the claim has been fully
                                                                   revoked and the decision
                                                                   has been appealed by the
                                                                   plaintiff in front of the
                                                                   Sofia Court of Appeal.
                                                                   Subsequently, the
                                                                   claim has been withdrawn
                                                                   and the decision of the

                                                                   Regional Curt of Vratza has
                                                                   entered into force.
-------    -------------------------    ---------------------      -----------------------------       ----------------------------
22         Kozloduj Municipality        Civil case 609/2001 of     Litigation for a rent of a          BGN 57,393.87
                                        Regional Court of Vratza   premise. ; the claim has
                                                                   been fully revoked and the
                                                                   decision has been appealed
                                                                   by the plaintiff in front
                                                                   of the Sofia where no
                                                                   hearing has been scheduled
                                                                   yet
-------    -------------------------    ---------------------      -----------------------------       ----------------------------
23         Svetlinka Kancheva           Civil case 2570/2000 of    Labour dispute; the calim           BGN 2,387.16 and
                                        Regional Court of Vratza   has been honoured at first          court charges of
                                                                   instance, but has been              BGN 135.49
                                                                   revoked at second instance
                                                                   - Regional Court of Vratza
                                                                   (civil court case No 1276 !
                                                                   2001) for which reason the
                                                                   plaintiff has appealed in
                                                                   front of the Supreme
                                                                   Cassation Court (civil
                                                                   court case No 1931/2002)
                                                                   where the decision of the
                                                                   second instance has been
                                                                   reconfirmed
-------    -------------------------    ---------------------      -----------------------------       ----------------------------
24         "Avtotrans-97" OOD           Civil case 1265/2001 of    Claim for removal of                BGN 2,000
                                        Regional Court of Vratza   installed equipments and
                                                                   compensation for missed
                                                                   profits - art. 109 and
                                                                   art. 82 of the Law on
                                                                   Obligation and Contracts;
                                                                   the claim has been fully
                                                                   refuted and the plaintiff
                                                                   has appealed the decision
                                                                   in front of the Regional
                                                                   Court of Vratza (civil
                                                                   court case No 1004/2003)
                                                                   which has confirmed the
                                                                   decision; the decision
                                                                   of the second instance
                                                                   has been appealed in
                                                                   front of the Supreme
                                                                   Cassation Court but no
                                                                   hearing has been scheduled
                                                                   as of now
-------    -------------------------    ---------------------      -----------------------------       ----------------------------
25         Ivan Gueorguiev Ivanov       Civil case 940/2002 of     Claim for Legally                   BGN 330
                                        Regional Court of Vratza   unjustified enrichment -
                                                                   art. 55 of the Law on
                                                                   Obligation and Contracts;
                                                                   the claim has been honoured
                                                                   and the decision has been
                                                                   appealed in front of the
                                                                   Regional Court of Vratza
                                                                   (civil court case No
                                                                   726/2003) which has
                                                                   confirmed this decision;
                                                                   an appeal in front
                                                                   of the Supreme Cassation
                                                                   Court (civil court
                                                                   case No 69/2004)
                                                                   with latest hearing
                                                                   on 27.10.2004 but no
                                                                   decision as of now.
-------    -------------------------    ---------------------      -----------------------------       ----------------------------

26         Plamen Nikolov Christov      Civil case 934/2003 of     Claim for Legally                   BGN 150.22
                                        Regional Court of Vratza   unjustified enrichment -
                                                                   art. 55 of the Law on
                                                                   Obligation and
                                                                   Contracts; the
                                                                   claim has been
                                                                   honoured and the
                                                                   decision has
                                                                   entered into force.
-------    -------------------------    ---------------------      -----------------------------       ----------------------------
27         DA "State reserves and       Civil case 1250/2002 of    Claim for                           BGN 6,288.44
           war-time inventory",         Regional Court of Vratza   Missing cables from DA
           Council of Ministers                                    "State reserves and
           Sofia                                                   war-time inventory"; the
                                                                   court case is currently
                                                                   pending and has been
                                                                   scheduled for 11.02.2005.
-------    -------------------------    ---------------------      -----------------------------       ----------------------------
28         Kozloduj Municipality        Civil case 663/2003 of     Claim for compensation for          BGN 318,602.70
                                        Regional Court of Vratza   the use without legal
                                                                   grounds of the land on
                                                                   which kiosks are
                                                                   located; the claim
                                                                   has been fully refuted
                                                                   and the plaintiff has
                                                                   appealed the decision
                                                                   in front of the Sofia
                                                                   Court of Appeal (civil
                                                                   court case No 1493/2004)
                                                                   scheduled for 21.01.2005;
                                                                   currently the Municipal
                                                                   Council of Kozloduj
                                                                   has taken the
                                                                   decision to withdraw
                                                                   the claim
-------    -------------------------    ---------------------      -----------------------------       ----------------------------
29         Leorita Tzenova              Civil case 1478/2003 of    Labour dispute for non paid         BGN 1,195.41
           Naidenova                    Regional Court of Vratza   work remuneration and
                                                                   compensation; the
                                                                   claim has been
                                                                   partially honoured
                                                                   and the decision
                                                                   has been appealed
                                                                   in front of the
                                                                   Regional Court of
                                                                   Vratza (civil
                                                                   court case No
                                                                   643/2004) which
                                                                   has confirmed
                                                                   it; it has been
                                                                   appealed in front
                                                                   of the Supreme
                                                                   Cassation Court
                                                                   but no hearing
                                                                   has been scheduled
                                                                   as of now
-------    -------------------------    ---------------------      -----------------------------       ----------------------------
30         Pavlin Rebarkovski           Civil case 198/2004 of     Art. 108 of the Ownership           Establishment of
                                        Regional Court of Vratza   Act and art. 59 of the Law          the property
                                                                   on Obligations and                  rights on a
                                                                   Contracts; pending at this          kiosk, situated
                                                                   instance, next hearing on           in the village of
                                                                   24.11.2004.                         Tishevica
-------    -------------------------    ---------------------      -----------------------------       ----------------------------
31         "Septemvri" PC -             Civil case 1575/2004 of    Art. 97, para 1 of the              Establishment of
           Krivodol                     Regional Court of Vratza   Civil Procedural Code and           the property rights on a
                                                                   art. 157 of the State               kiosk, situated
                                                                   Ownership Act; pending              in the city of
                                                                   at this instance;                   Krivodol
                                                                   next hearing
                                                                   on 17.11.2004
-------    -------------------------    ---------------------      -----------------------------       ----------------------------
32         RKS /presently OKS/,         Civil case 528/1999        Claim for property rights           -
           Montana city                 (previous No 1064/1994)    on tangible assets -
                                        of Regional Court of       buildings
                                        Montana
-------    -------------------------    ---------------------      -----------------------------       ----------------------------

33         Dimitar Lubenov Dimitrov     Civil case 38/2003 of      Art. 344, p. 1, 2, 3 of the         BGN 2,853 with
                                        the District Court of      Labour Code                         the interests
                                        Vratza                                                         from 25 Feb, 1998
-------    -------------------------    ---------------------      -----------------------------       ----------------------------
34         Krassimir Markov Savov       Civil case 376/2000 of     Art. 344, p. 1, 2, 3 of the         BGN 2,700 with
                                        the District Court of      Labour Code                         the lawful
                                        Montana                                                        interests from 16
                                                                                                       of Feb, 2000
-------    -------------------------    ---------------------      -----------------------------       ----------------------------
35         Svetlin Lubenov              Civil case 202/2003 of     Art. 59 of the Law on               Principle of BGN
                                        the District Court of      Obligations and Contracts           12,000 and
                                        Montana                                                        interests of BGN
                                                                                                       3,000
-------    -------------------------    ---------------------      -----------------------------       ----------------------------
36         Borislav Arsov               Civil case 535/2003 of     Art. 49 and art. 45 of the          Claim of an
           Trendafirov                  the District Court of      Law on Obligations and              amount paid, but
                                        Montana                    Contracts                           not due
-------    -------------------------    ---------------------      -----------------------------       ----------------------------
37         Margarita Lozanova           Civil case 566/2003 of     Art. 49 and art. 45 of the          BGN 600
                                        the Regional Court of      Law on Obligations and
                                        Montana                    Contracts
-------    -------------------------    ---------------------      -----------------------------       ----------------------------
38         PKCMontana                   Civil case 477/2003 of     Art. 108 of the Ownership           Claim for
                                        the Regional Court of      Act                                 property rights
                                        Montana                                                        on a land
-------    -------------------------    ---------------------      -----------------------------       ----------------------------
39         Tzvetan Ilarionov Tzakov     Civil case 276/2003 of     Art. 225, para 1 of the             BGN 2,504.22
                                        the District Court of      Labour Code and art. 344,
                                        Vidin                      para 1,2,3 of the Labour
                                                                   Code
-------    -------------------------    ---------------------      -----------------------------       ----------------------------
38         Nedialko Ivanov Najdenov     Civil case 427/2003 of     Art. 225, para 1 of the             BGN 696.08
                                        the District Court of      Labour Code and art. 344,
                                        Vidin                      para 1,2,3 of the Labour
                                                                   Code
-------    -------------------------    ---------------------      -----------------------------       ----------------------------
39         Tzvetana Gueorguieva         Civil case 590/2003 of     Art. 97, para. 1 of the             BGN 1,212.38
           Pueva                        the Regional Court of      Civil Procedural Code
                                        Vidin
-------    -------------------------    ---------------------      -----------------------------       ----------------------------
40         Vladimir Tzvetkov Tzolov     Civil case 242/2003 of     Art. 97, para. 1 of the             BGN 5,394.92
                                        the Regional Court of      Civil Procedural Code
                                        Vidin (civil case No
                                        9/2004 of District
                                        Court of Vidin)
-------    -------------------------    ---------------------      -----------------------------       ----------------------------
41         Ivan Gueorguiev Ivanov       Civil case 244/2003 of     Art. 49 and art. 45 of the          BGN 20,000
                                        the Regional Court of      Law on Obligations and
                                        Vidin PC (civil case No    Contracts
                                        2147/2003 of Sofia
                                        Appeal Court)
-------    -------------------------    ---------------------      -----------------------------       ----------------------------
42         Tzetzka Zlatkova Ivanova     Civil case 424/2003 of     Art. 225, para 1 of the             BGN 2,612.4
                                        District Court of Vidin    Labour Code and art. 344,
                                                                   para 1,2,3 of the Labour
                                                                   Code
-------    -------------------------    ---------------------      -----------------------------       ----------------------------
43         Verco Tincev Assenov         Civil case 602/2003 of     Art. 225, para 1 of the             BGN 2,650.32
                                        District Court of Vidin    Labour Code and art. 344,
                                                                   para 1,2,3 of the Labour
                                                                   Code
-------    -------------------------    ---------------------      -----------------------------       ----------------------------
44         Penka Parvanova Goranova     Civil case 1042/2002 of    Art. 225, para 1 of the             BGN 2,082.90
                                        District Court of Vidin    Labour Code and art. 344,
                                                                   para 1,2,3 of the Labour
                                                                   Code
-------    -------------------------    ---------------------      -----------------------------       ----------------------------
45         Milka Slavcheva              Civil case 638/2002 of     Art. 225, para 1 of the             BGN 1,482.78
           Gueorguieva                  District Court of Vidin    Labour Code and art. 344,
                                                                   para 1,2,3 of the Labour
                                                                   Code
-------    -------------------------    ---------------------      -----------------------------       ----------------------------
46         Valentina Mladenova          Civil case 01879/2002      Art. 225, para 1 of the             BGN 1,849.26
           Nikolova                     Supreme Cassation          Labour Code and art. 344,
                                        Court. The court case      para 1,2,3 of the Labour
                                        has been terminated
                                        wereby the

-------    -------------------------    ---------------------      -----------------------------       ----------------------------
                                        Supreme Cassation Court    Code
                                        has renoked the decision
                                        of the Regional
                                        Court of Vidin
-------    -------------------------    ---------------------      -----------------------------       ----------------------------
47         Rossica Damianova Ivkova     Civil case 358/2004 of     Art. 55 and art. 86 of the          BGN 1,066.51
                                        District Court of          Law on Obligations and
                                        Vidin. The court case      Contracts
                                        has been terminated
                                        wereby the Supreme
                                        Cassation Court has
                                        maintained the decision
                                        of the Regional Court
                                        of Vidin
-------    -------------------------    ---------------------      -----------------------------       ----------------------------
48         "SERBI-Biser Emilov          Civil case 361/2004 of     Art. 45 of the Law on               BGN 262.64
           Borisov" ET                  Regional Court of Vidin    Obligations and Contracts
-------    -------------------------    ---------------------      -----------------------------       ----------------------------
49         Ciril Mikov Liliv            Civil case 63/2004         Art. 45 of the Law on               Principle of BGN
                                        KRC                        Obligations and Contracts           4,800 and
                                                                                                       interests of BGN
                                                                                                       200
-------    -------------------------    ---------------------      -----------------------------       ----------------------------
50         "Podempolimer" EOOD          Civil case 97/2003 ,       Art. 79, art. 82 of the Law         BGN 10,000
                                        STAC. With decision        on Obligations and
                                        dated 04.03.2004 STAC      Contracts and art. 216,
                                        has revoked the first      para. 2 of the  Commercial
                                        instance decision in       Law; Art. 109 of the
                                        the part under which       Ownership Act
                                        EDC Pleven has been
                                        sentenced to pay
                                        together with NEK the
                                        amount of the
                                        difference between BGN
                                        5,222 and BGN 9,054.
                                        The decision is pending
                                        in front of the Supreme
                                        Cassation Court
-------    -------------------------    ---------------------      -----------------------------       ----------------------------
51         Ivan Lenkov Stoyanov         Civil court case No        Art. 344 of the Labour Code         Restitution at
                                        2794/2004 PRC, 1st panel                                       the position held
                                                                                                       before dismissal
                                                                                                       and compensation
                                                                                                       of BGN 3,000 and
                                                                                                       lawful interest
                                                                                                       for remaining
                                                                                                       without work
-------    -------------------------    ---------------------      -----------------------------       ----------------------------
52         Zlatna Panega Cement         Court case No102/2004 of   Refund of amounts paid but          BGN 41,021.21 of
           AD, city of Lovec            the Regional Court of      undue /legally unjustified          which BGN
                                        Pleven                     enrichment/ and interest            39,521.21
                                                                                                       principal and BGN
                                                                                                       1,500 interest
-------    -------------------------    ---------------------      -----------------------------       ----------------------------
53         Julian Gueorgiev Todorov     Civil court case No        Art. 344, para. 1, 2 and 3          BGN 2,500
                                        2397/2004 of the           of the Labour Cade; first
                                        Regional Court of Vratza   hearing on 22.11.2004
-------    -------------------------    ---------------------      -----------------------------       ----------------------------
54         Five heirs of Emil           Civil court case No        Art. 200, para. 1 and 2 of          BGN 90,000
           Andreev Gunovski             953/2004 of the            the Labour Code; first
                                        Regional Court of Vratza   hearing on 16.12.2004
-------    -------------------------    ---------------------      -----------------------------       ----------------------------
55         Volodja Ivanov Iliev         Civil court case No        Art. 55 of the Law on               BGN 3,095.64
                                        647/2004 of the            Obligations and Contracts.          principal and BGN
                                        Regional Court of          Claim for legally                   414.08 interest.
                                        Vidin. The court case      unjustified enrichment as a         Expected outcome:
                                        has been established in    result of amount collected          the Regional
                                        October 2004. The case     for damage following                Court of Vidin to
                                        is pending in front of     correction of bill on the           renoke entirely
                                        the Regional Court of      basis of punitive order for         the claim as
                                        Vidin whereby a hearing    unlawful use of                     unjustified.  It is
                                        has been scheduled for     electricity, the punitive
                                        22.11.2004                 order being subsequently
                                                                   revoked being unproven

-------    -------------------------    ---------------------      -----------------------------       ----------------------------
                                                                                                       very likely the decision
                                                                                                       to be appealed in
                                                                                                       front of the
                                                                                                       District Court of
                                                                                                       Vidin. Time for
                                                                                                       completion: up to
                                                                                                       six months
-------    -------------------------    ---------------------      -----------------------------       ----------------------------
56         HIOPLAST OOD                 Court case of penalty      Appeal against punitive             BGN 8,980.6
                                        administrative             order
                                        character No 280/2004 of
                                        the Regional Court of
                                        Berkovitza
-------    -------------------------    ---------------------      -----------------------------       ----------------------------
57         HIOPLAST OOD                 Civil court case No        Art 55 of the Law of                BGN 8,980.6
                                        2041/2004 of the           Obligations and Contracts -
                                        Regional Court of          legally unjustified
                                        Montana                    enrichment
-------    -------------------------    ---------------------      -----------------------------       ----------------------------
58         Anka Dimitrova Ahmedova      Civil court case           Art 55 of the Law of                BGN 304.18
                                        No434/2004, Regional       Obligations and Contracts -
                                        Court of Lom               legally unjustified
                                                                   enrichment
-------    -------------------------    ---------------------      -----------------------------       ----------------------------

                                 Schedule 12.2.9

                         Permits, Approvals and Licences

Part I: EDC Stolichno EAD

-------------------------     -------------------------------------     -------------------  -----------
Type of license/permit        Number and date of issuance of            Issued by            Term
                              license/permit
-------------------------     -------------------------------------     -------------------  -----------
License for                   No E-135-07/13.08.2004                    SCER                 35 years
distribution of
electricity
-------------------------     -------------------------------------     -------------------  -----------
License for public            No E-135-11/13.08.2004                    SCER                 35 years
supply of electricity
-------------------------     -------------------------------------     -------------------  -----------
License for                   No 120-00175/06.07.2000                   Communications       12 years
construction,                 -amendment No 120-00175-01/26.10.2000     Regulation
maintenance and use of        -amendment No 120-00175-02/14.12.2000     Commission
a separate mobile radio       -amendment No 120-00175-03/12.04.2001
telephone network for
company's own needs
-------------------------     -------------------------------------     -------------------  -----------

Part II: EDC Sofia Oblast EAD

-------------------------      -------------------------------     ----------------------------     -------------------
Type of license/permit         Number and date of issuance         Issued by                        Term
                               of license/permit
-------------------------      -------------------------------     ----------------------------     -------------------
License for public             No E- 136-11/13.08.2004             SCER                             35 years
supply of electricity
-------------------------      -------------------------------     ----------------------------     -------------------
License for                    No E -136-07/13.08.2004             SCER                             35 years
distribution of
electricity
-------------------------      -------------------------------     ----------------------------     -------------------
License for                    No 120 - 00174/06.07.2000           Communications Regulation        12 years
construction,                                                      Commission
maintenance and use of
a separate mobile radio
telephone network for
company's own needs
                               Amendment No. 120-00174-                                             12 years
Amendment No 120 -                  01/26.10.2000
00174/06.07.2000
-------------------------      -------------------------------     ----------------------------     -------------------

Part III: EDC Pleven EAD

---------------------      ----------------------------------       ------------------------       --------------------
Type of                    Number and date of issuance of           Issued by                             Term
license/permit             license/permit
---------------------      ----------------------------------       ------------------------       --------------------
License for                No E-137-07/13.08.2004                   SCER                           35 years
distribution of
electricity
---------------------      ----------------------------------       ------------------------       --------------------
License for public         No E-137-11/13.08.2004                   SCER                           35 years
supply of
electricity
---------------------      ----------------------------------       ------------------------       --------------------
License for                No 120-02870/22.04.2004                  Communications                 15 years
telecommunications                                                  Regulation
via a separate                                                      Commission
telecommunications
mobile network
---------------------      ----------------------------------       ------------------------       --------------------

                               Schedule 12.2.10(a)

                          Disclosed Real Estate Claims

Part I: EDC Stolichno EAD

-------------------------------       ----------------------      ---------------------------       ------------------------------
Claiming person                       Material interest           Description of the real           Stage of the proceedings
                                      of the claim                estate, subject to the
                                                                  claim
-------------------------------       ----------------------      ---------------------------       ------------------------------
-------------------------------       ----------------------      ---------------------------       ------------------------------
Boris Kirilov Antonov,                Recovered                   Real estate 1, 110 sq.            Appeal by the EDC against
Sultana Petrova Antonova,             ownership under             m., part of estate area           Order No -DA-09-530/18.10.2004
Nikolay Kirilov Antonov,              Art. 2 of                   No 4, polygon 4, quarter 8,       of the Mayor of Region
Velichka Angelova Maneva,             Restitution of              location Orion under the          Vrabnitsa
Done Angelov Antonov, Tinka           Nationalized Real           plan of Sofia City dated          PENDING
Doneva Antonova                       Property Act                1975.
-------------------------------       ----------------------      ---------------------------       ------------------------------
Angel Borisov Malinov                 Recovered ownership         Yard at 71, Iskar Str.            Rent contract with Omikron
                                                                  where a kiosk of the EDC          Firm, which purchased estate
                                                                  is built on area 24.5 sq.         by Mr. Malinov
                                                                  m.
-------------------------------       ----------------------      ---------------------------       ------------------------------
Ema Dimitrova Krasteva                Recovered                   Basement converted into           Rent contract
                                      ownership under             kiosk, located on 33,
                                      Restitution of              Alabin Str.
                                      Nationalized Real
                                      Property Act
-------------------------------       ----------------------      ---------------------------       ------------------------------
Bulgarian Doctors' Union              Claim for payment           Kiosk, located at a shop          No case initiated. No rent
                                      of rent on a                premises on 22,                   contract.
                                      kiosk, which is             Stamboliiski Str.
                                      located onto shop
                                      premises
-------------------------------       ----------------------      ---------------------------       ------------------------------
Elize OOD                             Recovered                   Part of estate on which a         Negotiations for right of
                                      ownership of a              kiosk is built on 245,            use of the location of the
                                      real estate                 Slivnitsa Blvd.                   equipment
-------------------------------       ----------------------      ---------------------------       ------------------------------
Hristina Georgieva Koleva,            1. Recovered                Real estate at Hadzi              1.Sofia City Court-Civil
Nikolay Tsvetanov Gueorguiev          ownership under             Dimitar, near Gintsi St.,         Case No 1333/02 - STOPPED 2.
and others - heirs to Gueorgi         Ownership and Use           under cadastral list 295,         Sofia Regional Court -Civil
Kolev Ionchev                         of Agricultural             with plan No 778, with area       Case No 2911/03 - negative
                                      Lands Act                   of 2,190 sq. m.                   claim of proof agianst the
                                                                                                    heirs -  decided in favor of EDC
                                      2. Negative claim EDC
                                      of proof by the EDC
-------------------------------       ----------------------      ---------------------------       ------------------------------
Agnelina Ognjanova Nedoklanova        Recovered                   Real estate, representing         No case initiated.
                                      ownership under             estate under plan .No
                                      Ownership and Use           4389, cadastral list No 15,
                                      of Agricultural             location Pardishteto with
                                      Lands Act                   area 1,500 sq. m. under
                                                                  cadastral plan dated
                                                                  1939, square 79
-------------------------------       ----------------------      ---------------------------       ------------------------------
Tzvetan Vesselinov Dimitrov.          1.Negative claim            Real estate with area of          1.Sofia City Court-Civil
Nikolina Vesselinova                  of proof under              1,060 sq. m., estate                Case No 8243/03-won at first
Krastanova, Katia Ivanova             art. 97 of the              No1211, identical with              instance by the EDC.
Stefanova, Stoyanka Ivanova           Civil Procedure             estate No 4388, square 79,        2.Sofia Regional
Netovska, Gueorgi Stoyanov            Code by the EDC             location Pardishteto,               Court-Civil Case 7544/03-
Geshev, Metodi Stoyanov               that the heirs are          Iskar Region                        claim under Art. 108 the
Geshev, Grigor Stoyanov Geshev        not owners of the                                               Ownership Act of the heirs -
                                      real estate. The                                                STOPPED.
                                      tax valuation is
                                      BGN 4,245.25 ea.
                                      2. Under Art. 108
                                      of the Ownership
                                      Act by the owners
                                      - case stopped
-------------------------------       ----------------------      ---------------------------       ------------------------------


-------------------------------       ----------------------      ---------------------------       ------------------------------
"Mladost" RPC                         Compensation for            Kiosk built in                    Case won at first instance,
                                      premises, where             Supermarket, located at           decision appealed, PENDING
                                      the kiosk is                area II of square 21 under        at second instance
                                      located. Kiosk              the plan of Sofia,
                                      relocated.                  Mladost, Kiosk built into
                                                                  a Supermarket, located at
                                                                  sq. V, area
                                                                  1 of the Sofia
                                                                  plan
-------------------------------       ----------------------      ---------------------------       ------------------------------
Stefan Raikov Dasklov and             By a Supreme                Yard, representing an             No case initiated. Rent
Svetla Raikova Daskalova              Administrative              estate area No1, square 1,        contract.
                                      Court decision,             location (2)(2)(2) Industrial
                                      ownership is                Zone Orion /Shahovets/
                                      recovered on a non
                                      built area in the
                                      yard of Zapad
                                      Region
-------------------------------       ----------------------      ---------------------------       ------------------------------
Joint property on 15, Gerlovo         Recovered                   Kiosk located at 15               No case initiated. Rent
Str.                                  ownership under             Gerlovo St., area of 20           contract.
                                      Restitution of              sq. m.
                                      Nationalized Real
                                      Property Act
-------------------------------       ----------------------      ---------------------------       ------------------------------


Part II: EDC Sofia Oblast EAD

--------------------------     --------------------------------    -----------------------------    ------------------------------
Claiming person                Material interest of the claim      Description of the real          Stage of the proceedings
                                                                   estate, subject to the
                                                                   claim
--------------------------     --------------------------------    -----------------------------    ------------------------------
MAK TOURS AD                   Claim of findings under             Built-in kiosk, situated         Hearing to be scheduled
                               Art.97 of the Civil Procedure       at BOR Hotel in                  at the Blagoevgrad
                               Code, that the kiosk is owned       Blagoevgrad                      Regional Court
                               by MAK TOURS AD
--------------------------     --------------------------------    -----------------------------    ------------------------------
Ana Chaprashnikova,            Art.2, Para. 1 of Law on            1/2 Administrative               Claim denied by the
Ekaterina Taushanova           Compensation of Owners of           Building of EDC Sofia            previous instance
/In their capacity of          Expropriated Property,              Oblast, located in               court. Decision pending
heirs/                         pending at the Sofia Court of       Dupnitsa                         by the Sofia Court of
                               Appeal                                                               Appeal
--------------------------     --------------------------------    -----------------------------    ------------------------------


Part III: EDC Pleven EAD

--------------------------        -----------------------------    ---------------------------    ------------------------------
Claiming person                   Material interest of the         Description of the real        Stage of the proceedings
                                  claim                            estate, subject to the
                                                                   claim
--------------------------        -----------------------------    ---------------------------    ------------------------------
Joint property at Block No        At first instance court,         Based on Art.108 of the        Pending at the Supreme Court
8, "Mara Dencheva"                the plaintiff has waived         Ownership Act, the claim       of Cassation /not yet
residential district,             the initially claimed rent.      is for return of the           scheduled/
Pleven                            At present a rent of BGN         ownership and delivery
                                  100 is claimed.                  of possession of the
                                                                   premises, located at the
                                                                   base floor of the block,
                                                                   which is used by the EDC
                                                                   as a kiosk. Based on
                                                                   Art. 109 of the
                                                                   Ownership Act, a
                                                                   dismantling of the
                                                                   equipment is requested.
--------------------------        -----------------------------    ---------------------------    ------------------------------
"Septemvri"  PC, Krivodol         Claim based on Art. 97 of        Kiosk located in               Civil case No 1575/2004 First
                                  the Civil Procedure Code         Krividol, Vratza Region        court hearing at the Regional
                                  and Art. 157, Para. 1 of the                                    Court is
--------------------------        -----------------------------    ---------------------------    ------------------------------

--------------------------        -----------------------------    ---------------------------    ------------------------------
                                  State Ownership Act as                                          scheduled for 17.09.2004 in
                                  the claim is for proving                                        Vratza; pending at this instance;
                                  the ownership over a kiosk                                      next hearing scheduled for
                                  in Krivodol, Vratza Region                                      17.11.2004
--------------------------        -----------------------------    ---------------------------    ------------------------------
Pavlin Rebarkovski                Claim based on Art. 108 of       Kiosk located at               Civil case No 198/2004 at
                                  the Ownership Act and Art.       Tishevitsa, Vratza Region      Regional Court Vratza. First
                                  59 of the Obligations and                                       court hearing was held on
                                  Contracts Act, as the case                                      17.03.2004, in which the
                                  is for proving ownership                                        trueness of the notary deed
                                  over kiosk                                                      of the plaintiff was challenged.
                                                                                                  The statement of claim was
                                                                                                  entered into the Land Registry
                                                                                                  at Regional Court Vratza;
                                                                                                  pending at this instance --
                                                                                                  next hearing scheduled for
                                                                                                  24.11.2004
--------------------------        -----------------------------    ---------------------------    ------------------------------
 Kozloduj Municipality            The claim is for                 The claim is for               Civil case No 663/2003 at
                                  compensation for the use         compensation for the use       Regional Court-Vratza, the
                                  without legal ground by          without legal ground by        claim has been rejected
                                  the EDC of the land on           the EDC of the land on         completely by the first
                                  which kiosks are built;          which 119 kiosks are           instance, last hearing was on
                                  value of the claim - BGN         built                          04.05.2004; the claim has
                                  318,602.70                                                      been fully refuted and the
                                                                                                  plaintiff has appealed the
                                                                                                  decision in front of the Sofia
                                                                                                  Court of Appeal(civil court
                                                                                                  case No 1493/2004) scheduled
                                                                                                  for 21.01.2005; currently the
                                                                                                  Municipal Council of Kozloduj
                                                                                                  has taken the decision to with-
                                                                                                  draw the claim

--------------------------        -----------------------------    ---------------------------    ------------------------------
RKS /presently OKS/,              As at 31.08.2004 the             Real estate -                  Regional Court decided in
Montana city                      balance sheet value of the       administrative building        favor of the EDC. Case
                                  assets is BGN 88,595.40          and garages where              appealed before Supreme Court
                                                                   technical region "town"        of Cassation
                                                                   is located, excluding
                                                                   the land.
--------------------------- ----- ---------------------------- --- -------------------------- -------------------------------

                                 Schedule 13.4.2

                           Buyer's Power of Attorney

                                Schedule 13.4.23

                             Buyer Funds Declaration



                                       79